                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                Frontstep, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                                                PRELIMINARY COPY

                                [FRONTSTEP LOGO]

                                                                    May   , 2002

Dear Shareholders:

     The Board of Directors of Frontstep, Inc. has determined that it is in the best interest of Frontstep to raise $5.0 million to support our important and immediate operating cash requirements over the next twelve months. After considering all of our financing options and after extensive research and analysis, we have decided to raise the needed funds by issuing $5.0 million in notes and warrants. We hope to complete this financing promptly after satisfaction of certain conditions described in the proxy statement and after receiving the required approval of our shareholders at a special meeting which has been called by our Board of Directors to be held at 9:00 a.m., Columbus, Ohio time, on June 20, 2002 at our offices located at 2800 Corporate Exchange Drive, Columbus, Ohio. The formal notice of the special meeting and proxy statement are attached. We hope that you will be able to attend the special meeting.

     The investors that will provide the financing contemplated by the proposed transactions are, and have been, affiliated with the Company for a number of years. They include Fallen Angel Equity Fund and funds affiliated with Morgan Stanley Dean Witter & Co., who currently hold preferred shares and warrants issued by the Company, and Lawrence J. Fox and James A. Rutherford, who are directors of the Company.

     As part of the proposed transactions, the investors already have provided Frontstep with $1.5 million of the $5.0 million in total proposed financing. In exchange for the $1.5 million and certain other benefits to the Company, Frontstep issued to the investors (i) initial notes due May 2004 or, at the option of such investors, due August 31, 2002 and (ii) warrants for 600,000 common shares, exercisable at $0.01 per share. Upon completion of the proposed financing which our shareholders are being asked to approve, the initial notes will become convertible into common shares of the Company at the option of the investors. This interim financing is more fully described in the proxy statement.

     At the special meeting, you will be asked to approve the issuance of convertible notes due May 2004 to the investors, the issuance of common shares upon conversion of the initial notes and the issuance of that portion of the warrants issued to Lawrence J. Fox and James A. Rutherford. Subject to the satisfaction of certain other conditions described in the proxy statement, the closing is expected to occur promptly after the special meeting if shareholder approval is obtained. The conversion price per share for the initial notes and the convertible notes will be 80% of the average closing price per share for our common shares for the ten days preceding the two days prior to the special meeting.

     In addition, at the special meeting, you will be asked to approve the amended and restated stock option plan for our outside directors as described in the proxy statement.

     Our Board of Directors has considered all of our financing options and has compared the terms and conditions of the proposed financing to the market for similar transactions. Our Board has concluded that the proposed transactions provide the best option available to us for current financing.

     You should carefully read the attached proxy statement. Included in the proxy statement is detailed information about the Company's financing objectives, the interim financing, the convertible notes, our relationship with the investors and other important information for you to consider.

     Whether or not you plan to attend the special meeting, we encourage you to complete, sign and return your proxy card for the special meeting as soon as possible. We cannot complete this important financing unless Frontstep shareholders vote to approve the proposed transactions.

                                          Sincerely yours,

                                          /s/ Stephen A. Sasser
                                          STEPHEN A. SASSER
                                          President and Chief Executive Officer

                                                                PRELIMINARY COPY

                                [FRONTSTEP LOGO]

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 2002

                             ---------------------

To Our Shareholders:

     We are pleased to invite you to attend our special meeting of shareholders to be held at our offices located at 2800 Corporate Exchange Drive, Columbus, Ohio 43231 on June 20, 2002 at 9:00 a.m., Columbus, Ohio time, for the following purposes:

     - to consider and vote upon a proposal to approve the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Securities Purchase Agreement dated March 7, 2002 between the Company and the investors named therein;

     - to consider and vote upon a proposal to approve the Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors; and

     - to transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting.

     Only shareholders of record at the close of business on May 1, 2002 may vote at the meeting or any adjournment(s) or postponement(s) of the meeting.

                            YOUR VOTE IS IMPORTANT.

     Whether or not you plan to attend the meeting, you are urged to date, sign and promptly return the enclosed Proxy in the envelope provided so that your shares may be voted at the meeting in accordance with your wishes and to assure that a quorum will be present. If you attend the meeting and wish to change your proxy vote, you may revoke your Proxy and vote in person.

                                          By order of the Board of Directors

                                          /s/ Stephen A. Sasser
                                          STEPHEN A. SASSER
                                          President and Chief Executive Officer

Columbus, Ohio
May   , 2002

                       PROXY STATEMENT TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INFORMATION ABOUT THE SPECIAL MEETING.......................    1
  Purpose of the special meeting............................    1
  Date, Time and Place of Meeting...........................    1
  Shares Entitled to be Voted...............................    1
  Record Date...............................................    1
  Voting Your Shares; Quorum................................    1
  Revoking Your Proxy.......................................    2
  Voting in Person..........................................    2
  Vote Necessary to Approve the Proposals to be Voted on....    2
  Recommendation of the Frontstep Board of Directors........    2
DESCRIPTION OF TRANSACTIONS.................................    2
  Securities Purchase Agreement.............................    3
  Description of the Initial Notes and Convertible Notes....    6
  Description of Warrants...................................    7
  Issuance of Additional Warrants...........................    8
  Amended and Restated Investor Rights Agreement............    8
  Vesting of Stock Options..................................   12
  Requirement for Shareholder Approval......................   12
  No Pre-Emptive Rights.....................................   12
  Vote Required to Approve the Proposal.....................   13
  Recommendation of Frontstep's Board of Directors..........   13
BACKGROUND AND REASONS FOR THE TRANSACTIONS.................   13
  Our Strategy..............................................   13
  Recent Financings.........................................   13
  The Proposed Transaction..................................   15
PARTIES TO THE AGREEMENT....................................   17
  MSDW Investors............................................   17
  FAEF......................................................   17
  Director Investors........................................   17
AMENDED AND RESTATED STOCK OPTION PLAN FOR OUTSIDE
  DIRECTORS.................................................   18
  Purpose of the Plan.......................................   18
  Administration of the Plan................................   18
  Eligibility...............................................   19
  Common Shares Subject to the Plan.........................   19
  Grant of Options..........................................   19
  Terms and Conditions of Options...........................   19
  Exercise of Options.......................................   19
  Amendment of the Plan.....................................   20
  Federal Income Tax Consequences...........................   20
  Benefits under the Plan...................................   21
  Vote Required to Approve the Proposal.....................   21
  Recommendation of Frontstep's Board of Directors..........   21
PRINCIPAL HOLDERS OF SECURITIES.............................   21
SUMMARY COMPENSATION TABLE..................................   23
EMPLOYMENT AGREEMENTS.......................................   25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   26
STOCK OPTION GRANTS AND EXERCISES...........................   26
OPTION GRANTS IN LAST FISCAL YEAR...........................   26
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
  YEAR END OPTION VALUES....................................   27

                                                              PAGE
                                                              ----
EQUITY COMPENSATION PLAN INFORMATION........................   27
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   27
INDEPENDENT PUBLIC ACCOUNTANTS..............................   28
OTHER MATTERS...............................................   28
SOLICITATION EXPENSES.......................................   28
SHAREHOLDER PROPOSALS.......................................   29

Appendix A    -    Securities Purchase Agreement
Appendix B    -    Form of Initial Note
Appendix C    -    Form of Convertible Note
Appendix D    -    Form of Warrant
Appendix E    -    Amended and Restated Stock Option Plan for Outside Directors

                             ---------------------

           SAFE HARBOR STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Act of 1995) relating to Frontstep that are based upon management's current plans and expectations. These forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control, and include, among others, statements concerning the Company's borrowing availability, the Company's ability to complete the proposed convertible note and related transactions, and the expected operating needs of the Company. Words such as "estimate," "project," "plan," "believe," "intend," "expect," "anticipate" and similar expressions may identify forward-looking statements. Because these forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed in the forward-looking statements. The factors that may cause actual results to differ materially include, among others, failure to satisfy any of the closing conditions in the Securities Purchase Agreement, including the failure of Frontstep shareholders to approve the transactions contemplated by that agreement at the special meeting, general economic conditions, competitive conditions, market acceptance of new and existing Company products, and other risks detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

     The Company undertakes no obligation to revise or update or publicly release the results of any revision or update to these forward-looking statements.

                     INFORMATION ABOUT THE SPECIAL MEETING

     This proxy statement and the accompanying form of Proxy are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Frontstep, Inc. to be used at a special meeting of shareholders of the Company (or any adjournments or postponements of the meeting). This proxy statement and the accompanying form of Proxy are being mailed to Frontstep
shareholders on or about May   , 2002. "We", "our", "Frontstep" and the
"Company" as used herein refer to Frontstep, Inc.

PURPOSE OF THE SPECIAL MEETING

     The purpose of the meeting is to:

     - consider and vote upon a proposal to approve the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Securities Purchase Agreement dated March 7, 2002 between the Company and the investors named therein;

     - consider and vote upon a proposal to approve the Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors; and

     - transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting.

DATE, TIME AND PLACE OF MEETING

     Date:  June 20, 2002

     Time:  9:00 a.m., Columbus, Ohio time

     Place:  2800 Corporate Exchange Drive, Columbus, Ohio

SHARES ENTITLED TO BE VOTED

     Frontstep common shares and preferred shares (collectively, the "Shares") outstanding at the close of business on the record date, represented at the meeting in person or by proxy, are entitled to be voted at the meeting.

RECORD DATE

     May 1, 2002 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting (and at any adjournment(s) or postponement(s) of the meeting). On the record date, there were 7,568,218 Frontstep common shares and 566,933 Frontstep preferred shares outstanding.

VOTING YOUR SHARES; QUORUM

     Holders of Frontstep common shares and preferred shares are entitled to one vote per share for each Share held at the close of business on the record date on all matters that come before the meeting for a vote of shareholders. Representation in person or by proxy of the holders of a majority of the Shares entitled to be voted at the meeting will constitute a quorum for the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instructions from the beneficial owner of the Shares and no instruction is given. Proxies signed and submitted to brokers that have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes".

     Voting instructions are included on the enclosed form of Proxy. If you properly fill in your Proxy and send it to us in time to vote, the person or persons named in the Proxy (your "proxy") will vote your Shares as you have directed. If you sign the Proxy but do not make specific choices, your proxy will follow the recommendations of the Frontstep Board of Directors and vote your Shares (i) FOR approval of the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Securities Purchase Agreement, dated March 7, 2002 between the Company and the investors named therein (the "Agreement") and (ii) FOR approval of the Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors (the "Stock Option Plan").

     If any other matter is properly presented at the meeting, your proxy will vote your Shares in his or her discretion in accordance with his or her best judgment.

REVOKING YOUR PROXY

     You may revoke your Proxy at any time insofar as it has not been voted or exercised by:

     - submitting a later dated proxy to our Secretary;

     - notifying our Secretary in writing or by a verifiable communication that you have revoked your Proxy; or

     - giving notice of the revocation at the meeting.

VOTING IN PERSON

     If you plan to attend the meeting and vote in person, a ballot will be available for your use at the meeting. Your presence at the meeting does not revoke your Proxy unless you follow the procedure for revoking your Proxy as specified above.

VOTE NECESSARY TO APPROVE THE PROPOSALS TO BE VOTED ON

     The proposal to approve the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Agreement requires the approval of the holders of a majority of the Shares voted on the proposal, represented in person or by proxy. The proposal to approve the Stock Option Plan also requires the approval of the holders of a majority of the Shares voted on the proposal, represented in person or by proxy.

RECOMMENDATION OF THE FRONTSTEP BOARD OF DIRECTORS

     The Board of Directors of Frontstep recommends that you vote "FOR" the proposal to approve the issuance of the Convertible Notes, the issuance of common shares of the Company upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford as contemplated under the Agreement and "FOR" approval of the Stock Option Plan.

                          DESCRIPTION OF TRANSACTIONS

     On March 7, 2002, we entered into the Agreement with the following investors:

     - Morgan Stanley Dean Witter Venture Partners IV, L.P. ("MSVP IV")

     - Morgan Stanley Dean Witter Venture Investors IV, L.P. ("MSVI IV")

     - Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P. ("MSVOI
       IV")

     - Fallen Angel Equity Fund, L.P. ("FAEF")

     - Lawrence J. Fox ("Mr. Fox")

     - James A. Rutherford ("Mr. Rutherford")

MSVP IV, MSVI IV and MSVOI IV sometimes are referred to herein collectively as the "Funds". Mr. Fox and Mr. Rutherford sometimes are referred to herein as a "Director Investor" or together as the "Director

Investors". The investors listed above also may be referred to herein individually as an "Investor" and collectively as the "Investors".

SECURITIES PURCHASE AGREEMENT

     Pursuant to the Agreement, on March 7, 2002, we issued and sold to the Investors our 10% subordinated notes due May 10, 2004 or, at the option of the Investors, due August 31, 2002, in the aggregate principal amount of $1.5 million and warrants to purchase 600,000 common shares for an aggregate of $1.5 million in cash. The warrants have an exercise price of $0.01 per share. The issued subordinated notes and warrants are referred to herein as the "Initial Notes" and the "Warrants", respectively.

     Under the Agreement, we also have agreed to issue and sell to the Investors, subject to certain conditions, including the approval of Frontstep shareholders as described in this proxy statement, additional 10% subordinated convertible notes due May 10, 2004 in the aggregate principal amount of $3.5 million. The additional subordinated convertible notes are referred to in this proxy statement as the "Convertible Notes". The Initial Notes and the Convertible Notes are referred to herein together as the "Notes".

     The following table sets forth certain information regarding (a) the principal amounts of the Initial Notes, (b) the number of common shares covered by the Warrants, (c) the purchase price paid by the Investors for the Initial Notes and the Warrants, (d) the principal amounts of the Convertible Notes to be issued by us, and (e) the purchase price to be paid by the Investors for the Convertible Notes:

                                    TABLE I

                                                                NUMBER OF     PURCHASE      PRINCIPAL
                                                                  COMMON     PRICE PAID     AMOUNT OF
                                                                  SHARES     FOR INITIAL   CONVERTIBLE    PURCHASE PRICE
                                           PRINCIPAL AMOUNT     COVERED BY    NOTE AND     NOTE TO BE     TO BE PAID FOR
NAME OF INVESTOR                            OF INITIAL NOTE      WARRANT       WARRANT       ISSUED      CONVERTIBLE NOTE
----------------                          -------------------   ----------   -----------   -----------   -----------------
Morgan Stanley Dean Witter Venture
  Partners IV, L.P. ....................      $  550,131         220,052     $  550,131    $1,283,639       $1,283,639
Morgan Stanley Dean Witter Venture
  Investors IV, L.P.  ..................      $   63,824          25,530     $   63,824    $  148,923       $  148,923
Morgan Stanley Dean Witter Venture
  Offshore
  Investors IV, L.P.  ..................      $   21,463           8,585     $   21,463    $   50,080       $   50,080
Fallen Angel Equity Fund, L.P.  ........      $  264,582         105,833     $  264,582    $  617,358       $  617,358
Lawrence J. Fox ........................      $  450,000         180,000     $  450,000    $1,050,000       $1,050,000
James A. Rutherford ....................      $  150,000          60,000     $  150,000    $  350,000       $  350,000
                                              ----------         -------     ----------    ----------       ----------
  Total.................................      $1,500,000         600,000     $1,500,000    $3,500,000       $3,500,000

     The total proceeds from the sale of the Initial Notes, the Warrants and the Convertible Notes will be $5,000,000.00. The net proceeds from the sale of the Notes and the Warrants will be used by us for working capital and general corporate purposes. The issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes, and the issuance of Warrants to Mr. Fox and Mr. Rutherford, each a director of the Company, are subject to approval by Frontstep shareholders (at the special meeting to which this proxy statement relates). The Agreement requires us to cause a meeting of our shareholders to be held as soon as reasonably practicable for the purpose of obtaining such shareholder approval.

     The following table shows certain information regarding the Frontstep common shares beneficially owned, or which would be beneficially owned, by the Investors before and after consummation of the transactions contemplated by the Agreement, assuming:

     - the issuance of the Convertible Notes, issuance of common shares upon conversion of the Initial Notes, and issuance of that portion of the Warrants issued to the Director Investors are approved by shareholders at the meeting;

     - the average of the last reported sales price per share for our common shares for the ten consecutive trading days prior to the two consecutive trading days before the date of the shareholder meeting will be (i) $3.00 per share and the conversion price for the Notes will be $2.40 (80% of $3.00) per share or (ii) $5.00 per share and the conversion price for the Notes will be $4.00 (80% of $5.00) per share;

     - all of our outstanding preferred shares, warrants and exercisable stock options held by the Investors before and immediately after the transactions contemplated by the Agreement, as the case may be, including the Notes and the Warrants, have been converted or exercised in full; and

     - our outstanding warrant for 550,000 common shares held by Foothill Capital Corporation, our principal lender, has been exercised in full.

                                    TABLE II

                                           COMMON SHARES BENEFICIALLY OWNED
                               --------------------------------------------------------

                                                           AFTER ISSUANCE
                                 BEFORE         % OF      OF INITIAL NOTES      % OF
NAME                           TRANSACTION    CLASS(1)      AND WARRANTS      CLASS(2)
----                           -----------    ---------   ----------------    ---------
Lawrence J. Fox..............   2,041,763(5)   20.65%        2,041,763(5)      17.94%
MSDW Investors(8)............   1,120,744(9)   11.34%        2,175,443(10)     19.12%
FAEF.........................     466,668(13)   4.72%          905,835(14)      7.96%
James A. Rutherford..........     138,400(17)   1.40%          138,400(17)      1.22%

                                        COMMON SHARES BENEFICIALLY OWNED
                               ---------------------------------------------------
                                       AFTER ISSUANCE OF CONVERTIBLE NOTES
                               ---------------------------------------------------
                                MKT PRICE       % OF       MKT PRICE       % OF
NAME                           $3.00/SHARE    CLASS(3)    $5.00/SHARE    CLASS(4)
----                           -----------    ---------   -----------    ---------
Lawrence J. Fox..............   2,846,763(6)   20.78%      2,596,763(7)   20.18%
MSDW Investors(8)............   3,057,968(11)  22.32%      2,704,958(12)  21.02%
FAEF.........................   1,273,310(15)   9.29%      1,126,320(16)   8.75%
James A. Rutherford..........     406,733(18)   2.97%        323,400(19)   2.51%

---------------

 (1) Based upon 9,885,630 common shares outstanding, including (i) 7,568,218 common shares outstanding, (ii) 566,933 preferred shares (convertible into common shares on a 2 for 1 basis) held by FAEF, the Funds, Morgan Stanley Dean Witter Equity Funding, Inc. ("Equity Funding"), an affiliate of the Funds, and Originators Investment Plan L.P. ("OIP"), an affiliate of the Funds, (iii) 453,546 common shares which may be acquired within the next 60 days upon the exercise of warrants held by FAEF, the Funds, Equity Funding and OIP, (iv) 180,000 common shares which may be acquired within the next 60 days upon the exercise of stock options held by the Director Investors, and (v) 550,000 common shares which may be acquired upon exercise of a currently exercisable warrant held by Foothill Capital Corporation. Does not assume exercise of stock options which may be exercised within the next 60 days held by our employees (other than options for 160,000 common shares held by Mr. Fox) under our employee stock option plans or options held by our outside directors (other than an option for 20,000 common shares held by Mr. Rutherford) under our stock option plan for outside directors.

 (2) Based upon 11,379,496 common shares outstanding, including (i) 7,568,218 common shares outstanding, (ii) 566,933 preferred shares (convertible into common shares on a 4 for 1 basis) held by FAEF, the Funds, Equity Funding and OIP, giving effect to the reduction in the conversion price applicable to the preferred shares, (iii) 813,546 common shares which may be acquired within the next 60 days upon the exercise of warrants (including Warrants) held by FAEF, the Funds, Equity Funding and OIP, (iv) 180,000 common shares which may be acquired within the next 60 days upon the exercise of stock options held by the Director Investors and (v) 550,000 common shares which may be acquired upon exercise of a currently exercisable warrant held by Foothill Capital Corporation. Does not assume exercise of stock options which may be exercised within the next 60 days held by our employees (other than options for 160,000 common shares held by Mr. Fox) under our employee stock option plans or options held by our outside directors (other than an option for 20,000 common shares held by Mr. Rutherford) under our stock option plan for outside directors.

 (3) Based upon 13,702,829 common shares outstanding, including (i) 11,379,496 common shares as described in Footnote 2 above, (ii) 2,083,333 common shares which may be acquired upon conversion of the Notes, and (iii) 240,000 common shares which may be acquired upon exercise of Warrants held by the Director Investors.

 (4) Based upon 12,869,496 common shares outstanding, including (i) 11,379,496 common shares as described in Footnote 2 above, (ii) 1,250,000 common shares which may be acquired upon conversion of the Notes, and (iii) 240,000 common shares which may be acquired upon exercise of Warrants held by the Director Investors.

 (5) Includes (i) 1,878,924 common shares held directly by Mr. Fox, (ii) 160,000 common shares subject to options exercisable within the next 60 days, and
     (iii) 2,839 common shares held for the account of Mr. Fox in the Company's 401(k) Plan.

 (6) See Note 5 above. Also includes (i) 180,000 common shares issuable upon exercise of the Warrant issued to Mr. Fox under the Agreement and (ii) 625,000 common shares issuable upon conversion of Notes issued or to be issued to Mr. Fox pursuant to the Agreement.

 (7) See Note 5 above. Also includes (i) 180,000 common shares issuable upon exercise of the Warrant issued to Mr. Fox under the Agreement and (ii) 375,000 common shares issuable upon conversion of Notes issued or to be issued to Mr. Fox pursuant to the Agreement.

 (8) The Funds, Equity Funding and OIP are referred to collectively as the "MSDW Investors."

 (9) Includes (i) 800,532 common shares issuable upon conversion of preferred shares (convertible into common shares on a 2 for 1 basis) held by the MSDW Investors and (ii) 320,212 common shares subject to warrants held by the MSDW Investors.

(10) Includes (i) 1,601,064 common shares issuable upon conversion of preferred shares (convertible into common shares on a 4 for 1 basis) held by the MSDW Investors, giving effect to the reduction in the conversion price applicable to the preferred shares, and (ii) 574,379 common shares issuable upon exercise of warrants (including Warrants) held by the MSDW Investors.

(11) Seen Note 10 above. Also includes 882,525 common shares issuable upon conversion of Notes issued or to be issued to the Funds pursuant to the Agreement.

(12) See Note 10 above. Also includes 529,515 common shares issuable upon conversion of Notes issued or to be issued to the Funds pursuant to the Agreement.

(13) Includes (i) 333,334 common shares issuable upon conversion of preferred shares (convertible into common shares on a 2 for 1 basis) and (ii) 133,334 common shares issuable upon exercise of a warrant held by FAEF.

(14) Includes (i) 666,668 common shares issuable upon conversion of preferred shares (convertible into common shares on a 4 for 1 basis) held by FAEF, giving effect to the reduction in the conversion price applicable to the preferred shares and (ii) 239,167 common shares issuable upon exercise of warrants (including a Warrant) held by FAEF.

(15) See Note 14 above. Also includes 367,475 common shares issuable upon conversion of the Notes issued or to be issued to FAEF pursuant to the Agreement.

(16) See Note 14 above. Also includes 220,485 common shares issuable upon conversion of the Notes issued or to be issued to FAEF pursuant to the Agreement.

(17) Includes (i) 118,400 common shares held directly by Mr. Rutherford and (ii) 20,000 common shares subject to options exercisable within the next 60 days.

(18) See Note 17 above. Also includes (i) 60,000 common shares issuable upon exercise of the Warrant issued to Mr. Rutherford under the Agreement and
     (ii) 208,333 common shares issuable upon conversion of the Notes issued or to be issued to Mr. Rutherford under the Agreement.

(19) See Note 17 above. Also includes (i) 60,000 common shares issuable upon exercise of the Warrant issued to Mr. Rutherford under the Agreement and
     (ii) 125,000 common shares issuable upon conversion of the Notes issued or to be issued to Mr. Rutherford under the Agreement.

     The obligations of the Company and the Investors to consummate the sale and purchase of the Convertible Notes also are subject to several other conditions, including the following:

     - the absence of any law, regulation, judgment, injunction, order or decree that prohibits the consummation of the closing of the sale of the Convertible Notes to the Investors;

     - the absence of any proceeding challenging the Agreement or the transactions contemplated thereby, or seeking to prohibit, alter, prevent or materially delay the closing of the sale of the Convertible Notes instituted by any governmental body, agency, or official or any other person;

     - receipt of all required regulatory consents and approvals; and

     - receipt of any required consents of Foothill Capital Corporation, our principal lender.

     In addition, the obligations of the Investors to consummate the purchase of the Convertible Notes are subject to the following other conditions:

     - we shall have performed in all material respects all of our obligations under the Agreement required to be performed by us prior to the closing date for the sale of the Convertible Notes;

     - our written representations and warranties delivered to the Investors pursuant to the Agreement shall be true in all material respects as of the closing date for the sale of the Convertible Notes as if made as of such date (except for such representations and warranties that refer to an earlier date), and we shall have delivered to the Investors a certificate signed by an executive officer of the Company to such effect;

     - completion of business, financial, legal and technical due diligence by the Investors to their reasonable satisfaction;

     - approval of the transactions contemplated by the Agreement by the respective investment committees of MSDW Venture Partners IV, Inc. and its affiliates and by FAEF;

     - the number of directors of the Company must be set at eight (8) and Guy de Chazal, Barry Goldsmith and Lawrence J. Fox shall be serving as directors of the Company on the closing date for the sale of the Convertible Notes;

     - receipt by the Investors of an opinion of Vorys, Sater, Seymour and Pease LLP, our legal counsel, dated the closing date for the sale of the Convertible Notes, in reasonable and customary form; and

     - receipt by the Investors of all documents which the Investors may reasonably request relating to the existence of the Company and its subsidiaries and our authority to execute and perform the Agreement, in form and substance reasonably satisfactory to the Investors.

     Similarly, our obligation to consummate the sale of the Convertible Notes to the Investors is subject to several other conditions, including the following:

     - the Investors shall have performed in all material respects all of their obligations under the Agreement required to be performed by them at or prior to the closing of the sale of the Convertible Notes; and

     - the written representations and warranties of the Investors delivered to us pursuant to the Agreement shall be true in all material respects as of the closing date for the sale of the Convertible Notes as if made as of such date (except for such that refer to an earlier date).

DESCRIPTION OF THE INITIAL NOTES AND CONVERTIBLE NOTES

  INITIAL NOTES.

     Interest. The Initial Notes issued to the Investors are unsecured and bear interest, commencing on March 7, 2002, at a rate of 10% per annum, payable in arrears on March 31, June 30, September 30 and December 31 of each year in which the Initial Notes are outstanding. Interest on any overdue principal amount of the Initial Notes, and on any overdue installments of interest, to the extent lawful, is payable at a rate of 14% per annum.

     Prepayment. The Initial Notes may be prepaid by us, without penalty or fee, with the consent of the holders of at least a majority in aggregate principal amount of the Initial Notes then outstanding, which consent may not be unreasonably withheld.

     Holder Put Right. If the issuance of the Convertible Notes has not occurred and is not reasonably expected to occur, on or before August 31, 2002, at the election of the holders of a majority in aggregate principal amount of the Initial Notes then outstanding, the Initial Notes must be redeemed in whole, but not in part, by the Company on August 31, 2002 at a redemption price equal to 100% of the principal amount of the Initial Notes, plus accrued and unpaid interest to the redemption date.

     Subordination and Subrogation. The Initial Notes are subordinate to our "senior debt", which means all of our debt and obligations to our principal lender, Foothill Capital Corporation, outstanding at any time. However, subject to the payment in full of our senior debt, the holders of the Initial Notes will be subrogated to the rights of the holders of our senior debt until the principal amount and interest on the Initial Notes are paid in full.

     Conversion. After issuance of the Convertible Notes, and subject to the prior approval of our shareholders at the special meeting of the issuance of common shares upon conversion of the Initial Notes, the Initial Notes will become convertible at any time and from time to time, in whole or in part, at the option of the holder, into our common shares at an initial conversion price equal to 80% of the daily price per common share for the 10 consecutive trading days immediately preceding the two consecutive trading days immediately prior to the special meeting to which this proxy statement relates. The "daily price" means the last reported sale price per share for our common shares on such day on the Nasdaq National Market.

     The conversion price of the Initial Notes will be subject to adjustment from time to time on a weighted average basis in the case of certain events which would have a dilutive affect on the conversion price of the Initial Notes, including if we:

     - pay a share dividend on or make a distribution of our common shares;

     - subdivide or split our outstanding common shares or combine or reclassify our outstanding common shares into a smaller number of common shares;

     - issue by reclassification of our common shares other securities;

     - consolidate with, or merge with or into, any other person;

     - issue or sell common shares for no consideration or for consideration per share less than the conversion price then in effect for the Initial Notes;

     - fix a record date for the issuance of rights, options or warrants to holders of our common shares or holders of other securities entitling them to subscribe for or purchase within 60 days of such record date our common shares at a price per share, or having a conversion price per share, if a convertible security, less than the conversion price for the Initial Notes in effect on such record date;

     - issue rights, options, warrants to subscribe for or to purchase our common shares or securities convertible into our common shares, or convertible securities at a purchase or exercise price per share less than the conversion price for the Initial Notes; or

     - fix a record date for a dividend or distribution to holders of our common shares of evidences of indebtedness, cash, assets or other property, with some exceptions as specified in the form of the Initial Note.

No adjustment as described above to the conversion price for the Initial Notes will be required if we issue or sell our common shares:

     - pursuant to our non-qualified stock option plans for our directors or key employees, or pursuant to any similar common share related employee compensation plan approved by our Board of Directors; or

     - in connection with a merger or consolidation with, or other acquisition of another person, or the acquisition of the assets of another person, other than a transaction that constitutes a "Change in Control Liquidation Event" (as such term is defined in our Amended Articles of Incorporation, as amended).

  CONVERTIBLE NOTES

     The principal terms of the Convertible Notes, including the payment of interest, our prepayment option, and subordination, subrogation and conversion rights of the holders, will be substantially the same as described above for the holders of the Initial Notes. However, the holders of the Convertible Notes will not have any put option rights and the Convertible Notes will be convertible into common shares by the holders immediately upon issuance of the Convertible Notes.

DESCRIPTION OF WARRANTS

     Exercise of Warrants. The Warrants expire on March 7, 2012. The Warrants are exercisable by the holders, in whole or in part, at any time, or from time to time, at an exercise price of $0.01 per share, subject to adjustments, until the Warrants expire; EXCEPT THAT the Warrants issued to the Director Investors are not exercisable until our shareholders approve the issuance of the Warrants to them (a proposal to approve such issuance will be submitted to our shareholders at the special meeting to which this proxy statement relates). In lieu of the payment of the exercise price, the holder of a Warrant may elect a "net share" settlement or exchange of the Warrant by surrendering the Warrant and converting it into our common shares according to the following formula:

       X = (A-B) x C, where:
          ----------

              A

               X = the number of common shares issuable upon exchange of the
                   Warrant;

               A = the last reported sale price per share for our common shares on the day immediately preceding the date on which the holder delivers written notice of exercise of the Warrant to us;

               B = the exercise price per share under the Warrant, as adjusted under the terms of the Warrant; and

               C = the number of common shares as to which the Warrant being exchanged would be exercisable under the terms of the Warrant.

     Transfer of Warrants. The Warrants are not transferable except to a person who agrees to be bound by the respective terms of the Warrant and the Amended and Restated Investor Rights Agreement (discussed below). The Warrants contain anti-dilution provisions which require the exercise price to be adjusted in some cases if we:

     - declare a share dividend or make a share distribution on our common shares;

     - subdivide or split our outstanding common shares;

     - combine or reclassify our outstanding common shares into a smaller number of shares; or

     - issue any shares of our capital stock in a reclassification of our common shares.

ISSUANCE OF ADDITIONAL WARRANTS

     The Agreement provides that if we, by dividend to holders of our common shares, transfer ownership of all or a part of a subsidiary of the Company to our shareholders, then we are required to issue to the holders of the Warrants then outstanding additional warrants to purchase common shares of such subsidiary having substantially the same terms and conditions as the Warrants (except the similar right to receive warrants for common shares of a subsidiary of the Company). The number of common shares of the subsidiary covered by the additional warrants issued to the holder must be sufficient to give the holder the same percentage ownership of the outstanding common shares (calculated on a fully diluted basis) that the holder has in the outstanding common shares of the Company (calculated on a fully diluted basis) under the Warrants as of the effective date of the dividend.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     Concurrently with the execution of the Agreement and the issuance of the Initial Notes and the Warrants to the Investors, we entered into an Amended and Restated Investor Rights Agreement (the " Rights Agreement") dated March 7, 2002 among the Company, the Investors and Equity Funding. The Rights Agreement restates, amends and supersedes the Investor Rights Agreement dated May 10, 2000 among the Company, the Funds, Equity Funding, FAEF and Mr. Fox, as previously amended by Agreement dated August 15, 2000 among the parties thereto (the "Original Rights Agreement"). Under the terms of the Original Rights Agreement, the Rights Agreement also is binding on OIP. The Funds, Equity Funding and

OIP are referred to herein collectively as the "MSDW Investors". Pursuant to the terms of the Rights Agreement, the Investors, Equity Funding and OIP have certain rights, including the following:

     Board Representation. The Rights Agreement provides that we must take all reasonably necessary or desirable legal actions within our control so that from the date of the Rights Agreement until May 10, 2004:

     - the authorized number of directors on our Board of Directors will be eight directors;

     - one director on our Board of Directors will be designated by FAEF, as long as any of our outstanding preferred shares, Convertible Notes or Initial Notes (or any of our common shares underlying such securities) held by FAEF are outstanding and held by FAEF;

     - one director on our Board of Directors will be designated by the MSDW Investors, as long as any of our outstanding preferred shares, Convertible Notes or Initial Notes (or any of our common shares underlying such securities) held by the MSDW Investors are outstanding and held by any MSDW Investor;

     - one director on our Board of Directors will be Lawrence J. Fox, provided that the Convertible Note or Initial Note (or any of our common shares underlying such securities) held by Mr. Fox is outstanding, or Mr. Fox continues to own at least one million of our common shares owned by him as of the date of the Rights Agreement;

     - the management slate of directors, including the designees of FAEF and the MSDW Investors, respectively, and Mr. Fox, will be elected to our Board of Directors;

     - at least one of the designees of FAEF or the MSDW Investors will be designated as a member of every committee of our Board of Directors existing now or in the future (other than the corporate development committee);

     - the required quorum for meetings of our Board of Directors will be the presence in person at each meeting of at least a majority of our directors, EXCEPT THAT a majority of our directors in office will constitute a quorum for filling a vacancy in our Board of Directors;

     - all action of our Board of Directors will require (i) the affirmative vote of at least a majority of our directors at a duly convened meeting of our board of directors at which a quorum is present or (ii) the unanimous written consent of our Board of Directors; EXCEPT THAT if there is a vacancy on our Board of Directors and an individual has been nominated to fill the vacancy, the first order of business must be to fill the vacancy and PROVIDED FURTHER that any transaction required to be approved under Section 1701.60 of the Ohio Revised Code (or any provision substituted for such section under Ohio law) must be approved in accordance with such provision; and

     - if any director nominated by FAEF or the MSDW Investors ceases to serve as a member of our Board of Directors during his or her term of office, FAEF or the MSDW Investors, as the case may be, will be entitled to nominate a designee to fill the vacancy, and our Board of Directors as constituted immediately prior to such time must designate a replacement director, nominated by FAEF or the MSDW Investors, as the case may be, and reasonably satisfactory to our Board of Directors, to fill the remainder of the term of the director who has ceased to be a member of our Board of Directors.

     Pre-emptive Rights. Under the Rights Agreement, the Investors, Equity Funding and OIP each has the pre-emptive right to purchase all or any portion of any equity securities, or any securities which may be converted into or exchanged or exercised for any equity securities, which we or any of our subsidiaries may offer in an amount sufficient to maintain its or his respective ownership interest in the Company and/or such subsidiary. The amount of securities which an Investor, Equity Funding or OIP would be entitled to purchase is equal to:

     - the number or amount of securities being offered, multiplied by,

     - a fraction, the numerator of which is the number of our common shares held by the Investor, Equity Funding or OIP, as the case may be, which are "Registrable Stock" (as defined in the Rights

       Agreement) and the denominator of which is the number of our common shares held by all of our shareholders, including the Investors, Equity Funding and OIP.

     If the number of equity securities being offered by our subsidiary that the Investors, Equity Funding and OIP would have a pre-emptive right to purchase under the formula described above is less than 20% of the equity securities being offered, then the Investors, Equity Funding and OIP will have a pre-emptive right to purchase an aggregate of at least 20% of the equity securities being offered. The Investors, Equity Funding and OIP do not have any pre-emptive rights with respect to our shares issued or issuable:

     - upon the exercise of options or warrants or conversion of convertible securities, including our preferred shares, outstanding on the date of the Rights Agreement; or

     - to any officers, directors, employees, agents or consultants of the Company or of any of our subsidiaries, upon exercise of any option granted or to be granted pursuant to any stock option plan or arrangement approved by our Board of Directors or the board of directors of one of any subsidiary of the Company, as the case may be, or any option granted or to be granted thereunder; or

     - in an acquisition by us or one of our subsidiaries of any other corporation, association, partnership or another entity, or the assets or securities thereof.

     The pre-emptive rights of each of the Investors, Equity Funding and OIP under the Rights Agreement are subject to the ability of the Investor, Equity Funding and OIP, as the case may be, to make representations to us as reasonably required to comply with Rule 506 of Regulation D under the Securities Act of 1933, as amended, in connection with the purchase of any restricted securities.

     Waiver. Each of the Investors, Equity Funding and OIP has waived any and all pre-emptive rights it or he may have, and all other similar rights to which it or he may have been entitled, under the Original Rights Agreement and the Rights Agreement, as the case may be, solely with respect to our issuance of the Initial Notes, the Warrants and the Convertible Notes, and/or the sale or issuance of any securities by us in connection with the conversion or exercise of the Initial Notes, the Warrants or the Convertible Notes.

     In connection with the Agreement, we agreed to reduce the conversion price on our outstanding convertible preferred shares held by the MSDW Investors and FAEF from $12.00 per share to $6.00 per share. Under the Rights Agreement, the Investors, Equity Funding and OIP agreed to waive any and all further adjustments to:

     - the conversion price applicable to our outstanding preferred shares held by the MSDW Investors and FAEF, and/or the number of common shares into which such preferred shares are convertible;

     - the conversion price applicable to the Initial Notes and/or the Convertible Notes and/or the number of common shares into which such Initial Notes and/or Convertible Notes will be convertible; and

     - the exercise price of the outstanding warrants issued to the MSDW Investors and FAEF in May, 2000 (including the anti-dilution provisions contained in the warrants)

and any and all other anti-dilution rights and provisions applicable to our outstanding preferred shares, the Convertible Notes, the Initial Notes, the warrants issued to the MSDW Investors and FAEF in May, 2000 and the Warrants held by them and which any of them would have been entitled to exercise or receive in connection with the issuance of the Initial Notes, the Convertible Notes or the Warrants and/or the issuance of any securities by us in connection with the conversion or exercise of the same, provided such waiver is made solely with respect to the aforementioned transactions.

     Voting Arrangements. Under the Rights Agreement, the Investors, Equity Funding and OIP have agreed:

     - to vote any Shares held by them in favor of any merger, consolidation, share exchange or other business combination if such transaction is approved by at least two-thirds of the members of our Board of Directors, as currently constituted, or, alternatively, approved by a majority of the members of each of the corporate development committee of our Board of Directors and a majority of the directors on our Board of Directors, each as currently constituted;

     - to vote in favor of any issuance of debt or equity securities issued by us in connection with any of the transactions contemplated by the Agreement or the Rights Agreement which are approved by a majority of the directors on our Board of Directors, as currently constituted; and

     - to tender, sell and not withdraw, all Shares owned by them in any tender offer that is approved by at least two-thirds of the members of our Board of Directors, as currently constituted, or, alternatively, approved by a majority of the members of each of the corporate development committee of our Board of Directors and a majority of the directors on our Board of Directors, each as currently constituted.

However, neither the MSDW Investors nor FAEF are required to vote in favor of any transaction that adversely affects the rights and the preferences of the holders of our outstanding preferred shares, the Initial Notes or the Convertible Notes and the Director Investors are not required to vote in favor of any transaction that adversely affects the rights and preferences of the holders of the Initial Notes or the Convertible Notes.

     Transfer Restrictions and Tag-Along Rights. As long as any of our outstanding preferred shares, Initial Notes, Convertible Notes, warrants (including the Warrants), or common shares issuable upon conversion or exercise of any such securities, beneficially owned by the Investors, Equity Funding and OIP are considered "restricted securities" pursuant to Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), the Investors, Equity Funding and OIP may only transfer such securities in accordance with the provisions of Rule 144 or upon registration of such securities under the Securities Act. The Rights Agreement also contains tag-along rights providing that before Mr. Fox may sell in excess of 10% of his common shares in any 12-month period in a private transaction, he will first give the MSDW Investors and FAEF an opportunity to participate in such sale on a basis proportionate to the amount of securities held by Mr. Fox and those held by the MSDW Investors and FAEF.

     Information Rights. Under the Rights Agreement, we have agreed to provide the Investors, Equity Funding and OIP with customary information rights, including the right to receive copies of our audited annual financial reports within 90 day of each fiscal year end, copies of our unaudited quarterly and monthly reports within 45 days of the end of such periods, respectively, and copies of our annual budget and business plan no later than 30 days before our fiscal year end.

     Registration Rights. If we issue the Convertible Notes, under the Rights Agreement, within 90 days of such issuance, we are required to use our reasonable best efforts to file with and have declared effective, by the Securities and Exchange Commission a registration statement on Form S-3 or any successor form covering all of the Registrable Stock (as defined in the Rights Agreement) held by the Investors, Equity Funding and OIP, as the case may be, in order to permit the public resale of such Registrable Stock by such holders. If the closing of the purchase of the Convertible Notes by the Investors has not occurred by June 30, 2002, we are required to use our reasonable best efforts to effect the registration of the common shares issuable upon exercise of the Warrants (except the Warrants held by the Director Investors) within 90 days of such date in order to permit the public resale of such common shares by the Investors. We are required to maintain the effectiveness of any registration statement on Form S-3 filed by us pursuant to the Rights Agreement until the common shares covered by the registration statement may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, within a 90 day period.

     At any time that the Form S-3 registration statement we are required to file under the Rights Agreement is no longer effective, if we file a registration statement in connection with the proposed offer and sale for money of any of our securities by us or any of our other securityholders, the Investors, Equity Funding and OIP may request that we include the common shares beneficially owned by them in the shares covered by such registration statement. Upon receipt of such request, we generally are required to use our reasonable best efforts to cause all such shares held by the Investors, Equity Funding and OIP to be covered by such registration statement. Commencing nine months after March 7, 2002, each Investor, Equity Funding and OIP will have a priority right (prior to the Company and any other securityholder) to have included in such registration statement not less than 30% of the common shares requested for such inclusion by such Investor,

Equity Funding or OIP, as the case may be. Each Investor, Equity Funding and OIP, as the case may be, at any time may transfer to any person that acquires at least 51% of such Investors's, Equity Funding's or OIP's outstanding common share equivalents then held by such Investor, Equity Funding or OIP, as the case may be, its or his registration rights under the Rights Agreement, subject to the agreement of the transferee to be bound by the terms of the Rights Agreement.

     Termination. The Rights Agreement terminates upon the occurrence of certain events, including at such time that the Investors, Equity Funding and OIP beneficially own in aggregate less than 20% of the common share equivalents purchased by the Investors pursuant to the Agreement and purchased by the MSDW Investors pursuant to the Securities Purchase Agreement dated May 10, 2000 among them and us.

     THE FOREGOING DESCRIPTION OF THE AGREEMENT, THE INITIAL NOTES, THE CONVERTIBLE NOTES, THE WARRANTS AND THE RIGHTS AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF EACH OF THE AGREEMENT, THE FORM OF INITIAL NOTES, THE FORM OF CONVERTIBLE NOTES, THE FORM OF WARRANT AND THE RIGHTS AGREEMENT WHICH ARE INCLUDED AS APPENDICES TO THIS PROXY STATEMENT.

VESTING OF STOCK OPTIONS

     We have outstanding under our employee stock option plans options granted pursuant to stock option agreements which contain provisions that provide that the options covered by the agreements will become fully exercisable as of the date of a "change in control" of the Company, as defined in the agreements, if the option has been outstanding six months or more at the time of such change in control. For purposes of the agreements, a "change in control" is deemed to have occurred on the date that any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1933, other than a trustee or other fiduciary of securities held under an employee benefit plan of the Company or its subsidiaries) becomes the beneficial owner of, or obtains voting control over, any percentage of our outstanding common shares greater than or equal to the percentage beneficially owned by Lawrence J. Fox. If the transactions contemplated by the Agreement are consummated, the MSDW Investors will beneficially owned a greater percentage of our outstanding common shares than Mr. Fox. See Table II under "Description of Transactions--Securities Purchase Agreement" herein. As a result, our existing employee stock options covering 454,876 common shares, with exercise prices ranging from $3.55 to $20.50 per share, will become vested immediately upon consummation of the transactions contemplated by the Agreement. Of these, none are held by Mr. Fox and options for 192,250 common shares with exercise prices ranging from $3.92 to $10.69 per share are held by other executive officers of the Company.

REQUIREMENT FOR SHAREHOLDER APPROVAL

     Rule 4350(i) of the Nasdaq Stock Market, Inc. requires us to obtain the approval of our shareholders (i) for the issuance of Warrants to the Director Investors and (ii) in connection with the issuance of the Convertible Notes and common shares upon conversion of the Initial Notes, since the initial conversion price for the Initial Notes and the Convertible Notes will be less than the greater of book or market value of our common shares on the date of issuance and the aggregate number of common shares to be issued upon conversion of the Initial Notes and the Convertible Notes could equal or exceed 20% of our outstanding common shares, or 20% of the voting power of our shareholders, immediately prior to such issuance. The issuance of the Convertible Notes and common shares upon conversion of the Initial Notes to the Director Investors also requires us to obtain shareholder approval under Nasdaq Rule 4350(i) if the aggregate number of common shares issuable to them upon conversion of the Notes or exercise of the Warrants would exceed the lesser of 1% of our outstanding common shares, 1% of the voting power of our shareholders immediately before such issuance or 25,000 common shares.

NO PRE-EMPTIVE RIGHTS

     Generally, Frontstep shareholders are not entitled to pre-emptive rights as a result of the transactions contemplated by the Agreement or the related issuance of our common shares upon conversion of the Initial Notes or the Convertible Notes or exercise of the Warrants. Frontstep's Amended Articles of Incorporation, as amended, provide that no shareholder of the Company is entitled, as a matter of right, to the pre-emptive right to purchase or subscribe for shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other obligations convertible into or exchangeable for such shares or which by warrants or otherwise entitle the holder thereof to subscribe for or purchase any such shares. However, holders of our outstanding preferred shares have pre-emptive rights pursuant to the terms of the Rights Agreement as discussed above, and have waived such pre-emptive rights as related to the transactions contemplated by the Agreement. See "Description of Transactions -- Amended and Restated Investor Rights Agreement -- Pre-emptive Rights" herein.

VOTE REQUIRED TO APPROVE THE PROPOSAL

     Under applicable Nasdaq rules, the proposal to approve the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Agreement must be approved by the holders of a majority of the Shares voted on the proposal, represented in person or by proxy.

RECOMMENDATION OF FRONTSTEP'S BOARD OF DIRECTORS

     Your Board of Directors unanimously recommends that you vote FOR approval of the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Agreement. See also "Parties to the Agreement" herein.

                  BACKGROUND AND REASONS FOR THE TRANSACTIONS

OUR STRATEGY

     Our strategic objective is to become the leading provider of collaborative software and services for discrete, to-order manufacturers. Our customer focus includes both single location and multi-location manufacturers worldwide. We understand the needs of these manufacturers and work with them to create and implement software solutions so they can respond better and faster to customer demands for quality products and services. We have gained this knowledge and experience by satisfying over 4,400 customers worldwide for more than 20 years. As the market changes in the manufacturing industry continue to accelerate, our product focus has become more comprehensive and integrated.

     While our product focus continues to include our traditional ERP solution, we also continue to develop an expanded, more complete product suite, including extended ERP, customer relationship management (CRM) and supply chain management
(SCM) solutions that will meet all of an enterprise's primary business system requirements. Our efforts have also included the integration of these products to facilitate ease of use enabling companies to collaborate information as well as synchronize processes among customers and other trading partners to make powerful strides in growth, profitability and competitive advantage.

     This complete product suite leverages the Microsoft .NET technology platform. Microsoft technology, used by many of the Company's customers in other aspects of their business, allows customers to leverage their technology investments and capabilities by using our software. We are committed to delivering a simple but powerful technology solution to better manage and leverage our costs of development and maintenance and to simplify our customers' information technology environment.

     To accomplish our transformation, in 1998 we began investing in the technologies we would need through the purchase of several companies and the development of our software and the software acquired from these companies. We have invested more than $55 million in the last four years to create an expanded, more comprehensive product suite, including significant advancements in our ERP products.

RECENT FINANCINGS

     The significance of our efforts to transform our products is that we knew we would need to finance these growth expenditures with either equity or additional debt from outside sources. In May, 2000, we completed the first financing transaction in support of our product transformation efforts with the sale of 566,933 Series A Convertible Participating Preferred Shares, each without par value (the "Series A Preferred Shares"), to FAEF and funds affiliated with Morgan Stanley Dean Witter & Co. for $24.00 per share, or an aggregate of approximately $13.6 million in cash. In connection with that transaction, we also issued to the investors warrants to purchase 453,846 common shares at an initial exercise price of $15.00 per share.

     At the time of the Series A Preferred Shares transaction, we believed that cash flows from operations would be sufficient to finance the remaining investments required to complete our product development activities. However, for several quarters following the Series A Preferred Shares financing, we experienced a decline in revenues related to a continuing, sluggish demand for enterprise software products and services. We believe that this decline was related to an industry-wide trend of delays in new business system purchases caused initially by the Year 2000 market dynamics and subsequently by a desire by potential customers to better understand the Internet and its effect on their overall business systems strategy.

     In the quarter ended March 31, 2001, the economy appeared to be slowing further and our customers reacted to this by electing to defer their buying decisions. As a result, the Company and many other enterprise software providers experienced significant shortfalls in revenue levels and incurred net losses for the subsequent two fiscal quarters as compared to earlier expectations of improvements in demand and financial performance.

     While we began to significantly reduce our operating costs following the quarter ended March 31, 2001 to better balance revenues and costs, we still needed additional financing to support our operating cash needs and to finance the reductions in our workforce and facilities. In July 2001, we entered into a new credit facility arrangement with Foothill Capital Corporation ("Foothill"). The credit facility includes a $15 million, three-year term note and a $10 million revolving credit facility (the "Credit Facility"). In connection with the Credit Facility, we issued to Foothill a warrant to purchase 550,000 common shares at an initial exercise price of $3.36 per share. The $10 million revolving credit facility is subject to certain limitations based on the Company's qualifying accounts receivable in North America. The Credit Facility, including the $15 million term note, afforded us with significantly improved borrowing capacity to meet the operating and other cash needs of the Company.

     In connection with the Foothill transaction, we agreed to reduce the exercise price of our outstanding warrants held by the MSDW Investors and FAEF from $15.00 per share to $3.36 per share. The MSDW Investors and FAEF agreed to waive any and all further adjustments to the exercise price of the warrants and the conversion price for the preferred shares held by them as a result of the Foothill transaction.

     We believed that the Foothill financing would be sufficient for the Company's cash needs for many years to come. This belief was, in part, due to our expectation that the Company's costs would continue to decrease as a result of our cost savings discussed above and that revenues would begin to increase commencing in the latter part of 2001. However, we continued to experience a decline in revenues relating to the persistent low demand for enterprise software products and services, which was exacerbated by the tragic events of September 11, 2001 and the economic malaise that followed, all of which had a negative impact on the Company.

     Although we reported positive financial results for the quarter ended September 30, 2001, which included positive cash flow from operations, we needed short-term financing immediately after the quarter, due to a significant decrease in our borrowing capacity under the Credit Facility, which is based on qualifying accounts receivable in North America and was adversely affected by the reduction in revenues we experienced after September 11th. On November 9, 2001, the Company and Foothill amended the Credit Facility to allow for temporary increased borrowing capacity of $2.5 million in the form of term notes through January 15, 2002. Also as part of the amendment, all financial covenants under the Credit Facility were modified to give account to the current economic conditions affecting the Company.

     Throughout the quarter ended December 31, 2001, we believed that the Company would again be profitable and would maintain positive cash flows from operations, both as a result of the cost savings we achieved and a belief that our customers and potential customers would not continue to defer their business systems buying decisions as they did in the September 2001 quarter. However, we did not achieve our revenue expectations, primarily due to continued delays by our customers and potential customers in making buying decisions, particularly those in North America. As a result, we reported an operating loss of $2.3 million and a net loss of $2.7 million for the quarter ended December 31, 2001.

     At December 31, 2001, the Company was not in compliance with certain financial covenants under the Credit Facility as a result of the reported losses. The noncompliance did not relate to any payment due under the Credit Facility. On February 10, 2002, Foothill agreed to amend the Credit Facility to waive the conditions of noncompliance as of December 31, 2001 and to reset the related financial covenants for the remainder of the Credit Facility term. To support the Company's operating needs, Foothill also agreed to provide the Company with $2.5 million of additional borrowing availability on a temporary basis until July 15, 2002 and to defer principal payments due under the primary term note for a six-month period commencing in January 2002, or approximately $2.5 million by the end of the six month term. At March 31, 2002, the Company was again not in compliance with certain financial covenants as a result of losses during the quarter ended March 31, 2002. Foothill has verbally agreed to waive the conditions of non-compliance.

THE PROPOSED TRANSACTION

     While the recent agreement with Foothill provides up to $5.0 million of additional cash or borrowing availability until July 2002, the internal cash forecasts of the Company indicated that this support would not meet all of the Company's future cash needs. We determined that the Company would need to raise a minimum of $5.0 million to: (i) repay the amounts due to Foothill in July 2002, (ii) meet our other debt repayment obligations due to Foothill, (iii) meet additional debt repayment obligations when they become due and (iv) meet our operating cash needs.

     In evaluating our need for additional financing, we concluded that the following issues were important and relevant to the sources of financing and the cost of such financing:

     - The Company's common shares had been trading in the range of $2.50 to $3.00 per share for the period following our pre-announcement of our December quarter operating results.

     - The Company's internal cash flow forecasts indicated that additional financing above that provided by Foothill would be needed in the quarter ended March 31, 2002 to meet our obligations to vendors and to operate the business.

     - The terms of the Series A Preferred Shares afford the holders certain anti-dilution rights. These anti-dilution rights would cause, in the event of a financing involving equity securities of the Company, additional shares to be issuable to the holders of the Series A Preferred Shares and related warrants upon conversion of those preferred shares and exercise of those warrants.

     The Board of Directors met on January 14, 2002 and again on January 29, 2002 to discuss the Company's financial results for the December quarter and to discuss the current financing situation. The Board authorized management to discuss financing needs with Foothill to determine the amount and duration of their borrowing support and to seek and consider possible proposals from other financing sources. The Board also discussed and considered the impact of an equity offering on the Company's common shareholders in light of the anti-dilution rights of the holders of the Series A Preferred Shares. The Board concluded that the amount of dilution would be significant. The Board agreed that discussions with the holders of the Series A Preferred Shares should be undertaken to seek full or limited waivers of these rights so any equity offering would be less dilutive to our common shareholders.

     During January 2002, we met with Foothill representatives several times in person and had several telephone conferences with them to discuss the amount and nature of their financial support of the Company. We also held numerous telephonic discussions during January 2002 with the Funds and FAEF, certain holders of Series A Preferred Shares, regarding the immediate need for additional financing, the results of the Foothill discussions and the importance to the Company of a waiver of all or a portion of their anti-dilution rights.

     On February 5, 2002, the Funds and FAEF made an initial proposal to the Company to provide $5.0 million to the Company. Their proposal was for the issuance of additional preferred shares of the Company, substantially in the form of the Series A Preferred Shares, on terms substantially the same as the terms of the proposed financing. The conversion price per share for the new preferred shares would be 80% of the market price per share of the Company's common shares over a certain time frame. The proposal also contemplated that the common share equivalent conversion price for the Series A Preferred Shares would be reduced from $12.00 to $6.00 per share. The holders of the Series A Preferred Shares also agreed to waive their other anti-dilution rights in connection with the proposed financing.

     On February 6, 2002, our Board of Directors met to discuss the proposal from the Funds and FAEF. The Board received a presentation of the proposal and evaluated its terms and conditions, the impact on our common shareholders and the risks and issues associated with obtaining approval from our shareholders. The Board reviewed a comparison of the proposal to the current market for private investments in public companies. The Board concluded that the conversion price discount to market, liquidation preference, conversion features, governance rights and other features were in line with current market conditions for such offerings. The Board also discussed other options that were under consideration or discussion and concluded that the proposal from the Funds and FAEF provided more immediate cash relief to the Company, offered a substantial concession by the Series A Preferred shareholders as to their anti-dilution rights and allowed the Company time to achieve a better market price for its common shares prior to determination of the conversion price. The Board asked the Funds and FAEF to reconsider certain portions of the proposal in an effort to improve them, to provide a portion of the funds to the Company prior to shareholder approval and to make the transaction easier to complete.

     On February 12, 2002, the Board of Directors met to discuss a revised proposal provided that day by the Funds, FAEF and Mr. Fox. Mr. Fox had advised the Board that he also was willing to participate in the financing with the Funds and FAEF, in part because of his desire to support the Company's cash needs and in part because he wanted to retain his current percentage ownership interests in the Company's common shares. See "Principal Holders of Securities" herein. This revised proposal was modified to issue convertible notes instead of preferred shares. However, the terms were substantially the same as the terms of the original proposal, particularly with respect to the conversion price for the convertible notes and re-pricing of the common share equivalent conversion price for the Series A Preferred Shares. Because the Company needed funds in order to meet its short-term operating needs, the revised proposal also contemplated an initial payment of $1.5 million to the Company in exchange for the issuance of the Initial Notes and warrants for 600,000 common shares with an exercise price of $0.01 per share to the Funds, FAEF and Mr. Fox. The revised proposal also included certain registration and other rights for the Investors and voting restrictions on the Investors relating to certain corporate events. The Board compared the revised proposal to the previous one and to the current market for similar financing arrangements. The Board concluded that the terms were consistent with current market conditions, that the revised proposal provided for the Company's short-term cash needs and that the revised proposal beneficially provided for resolution of the Series A Preferred anti-dilution rights and allowed the Company time to improve its stock price prior to setting the convertible note conversion price. The Board also concluded that the revised proposal provided for easier resolution of certain corporate governance and shareholder approval issues. Finally, the Board concluded that the voting restrictions relating to certain corporate events were in the best interests of the common shareholders and the registration and other rights requested by the Investors were consistent with such rights granted in other similar transactions. The Board voted unanimously to approve the term sheet for this revised financing, with Mr. Fox and representatives of the Funds and FAEF abstaining. Thereafter, in a effort to increase the revised financing up to a total of $5 million in cash, Mr. Rutherford agreed to participate in the transaction on the same terms and conditions as the other Investors, and the Board, the Funds, FAEF and Mr. Fox agreed to his participation.

     On March 5, 2002, the Board of Directors met to review the definitive documentation for the proposed financing and unanimously approved the definitive terms of the financing. Shortly thereafter, the Company
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

issued an aggregate of $1.5 million in notes and the Warrants to purchase an aggregate of 600,000 common shares to the Investors for a total of $1.5 million in cash.

     While we have had difficulty in recent months meeting operating needs and debt obligations, primarily as a result of economic conditions in the industry and related shortfall in revenues for the quarter ended December 31, 2001, we believe that the additional borrowing availability under the Credit Facility, the infusion of $1.5 million from the issuance of the Initial Notes and Warrants in March, 2002 and the completion of the proposed Convertible Note offering upon shareholder approval will be sufficient to meet the Company's debt obligations and operating needs for the coming twelve months. If the current economic conditions improve or the Company becomes profitable during the twelve month period, we believe these funds would support our operations for a longer period.

                            PARTIES TO THE AGREEMENT

MSDW INVESTORS

     The MSDW Investors are entities affiliated with Morgan Stanley Dean Witter & Co. ("MSDW"). The general partner of each of the Funds is MSDW Venture Partners IV, L.L.C. ("MSVP LLC"). The corporate managing member of MSVP LLC is MSDW Venture Partners IV, Inc. ("MSVP, Inc"), a wholly-owned subsidiary of MSDW. Equity Funding is a wholly-owned subsidiary of MSDW. MSDW OIP Investors, Inc. ("MSDW OIP"), a wholly-owned subsidiary of MSDW, is the general partner of OIP. The address of the principal business and principal office of MSDW, the Funds, MSVP LLC and MSVP, Inc., Equity Funding, OIP and MSDW OIP is 1585 Broadway, New York, New York 10036. The MSDW Investors are parties to the Agreement and holders of our outstanding preferred shares, warrants (including the Warrants) and Initial Notes (except for Equity Funding and OIP which are not holders of Initial Notes or Warrants). The MSDW Investors also are parties to the Rights Agreement. If the proposal to be submitted to our shareholders at the special meeting is approved and the transactions contemplated by the Agreement are consummated, the Funds also will purchase Convertible Notes to be issued by the Company and such Convertible Notes and the Initial Notes held by them will become convertible into our common shares. See "Description of Transactions", "Background and Reasons for the Transactions", and "Principal Holders of Securities" herein. Equity Funding and OIP own 82,176 and 4,326, respectively, of our outstanding preferred shares and Equity Funding and OIP hold warrants to purchase 65,741 and 3,461, respectively, of our common shares. The MSDW Investors each may be deemed to beneficially own all of the 400,266 preferred shares convertible into 1,601,064 common shares and the warrants exercisable for 574,379 common shares held by MSDW and its affiliated entities as discussed herein. Guy de Chazal, a director of Frontstep, is a Managing Director of Morgan Stanley & Co. Incorporated and an individual managing member of MSVP LLC.. He has been a director of the Company since 2000. Mr. Chazal disclaims beneficial ownership of the Shares reported as beneficially owned by MSDW, except to the extent of his indirect pecuniary interest in these shares.

FAEF

     The general partner of FAEF is Fallen Angel Capital, L.L.C. ("FAC"). The principal business address of FAEF and FAC is 125 Half Mile Road, Red Bank, New Jersey 07702. FAC may be deemed to beneficially own all of the 166,667 preferred shares convertible into 666,668 common shares and the warrants exercisable for 239,167 common shares held by FAEF. FAEF is a party to the Agreement and holds outstanding preferred shares, warrants (including a Warrant) and an Initial Note issued by the Company. FAEF also is a party to the Rights Agreement. If the proposal to be submitted to our shareholders at the meeting is approved and the transactions contemplated by the Agreement are consummated, FAEF also will purchase a Convertible Note to be issued by the Company and such Convertible Note and the Initial Note held by FAEF will become convertible into our common shares. See "Description of Transactions", "Background and Reasons for the Transactions", and "Principal Holders of Securities" herein. Barry Goldsmith, a director of Frontstep, is the general partner of FAC. He has been a director of the Company since 2000. Mr. Goldsmith disclaims beneficial ownership of the Shares reported as beneficially owned by FAC, except to the extent of his indirect pecuniary interest in these shares.

DIRECTOR INVESTORS

     Lawrence J. Fox is a principal shareholder, founder, Chairman of the Board and a director of Frontstep. He has been a director of the Company since 1984. He also served as Chief Executive Officer of the Company until January 1999. He currently beneficially owns 2,041,763 common shares and holds an Initial Note and Warrant issued by us pursuant to the Agreement. The Warrant held by him will not be exercisable until and unless approved by our shareholders at the meeting. He also is a party to the Rights Agreement. If the proposal to be submitted to our shareholders at the meeting is approved and the transactions contemplated by the Agreement are consummated, Mr. Fox also will purchase a Convertible Note to be issued by the Company and such Convertible Note and the Initial Note held by him will become convertible into our common shares. See "Description of Transactions", "Background and Reasons for the Transactions", and "Principal Holders of Securities" herein.

     James A. Rutherford is a shareholder and a director of Frontstep. He has been a director of the Company since 1995. He currently beneficially owns 118,400 common shares and holds an Initial Note and Warrant issued by us pursuant to the Agreement. The Warrant held by him will not be exercisable until and unless approved by our shareholders at the meeting. He also is a party to the Rights Agreement. If the proposal to be submitted to our shareholders at the meeting is approved and the transactions contemplated by the Agreement are consummated, Mr. Rutherford also will purchase a Convertible Note to be issued by the Company and such Convertible Note and the Initial Note held by him will become convertible into our common shares. See "Description of Transactions", and "Background and Reasons for the Transactions" herein.

                              AMENDED AND RESTATED
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     The Frontstep, Inc. Stock Option Plan for Outside Directors was originally approved by our Board of Directors on July 27, 1993 and by our shareholders on November 1, 1993. As currently in effect, the Stock Option Plan provides for a one-time automatic grant of an option to each of our outside directors upon their initial election or appointment to the Board.

     We are proposing that the Stock Option Plan be amended and restated to allow for discretionary grants of options to our outside directors, in addition to the automatic grant of options currently provided for by the plan. The Board of Directors previously approved the Stock Option Plan, as amended and restated, on April 15, 2002.

     We have included a copy of the full text of the Stock Option Plan, as amended and restated, as Appendix E to this proxy statement. Unless the context otherwise specifically provides, any reference to the "Stock Option Plan" or the "plan" in the following description means the Stock Option Plan, as amended and restated and as set forth in Appendix E. The following brief description is qualified in its entirety by reference to the full text of the Stock Option Plan included as Appendix E.

PURPOSE OF THE PLAN

     Under the Stock Option Plan, outside directors are given the opportunity to acquire and increase their proprietary interest in the success of Frontstep, enabling the plan to meet its stated objectives of:

     - obtaining and retaining the services of participants in the plan;

     - encouraging and rewarding efficient and profitable operation; and

     - promoting the development of our business.

ADMINISTRATION OF THE PLAN

     The Stock Option Plan is administered by a committee of at least three directors designated by the Board. Each member of the committee is required to qualify under Rule 16b-3 of the Exchange Act to administer the plan. Rule 16b-3 requires each member of the committee to be a "non-employee director" as defined in the rule.

     The committee has the authority to construe and interpret, to promulgate, amend and rescind rules and regulations relating to the implementation of and to make all other determinations necessary or advisable for the administration of the Stock Option Plan. Any action, determination, decision or opinion by the committee pursuant to the provisions of the plan is conclusively binding upon all persons. Under the Stock Option Plan, any action that may be taken by the committee may also be taken by the Board.

ELIGIBILITY

     The only persons eligible to participate in the Stock Option Plan are our outside directors. The plan defines an outside director as a director who is not an employee of Frontstep or any of our subsidiaries. Therefore, Mr. Fox and Stephen A. Sasser, who are directors and employees of the Company, are not eligible to participate in the Stock Option Plan.

COMMON SHARES SUBJECT TO THE PLAN

     The aggregate number of common shares which may be issued pursuant to the exercise of options under the Stock Option Plan is 200,000, subject to
adjustment as described below. As of May   , 2002, 100,000 of those common
shares remained available for issuance pursuant to the plan. If an option expires or terminates for any reason, in whole or in part, without being exercised, the number of common shares as to which the expired or terminated option has not have been exercised may again become available for grant of options.

     In the event of any change in capitalization affecting the common shares, including, by way of example, a stock dividend, stock split, reorganization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, the committee will make proportionate adjustments to reflect the change with respect to the aggregate number of common shares for which options may be granted, the maximum number of common shares covered by each outstanding option and the price per common share in respect of outstanding options. The committee also may make adjustments in the number of common shares covered by an option, and the price or other value of the option, in the event of a spin-off or other distribution of our assets to our shareholders.

GRANT OF OPTIONS

     The plan, as currently in place, provides for a one-time automatic grant of an option to purchase 20,000 common shares to each person who is chosen to serve as an outside director. The option is granted on the second business day after the day the individual is elected or otherwise chosen to serve as an outside director.

     The plan, as amended and restated, will give the committee the ability to make additional grants of options to our outside directors, including members of the committee, in the committee's discretion. In selecting the outside directors to whom discretionary options will be awarded, and in determining the number of common shares subject to those options, the committee may consider the value of a director's service to the company and any other factors that the committee deems relevant.

TERMS AND CONDITIONS OF OPTIONS

     Each option must be evidenced by an option agreement in a form approved by the committee which contains the terms and conditions of the option, including the number of common shares covered by the agreement. The purchase price pursuant to which common shares may be purchased under each option will be 100% of the fair market value of the common shares subject to the option on the date of grant. The Stock Option Plan defines fair market value as the average of the highest and lowest prices quoted for the common shares as reported on the Nasdaq National Market System on a particular day, or, if common shares were not traded on that date, on the next preceding day on which common shares were traded. Each option is effective on the date of grant and has a term of ten years from the date of grant, subject to earlier termination if the director ceases to be a director of Frontstep, as described below.

EXERCISE OF OPTIONS

     An outside director may exercise an option granted under the plan by giving us notice in writing, in a form approved by the committee. The notice must state the number of common shares subject to the option in
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

respect of which it is being exercised and must be accompanied by a check or cash in full payment of those common shares. The Company has a reasonable time after receipt of the notice in which to make delivery of certificates for the common shares.

     Each option is exercisable upon grant, except that no option is exercisable during the first six months after the grant, unless it is otherwise permitted by the rules pertaining to Section 16 of the Securities Exchange Act of 1934 which governs the trading of securities by corporate insiders.

     An outside director may not transfer or assign an option, except by will or by the laws of descent and distribution, and an option may be exercised during the lifetime of an outside director only by that outside director or by his legal guardian or representative. Any option which is exercisable by its terms at the time an outside director ceases to be a director must be exercised on or before the earlier of 90 calendar days after the date the outside director ceases to be a director or the expiration date of the option, whichever occurs first, after which period the option will expire. If an outside director is terminated by us "for cause," then all options granted to the outside director, to the extent not previously exercised, will expire immediately upon the termination.

     The Stock Option plan contains additional provisions which restrict the exercise of options granted under the plan and the transfer of common shares underlying those options if necessary to comply with applicable federal and state securities laws.

AMENDMENT OF THE PLAN

     The Board of Directors is authorized to suspend or discontinue the plan or revise or amend it in any respect, except that,

     - no revision or amendment may be made to any provision pertaining to the amount, price or timing of options within six months of any other revision or amendment to that provision, other than to comply with changes in the Internal Revenue Code or ERISA; and

     - no revision, amendment, suspension or discontinuation of the plan may be made without shareholder approval if the approval is necessary to comply with any tax or regulatory requirement.

     The Stock Option Plan provides that no revision, amendment, suspension or discontinuation may affect any grant previously made without the consent of the person affected, unless necessary to comply with applicable law. The adoption of the Stock Option Plan, as amended and restated, will not affect any grant of options to outside directors previously made under the plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following general discussion of federal income tax consequences is based upon current statutes, regulations and interpretations. This discussion is not intended to address specific tax consequences applicable to an individual participant who receives options under the plan.

     An optionee will not recognize any taxable income at the time a non-qualified stock option is granted, and Frontstep will not be entitled to a federal income tax deduction at that time. Taxable ordinary income will be recognized by the holder of an option granted under the plan at the time that the holder exercises the option in an amount equal to the excess of the fair market value of the common shares purchased at the time of the exercise over the aggregate option price. Frontstep will be entitled to a corresponding federal income tax deduction.

     Upon a subsequent sale of the common shares, the optionee generally will recognize a taxable capital gain or loss based on the difference between the per share fair market value at the time of exercise and the per share selling price. The capital gain or loss will be a long-term gain or loss if the sale or disposition occurs one year or more after the date of exercise.

BENEFITS UNDER THE PLAN

     Our Board of Directors is currently composed of eight members, six of whom are outside directors that are eligible to receive options pursuant to the plan. Those members include Duke W. Thomas, James A. Rutherford, Zuheir Sofia, Roger
D. Blackwell, Guy L. de Chazal and Barry Goldsmith. Messrs. Fox and Sasser are not eligible to receive options under the plan.

     Pursuant to the current provisions of the plan, Messrs. Thomas, Rutherford, Sofia and Blackwell each received a one-time grant of an option to purchase 20,000 common shares shortly after he was elected or appointed to the Board. As
of May   , 2002, none of these options had been exercised and none of these options were "in the money". Messrs. de Chazal and Goldsmith each waived his right to receive the automatic grant of an option as provided for by the plan.

     If the shareholders approve the adoption of the plan, as amended and restated, each of the foregoing named outside directors also will be eligible to receive discretionary grants of options as described above. The outside directors to whom such grants may be made, the number of options granted and the number of common shares underlying those options will be determined at the discretion of the committee and is, therefore, not determinable at this time. However, you may read more about our existing compensation arrangements with our directors under "Summary Compensation Table -- Directors' Compensation" in this proxy statement. In addition, you can read more about the current share ownership of each of the directors under "Principal Holders of Securities" in this proxy statement.

VOTE REQUIRED TO APPROVE THE PROPOSAL

     Under applicable Nasdaq rules, the proposal to approve the adoption of the Stock Option Plan must be approved by the holders of a majority of the Shares voted on the proposal, represented in person or by proxy.

RECOMMENDATION OF FRONTSTEP'S BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the adoption of the Amended and Restated Stock Option Plan for Outside Directors.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the names and addresses of, and the number and percentage of common shares and preferred shares, respectively, beneficially owned as of the record date for the meeting (except as otherwise noted) by, the only persons known to Frontstep to beneficially own more than 5% of each class of outstanding Shares:

                                                                                    SERIES A
                                                    COMMON SHARES               PREFERRED SHARES
                                              -------------------------     -------------------------
                                               AMOUNT AND                    AMOUNT AND
                                               NATURE OF                     NATURE OF
                                               BENEFICIAL      PERCENT       BENEFICIAL      PERCENT
NAME AND ADDRESS                              OWNERSHIP(1)     OF CLASS     OWNERSHIP(1)     OF CLASS
----------------                              ------------     --------     ------------     --------
Lawrence J. Fox.............................    2,041,763(2)    26.42%            None         None
  2800 Corporate Exchange Drive
  Columbus, Ohio 43231
Stephen A. Sasser...........................      567,199(3)     7.00%            None         None
  2800 Corporate Exchange Drive
  Columbus, Ohio 43231
Morgan Stanley Dean Witter & Co. ...........    2,175,443(4)    22.33%         400,266(5)      70.6%
  1585 Broadway
  New York, New York 10036
Fallen Angel Equity Fund, L.P. .............      905,835(6)    10.69%         166,667(7)      29.4%
  960 Holmdel Road
  Holmdel, New Jersey 07733

---------------

(1) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse. The Series A Preferred Shares are convertible on a 4-for-1 basis (subject to adjustment) into common shares.

(2) Includes (i) 1,878,924 common shares held directly by Mr. Fox, (ii) 160,000 common shares subject to options exercisable within the next 60 days, and
    (iii) 2,839 common shares held for the account of Mr. Fox in the Company's 401(k) Plan.

(3) Includes (i) 540,000 common shares subject to options exercisable within the next 60 days and (ii) 6,199 common shares held for the account of Mr. Sasser in the Company's 401(k) Plan.

(4) As reported in an Amendment to Schedule 13D filed by "MSDW and its affiliates on March 11, 2002 with the Securities and Exchange Commission (the "MSDW Schedule 13D"). Includes 1,601,064 common shares issuable upon conversion of outstanding preferred shares which are convertible on a 4-for-1 basis within the next 60 days and 574,379 common shares issuable upon exercise of outstanding warrants (including the Warrants) which are exercisable within the next 60 days. MSVP Inc. and MSVP LLC each have shared voting and investment power with respect to 1,760,233 of the shares shown; MSVP IV has shared voting and investment power with respect to 1,523,972 of the shares shown; MSVOI IV has shared voting and investment power with respect to 59,455 of the shares shown; MSVI IV has shared investment and voting power with respect to 176,806 of the shares shown; Equity Funding has shared voting and investment power with respect to 394,445 of the shares shown and OIP and MSDW OIP each has shared investment and voting power with respect to 20,765 of the shares shown. Guy L. de Chazal, a director of Frontstep, is an individual managing member of MSVP LLC and may be deemed to share beneficial ownership of the shares beneficially owned by MSVP LLC. Mr. de Chazal disclaims beneficial ownership of these shares, except to the extent of his indirect pecuniary interest therein.

(5) As reported in the MSDW Schedule 13D. Includes 400,266 preferred shares which are convertible within the next 60 days on a 4-for-1 basis into 1,601,064 common shares. MSDW has shared voting and investment power with respect to 400,266 of the preferred shares shown, MSVP Inc. and MSVP LLC each have shared voting and investment power with respect to 313,764 of the preferred shares shown, MSVP IV has shared voting and investment power with respect to 271,650 of the preferred shares shown, MSVOI IV has shared voting and investment power with respect to 10,598 of the preferred shares shown, MSVI IV has shared voting and investment power with respect to 31,516 of the preferred shares shown, Equity Funding has shared voting and investment power with respect to 82,176 of the preferred shares shown and OIP has shared investment and voting power with respect to 4,326 of the preferred shares shown. Guy L. de Chazal, a director of Frontstep, is an individual managing member of MSVP LLC and may be deemed to share beneficial ownership of the preferred shares beneficially owned by MSVP LLC disclaims beneficial ownership of these preferred shares except to the extent of his indirect pecuniary interest therein.

(6) As reported in an Amendment to Schedule 13D filed by Fallen Angel on March 11, 2002 with the Securities and Exchange Commission (the "Fallen Angel
    Schedule 13D"). Includes 666,668 common shares issuable upon conversion of outstanding preferred shares which are convertible on a 4-for-1 basis within the next 60 days and 239,167 common shares issuable upon exercise of outstanding warrants (including the Warrants) which are exercisable within the next 60 days. According to the Fallen Angel Schedule 13D, FAC is the general partner of FAEF and has shared voting and investment power with respect to these shares. Barry Goldsmith, a director of Frontstep, is the general partner of FAC and may be deemed to share beneficial ownership of the shares beneficially owned by FAC. Mr. Goldsmith disclaims beneficial ownership of these shares except to the extent of his indirect pecuniary interest therein.

(7) As reported in the Fallen Angel Schedule 13D. Includes 166,667 preferred shares which are convertible on a 4-for-1 basis within the next 60 days into 666,668 common shares. According to the Fallen Angel Schedule 13D, FAC, the general partner of FAEF has shared voting and investment power with respect to the preferred shares shown. Barry Goldsmith, a director of Frontstep, is the general partner of FAC and may be deemed to share beneficial ownership of the preferred shares beneficially owned by FAC. Mr. Goldsmith disclaims beneficial ownership of these preferred shares except to the extent of his indirect pecuniary interest therein.

     The following table sets forth, as of the record date for the meeting, certain information with respect to the common shares beneficially owned by each director of Frontstep, each executive officer of Frontstep named in the Summary Compensation Table herein and by all directors and executive officers of Frontstep as a group:

                                                                   COMMON SHARES
                                                  -----------------------------------------------
                                                   AMOUNT AND NATURE OF
NAME                                              BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS(2)
----                                              -----------------------     -------------------
Lawrence J. Fox.................................      2,041,763.1091(3)              26.42%
Duke W. Thomas..................................              41,638(4)                  *
James A. Rutherford.............................             138,400(4)               1.82%

                                                                   COMMON SHARES
                                                  -----------------------------------------------
                                                   AMOUNT AND NATURE OF
NAME                                              BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS(2)
----                                              -----------------------     -------------------
Zubeir Sofia....................................              20,000(4)                  *
Roger D. Blackwell..............................              30,000(4)                  *
Guy L. de Chazal................................                None(5)               None
Barry Goldsmith.................................              20,000(6)                  *
Stephen A. Sasser...............................             567,199(7)               7.00%
Lawrence W. DeLeon..............................             135,500(8)               1.76%
Stephen A. Yount................................             123,500(9)               1.61%
Daryll L. Wartluft..............................               6,250(10)                 *
All directors and executive Officers as a group
  (14 persons)..................................           3,170,589(11)             36.70%

---------------

 * Represents less than 1% of the outstanding Common Shares.

 (1) Each named beneficial owner has sole voting and investment power with respect to the common shares listed, except as otherwise noted. None of the persons listed hold any preferred shares. See also footnotes 4, 5, 6 and 7 under "Principal Holders of Securities."

 (2) Percentage of beneficial ownership is based on 7,568,218 common shares outstanding as of the record date for the meeting.

 (3) Includes (i) 1,878,924 common shares held directly by Mr. Fox, (ii) 160,000 shares subject to options exercisable within the next 60 days, and (iii) 2,839 common shares held for the account of Mr. Fox in the Company's 401(k) Plan.

 (4) Includes 20,000 common shares subject to options exercisable within the next 60 days.

 (5) Does not include common or preferred shares beneficially-owned by MSDW and its affiliates, as to which shares Mr. de Chazal disclaims beneficial ownership except to the extent of his indirect pecuniary interest therein. See also footnotes 4 and 5 under "Principal Holders of Securities."

 (6) Does not include common or preferred shares beneficially-owned by Fallen Angel Equity Fund, L.P., as to which shares Mr. Goldsmith disclaims beneficial ownership except to the extent of his indirect pecuniary interest therein. See also footnotes 6 and 7 under "Principal Holders of Securities."

 (7) Includes (i) 540,000 common shares subject to options exercisable within the next 60 days and (ii) 6,199 common shares held for the account of Mr. Sasser in the Company's 401(k) Plan.

 (8) Includes 126,500 common shares subject to options exercisable within the next 60 days.

 (9) Includes 122,500 common shares subject to options exercisable within the next 60 days.

(10) Includes 6,250 common shares subject to options exercisable within the next 60 days.

(11) Includes 1,070,050 common shares subject to options exercisable within the next 60 days.

                           SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and the other four most highly compensated executive officers of Frontstep whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to Frontstep in all capacities during the fiscal year ended June 30, 2001, as well as the total compensation paid to each such individual for Frontstep's two previous fiscal years (if such persons was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal years).

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                         ANNUAL COMPENSATION              ------------
                              -----------------------------------------    SECURITIES
NAME AND PRINCIPAL                                       OTHER ANNUAL      UNDERLYING       ALL OTHER
POSITION(S)            YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS (#)    COMPENSATION ($)
------------------     ----   ----------   ---------   ----------------   ------------   ----------------
Lawrence J. Fox        2001    269,271         None         39,771(1)          None           33,107(4)
Chairman of            2000    275,000         None         36,690(2)          None           33,000(5)
the Board              1999    275,000         None         87,161(3)          None           33,000(5)

Stephen A. Sasser      2001    293,750       74,880           None             None            7,494(6)
President and Chief    2000    272,000         None           None             None            6,262(7)
Executive Officer      1999    259,500      101,520           None             None            6,862(8)

Stephen A. Yount       2001    180,167       26,744           None             None            1,565(9)
Executive Vice         2000    170,000       42,778           None           10,000           14,024(10)
President, Business    1999    162,000       73,830           None           15,000           13,913(11)
Development and
Channel Operations

Lawrence W. DeLeon     2001    186,042       48,170           None           10,000            5,855(9)
Executive Vice         2000    165,000        7,440           None             None            5,055(9)
President, Frontstep   1999    151,750       75,960           None           12,000            5,063(9)
Worldwide Field
Operations

Daryll L. Wartluft     2001    195,833       35,170           None           25,000            2,694(9)
Executive Vice         2000    189,000       19,828           None             None            2,684(9)
President, Frontstep   1999    180,000       69,620         70,733(12)       26,000            2,563(9)
Product Group

---------------

 (1) Includes payment for automobile allowance for 12 months during fiscal 2001, club dues, legal fees and tax preparation cost.

 (2) Includes payment for automobile allowance for 12 months during fiscal 2000, club dues and tax preparation cost.

 (3) Includes payment for automobile allowance for 12 months during fiscal 1999, club dues, legal fees and tax preparation costs.

 (4) Includes $28,000 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to 401(k) Profit Sharing Plan of $5,107.

 (5) Includes $28,000 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to 401(k) Profit Sharing Plan of $5,000.

 (6) Includes $2,130 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to the 401(k) Profit Sharing Plan of $5,364.

 (7) Includes $2,130 paid for premiums on split term life insurance on the named officer and Frontstep's matching contribution to the 401(k) Profit Sharing Plan of $4,132.

 (8) Includes $2,130 paid for the premiums on term life insurance on the named officer and Frontstep's matching contribution to the 401(k) Profit Sharing Plan of $4,732.

 (9) Represents Frontstep's matching contribution to the 401 (k) Profit Sharing Plan for the named officer.

(10) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Frontstep to the named officer, and Frontstep's matching contribution of $1,413 to the 401 (k) Profit Sharing Plan for the named officer.

(11) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Frontstep to the named officer, and Frontstep's matching contribution of $1,432 to the 401 (k) Profit Sharing Plan for the named officer.

(12) Includes payments for relocation costs.

     In April 2001, all of the executive officers of the Company voluntarily reduced their salaries by 10% and suspended their participation in the Company's bonus plan to support our efforts to meet our financial and cash flow objectives. The Company has not restored this compensation to the executive officers during fiscal 2002.

     Directors' Compensation. For the fiscal year ended June 30, 2001, the compensation arrangement between the Company and all directors who are not employees of the Company ("Outside Directors") was $500 per person for each Board of Directors or committee meeting attended and $1,250 per quarter. During the 2002 fiscal year, each of the Outside Directors has agreed to defer the payment of his compensation to support the Company's efforts to meet its financial and cash flow objectives. In addition, from time to time, each new Outside Director receives an option to acquire common shares under our stock option plan for Outside Directors. During fiscal year 2001, no options were granted under such plan. Employee directors did not in fiscal year 2001, and will not in fiscal year 2002, receive any additional compensation for serving as a director.

                             EMPLOYMENT AGREEMENTS

     Stephen A. Sasser. Frontstep has an employment agreement dated July 5, 1995, as amended on April 1, 1997 and December 15, 1998, with Stephen A. Sasser, President and Chief Executive Officer (the "Sasser Agreement"). Mr. Sasser also is a director of the Company. The term of the Sasser Agreement extends to July 5, 2002. The Sasser Agreement, however, provides for automatic renewal for one additional year each July 4 thereafter unless prior notice of non-renewal is given by Frontstep at least 120 days before the expiration of the term of the Sasser Agreement. Under the Sasser Agreement, Mr. Sasser agrees to serve as President and Chief Executive Officer of Frontstep. He further agrees to serve as director of Frontstep and as an officer and/or director of any of Frontstep's subsidiaries or affiliates if elected as such.

     The Sasser Agreement provides for an annual base salary of not less than $272,000 and additional compensation pursuant to a bonus plan approved by the Compensation Committee of the Frontstep Board of Directors with an annual target bonus opportunity of not less than $188,000. In June 2000, the Compensation Committee increased Mr. Sasser's annual target bonus to $200,000. Mr. Sasser did not meet his aggregate target bonus opportunity for fiscal 2001, but Mr. Sasser did receive a bonus payment of $74,880 with respect to the Company's quarterly performance through December 2000. Mr. Sasser did not receive any bonus payment in fiscal 2000 and his fiscal 1999 bonus payment was $101,520.

     In June 2000, the Compensation Committee also increased Mr. Sasser's annual base salary to $300,000. Mr. Sasser, along with all of the other executive officers of the Company, voluntarily reduced his annual compensation by 10% to $270,000 in April 2001.

     If Mr. Sasser's employment with Frontstep is terminated as the result of his death or disability (as defined in the Sasser Agreement), or by Frontstep for cause (as defined in the Sasser Agreement), then he will be entitled to receive his base salary through the date of termination and bonus compensation as provided for under the Sasser Agreement on a pro rata basis to the extent that Frontstep has achieved annual targets and objectives as of the date of termination. In the event of termination of Mr. Sasser's employment by Frontstep other than for cause or disability (in each case, as defined in the Sasser Agreement) or by Mr. Sasser within one year after a "change in control" of Frontstep (as defined in the Sasser Agreement), in addition to the prorated base salary and bonus compensation previously described, Mr. Sasser will be entitled to receive an amount equal to his annual base salary, plus an amount equal to the highest bonus earned by him under the terms of the Sasser Agreement for any fiscal year prior to the date of termination, and other specified benefits. If any of this results in additional tax to him under Section 4999 of the Internal Revenue Code, Frontstep is required to make an additional payment to him so as to provide Mr. Sasser with the benefits he would have received in the absence of such tax. Pursuant to other terms of the Sasser Agreement, an option for 400,000 common shares was granted to Mr. Sasser effective in January 1996 and an option for an additional 140,000 common shares was granted to Mr. Sasser in July 1996.

     The Sasser Agreement also requires Frontstep to maintain a policy of insurance on Mr. Sasser's life in the amount of $1 million, the proceeds of which policy to be payable upon his death to beneficiaries designated by Mr. Sasser or to his estate if no such designation is made.

     Lawrence J. Fox. Pursuant to a resolution adopted by the Compensation Committee of the Board of Directors, the Company has agreed to maintain the salary of Mr. Fox, Chairman of the Board of Directors, at $250,000 a year, so long as any of the Notes held by him remain unpaid and outstanding.

     Miscellaneous. Awards of stock options to Frontstep employees under any of Frontstep's stock option programs, including the named executive officers, generally will vest upon a change in control of Frontstep (as defined in Frontstep's employee stock option agreements). See also "Description of Transactions -- Vesting of Stock Options" herein.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 7, 2002, we entered into the Agreement with the Investors pursuant to which the Company issued its Initial Notes in the aggregate principal amount of $1.5 million and Warrants to purchase a total of 600,000 common shares, exercisable at $0.01 per share. If the proposal to be presented at the meeting is approved by our shareholders and the transactions contemplated by the Agreement are consummated, we will issue Convertible Notes to Investors in the aggregate principal amount of $3.5 million pursuant to the Agreement and the Initial Notes and Convertible Notes will be convertible into our common shares. Guy L. de Chazal, a director of Frontstep, is Managing Director of Morgan Stanley & Co. Incorporated and an individual managing member of MSDW Venture Partners IV, LLC. Barry Goldsmith, a director of the Company, is the general partner of Fallen Angel Capital, L.L.C., the general partner of FAEF. Lawrence
J. Fox and James A. Rutherford also are directors of the Company. See also "Description of Transactions", "Security Ownership of Investors", "Parties to the Agreement" and footnotes 4 and 5 under "Principal Holders of Securities" herein.

     During the Company's last fiscal year, Vorys, Sater, Seymour and Pease LLP rendered legal services on behalf of Frontstep. Duke W. Thomas, a director, is a partner in that firm.

                       STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth certain information with respect to stock options awarded during fiscal year 2001 to executive officers named in the Summary Compensation Table. These option grants are also reflected in the Summary Compensation Table. In accordance with Securities and Exchange Commission ("Commission") rules, the hypothetical realizable values for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of appreciation are prescribed by the Commission and are for illustration purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and Frontstep's future performance and prospects. Shareholders are, therefore, cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown when the price of the Company's common shares appreciates, which benefits all shareholders commensurately.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                             ------------------------------------------------------     VALUE AT ASSUMED
                             NUMBER OF     % OF TOTAL                                   ANNUAL RATES OF
                               SHARES       OPTIONS                                       STOCK PRICE
                             UNDERLYING    GRATNED TO                                   APPRECIATION FOR
                              OPTIONS     EMPLOYEES IN     EXERCISE                      OPTION TERM(2)
                              GRANTED        FISCAL          PRICE       EXPIRATION   --------------------
NAME                            (#)           YEAR       ($/SHARE)(1)       DATE         5%         10%
----                         ----------   ------------   -------------   ----------   --------   ---------
Lawrence J. Fox............       -0-          N/A            N/A              N/A        N/A         N/A
Stephen A. Sasser..........       -0-          N/A            N/A              N/A        N/A         N/A
Stephen A. Yount...........       -0-          N/A            N/A              N/A        N/A         N/A
Lawrence W. DeLeon.........    10,000         2.85%          5.66        11/8/2010     35,595      90,206
Daryll L. Wartluft.........    25,000         7.12%          5.66        11/8/2010     88,989     225,515

---------------

(1) Represents the market price of the shares on the date of grant.

(2) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the Commission for illustrative purposes and assume the options are held until their expiration date.

     In October 2001, the Company conducted a voluntary stock option exchange program for participants in its employee stock options plans. The program generally allowed a participant to exchange eligible options held at that time for new options to be granted at a future date at least six months and one day after the date of cancellation of the old options by the Company. Subject to the terms of the exchange program, each executive officer who participated in the exchange program is eligible to receive an option covering that number of common shares equal to 80% of the total common shares covered by options surrendered by him to and cancelled by the Company. The exchange offer expired on December 7, 2001 and options to purchase 112,600 common shares held by Frontstep executive officers were returned to and cancelled by the Company. Subject to the terms and conditions of the exchange program, the Company expects to grant options on or about June 11, 2002 covering an aggregate of 93,600 common shares, with an exercise price per share equal to the market price per share of the Company's common shares on the date of grant, to its executive officers who participated in the exchange program, of which, an option for 16,000 common shares is expected to be granted to Lawrence J. Fox.

     Options granted to Frontstep executive officers vest and become exercisable in increments of 25% on each anniversary of the grant date, provided the executive officer continues in the employ of Frontstep, and provided further that, upon the occurrence of certain change in control events (defined in the Frontstep stock option agreements) all such options outstanding for six months or more prior to the date of such change in control event will become fully vested.

     The following table shows the number of all vested (exercisable) and unvested (not yet exercisable) stock options held by each executive officer named in the Summary Compensation Table at the end of fiscal year 2001, and the value of all such options that were "in the money" (i.e., the market price of the Common Shares covered by the options was greater than the exercise price of the options) at the end of fiscal year 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND
                         FISCAL YEAR END OPTION VALUES

                                  SHARES                     NUMBER OF SHARES          VALUE OF UNEXERCISED
                                ACQUIRED ON    VALUE      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                 EXERCISE     REALIZED          OPTIONS AT                    HELD AT
NAME                                (#)         ($)         FISCAL YEAR END (#)         FISCAL YEAR END ($)
----                            -----------   --------   -------------------------   -------------------------
                                                         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                                                         -------------------------   -------------------------
Lawrence J. Fox...............       0           0                 188,000/0                    0/0
Stephen A. Sasser.............       0           0                 540,000/0                    0/0
Stephen A. Yount..............       0           0            108,750/16,250                    0/0
Lawrence W. DeLeon............       0           0            119,750/17,250                    0/0
Daryll L. Wartluft............       0           0             64,250/46,750                    0/0

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding the Company's employee and outside directors stock option plans at April 24, 2002 and as of the end of the Company's most recently completed fiscal year:

                                                APRIL 24, 2002                                     JUNE 30, 2001
                         ------------------------------------------------------------   ------------------------------------
                               (A)                                       (C)                  (A)
                            NUMBER OF                           NUMBER OF SECURITIES       NUMBER OF
                          SECURITIES TO                          REMAINING AVAILABLE    SECURITIES TO BE          (B)
                          BE ISSUED UPON           (B)           FOR FUTURE ISSUANCE      ISSUED UPON          WEIGHTED-
                           EXERCISE OF      WEIGHTED-AVERAGE        UNDER EQUITY          EXERCISE OF      AVERAGE EXERCISE
                           OUTSTANDING      EXERCISE PRICE OF    COMPENSATION PLANS       OUTSTANDING          PRICE OF
                             OPTIONS,          OUTSTANDING      (EXCLUDING SECURITIES       OPTIONS,          OUTSTANDING
                           WARRANTS AND     OPTIONS, WARRANTS    REFLECTED IN COLUMN      WARRANTS AND     OPTIONS, WARRANTS
     PLAN CATEGORY            RIGHTS           AND RIGHTS               (A))                 RIGHTS           AND RIGHTS
-----------------------  ----------------   -----------------   ---------------------   ----------------   -----------------
Equity compensation
  plans approved by
  security holders.....     1,305,247             $6.71                727,509             1,680,872             $8.66
Equity compensation
  plans not approved by
  security holders.....       400,000             $3.81                   None               400,000             $3.81
                            ---------             -----                -------             ---------             -----
Total..................     1,705,247             $6.03                727,509             2,080,872             $7.73

                             JUNE 30, 2001
                         ---------------------
                                  (C)
                         NUMBER OF SECURITIES
                          REMAINING AVAILABLE
                          FOR FUTURE ISSUANCE
                             UNDER EQUITY
                          COMPENSATION PLANS
                         (EXCLUDING SECURITIES
                          REFLECTED IN COLUMN
     PLAN CATEGORY               (A))
-----------------------  ---------------------
Equity compensation
  plans approved by
  security holders.....         351,884
Equity compensation
  plans not approved by
  security holders.....            None
                                -------
Total..................         351,884

     The Company has a non-qualified stock option plan for Key Executives (the "Key Executive Plan") which has not been approved by shareholders of the Company. The Key Executive Plan provides for the grant of a total of 400,000 common shares to key executives of the Company. The Stock Option Committee of the Board of Directors is authorized to set the price and terms and conditions of the options granted under the Key Executive Plan. Options under the Key Executive Plan must be exercised within ten years of the date of grant. As of the end of the Company's last fiscal year, there were no common shares available for options to be granted under the Key Executive Plan.

     On October 30, 2001, the Company offered the participants in its employee stock option plans (excluding the Key Executive Plan) the opportunity to exchange existing stock options for new stock options under the plans to be granted at a future date at least six months and one day after the date of cancellation of the old options by the Company. The stock option exchange program expired on December 7, 2001 and options to purchase 366,111 common shares were returned to the Company and cancelled. Subject to the terms and conditions of the offer, the Company expects to grant options to purchase 341,111 common shares on or about June 11, 2002 with an exercise price per share equal to the market price per share of the Company's common shares on the date of grant. The new options will have other terms and conditions substantially the same as the old options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since November, 2000, the Frontstep Compensation Committee has consisted of Messrs. Sofia, Thomas, Goldsmith and Rutherford. From May 2000 to November 2000, the Frontstep Compensation Committee consisted of Messrs. Tait, Liebert, Thomas and Goldsmith.

     Mr. Thomas is a partner in the law firm of Vorys, Sater, Seymour and Pease LLP. During fiscal 2001, Frontstep used, and anticipates that it will continue to use, the services of such firm.

     Mr. Goldsmith is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of FAEF. See "Certain Relationships and Related Transactions" and footnotes 6 and 7 under "Principal Holders of Securities."

     In accordance with rules promulgated by the Commission, the information included under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by Frontstep under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     In November, 2000, we engaged the international firm of KPMG LLP to serve as the new principal independent auditors of the books and accounts of Frontstep and its subsidiaries and KPMG LLP has been selected as the independent auditors of the Company for the fiscal year ended June 30, 2002. Consequently, Ernst & Young was dismissed as our principal auditor as of November 8, 2000. The decision to engage KPMG LLP and to dismiss Ernst & Young LLP was approved by the Audit Committee of our Board of Directors.

     Ernst & Young's reports on the financial statements of Frontstep and its subsidiaries for the two fiscal years ended June 30, 2000 did not contain an adverse opinion, a disclaimer of opinion or a modification or qualification as to uncertainty, audit scope or accounting principles. During Frontstep's two fiscal years ended June 30, 2000 and for the interim period from July 1, 2000 to November 8, 2000, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with their report. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during Frontstep's two most recent fiscal years and for the period from June 30, 2000 to November 8, 2000.

     During our two fiscal years ended June 30, 2000 and for the period from June 30, 2000 to November 8, 2000, we did not consult with KPMG LLP regarding
(1) the application of accounting principles to a specific transaction, either completed or proposed, (2) the type of audit opinion that might be rendered by KPMG LLP or (3) any matter that was the subject of disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(iv)).

     KPMG LLP has advised us that neither KPMG LLP nor any of its partners has any direct or material indirect financial interest in Frontstep or any of its subsidiaries. It is expected that representatives of KPMG LLP will be present at the special meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     Pursuant to applicable rules of the Commission, the enclosed form of Proxy may confer discretionary voting authority with respect to any other matter raised at the special meeting, if we did not receive notice of such matter by
          , 2002. Frontstep has not received notice of any other matters to be brought before the special meeting. Accordingly, the persons named as proxies in the enclosed form of Proxy intend to vote the Shares represented by thereby in their discretion, as the Board of Directors may recommend, on any other matters properly raised at the special meeting.

                             SOLICITATION EXPENSES

     The enclosed Proxy is being solicited by our Board of Directors, and Frontstep will bear the cost of solicitation of Proxies. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of Frontstep, personally or by telephone, telegraph, facsimile or other communication methods. Fifth Third Bank, the share transfer agent for Frontstep, may conduct proxy solicitations on behalf of Frontstep and receive reimbursement for reasonable out-of-pocket expenses.

                             SHAREHOLDER PROPOSALS

     Any qualified shareholder of Frontstep who intends to submit a proposal to our shareholders at the 2002 annual meeting of shareholders must submit such proposal to Frontstep not later than June 3, 2002 to be considered for inclusion in Frontstep's proxy statement and form of proxy relating to that meeting. If a shareholder intends to present a proposal at the 2002 annual meeting of shareholders, but has not sought the inclusion of such proposal in Frontstep's proxy statement and form of proxy, such proposal must be received by Frontstep at our corporate offices prior to August 17, 2002 or Frontstep's management proxies for the 2002 annual meeting will be entitled to use their discretionary voting authority if such proposal is presented at the annual meeting, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                          By order of the Board of Directors

                                          /s/ Stephen A. Sasser
                                          STEPHEN A. SASSER
                                          President and Chief Executive Officer
Dated: May   , 2002

                                   APPENDIX A

                         SECURITIES PURCHASE AGREEMENT

                           DATED AS OF MARCH 7, 2002

                                    BETWEEN

                                FRONTSTEP, INC.

                                      AND

                           THE INVESTORS NAMED HEREIN

                               TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS
Section 1.01.  Definitions.................................................     1

                                    ARTICLE 2
                                PURCHASE AND SALE
Section 2.01.  Purchase And Sale...........................................     3
Section 2.02.  Closings....................................................     3

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Section 3.01.  Corporate Existence And Power...............................     4
Section 3.02.  Corporate Authorization.....................................     4
Section 3.03.  Governmental Authorization; Consents........................     5
Section 3.04.  Non-contravention...........................................     5
Section 3.05.  Capitalization..............................................     5
Section 3.06.  SEC Filings.................................................     6
Section 3.07.  Disclosure Documents........................................     6
Section 3.08.  Financial Statements........................................     7
Section 3.09.  Absence of Certain Changes..................................     7
Section 3.10.  Litigation..................................................     8
Section 3.11.  Compliance with Contracts...................................     8
Section 3.12.  ERISA Representations.......................................     8
Section 3.13.  Tax Representations.........................................     9
Section 3.14.  Insurance Coverage..........................................    10
Section 3.15.  Compliance with Laws........................................    10
Section 3.16.  Transactions with Affiliates................................    10
Section 3.17.  Finders' Fees...............................................    10
Section 3.18.  Antitakeover Statutes.......................................    10

ARTICLE 4
  REPRESENTATIONS AND WARRANTIES OF INVESTORS
Section 4.01.  Organization And Existence..................................    11
Section 4.02.  Authorization...............................................    11
Section 4.03.  Governmental Authorization..................................    11
Section 4.04.  Non-contravention...........................................    11
Section 4.05.  Finders' Fees...............................................    11
Section 4.06.  Financing...................................................    11
Section 4.07.  Purchased for Investment....................................    11

ARTICLE 5
COVENANTS OF THE COMPANY
Section 5.01.  Access to Information.......................................    12
Section 5.02.  Notices of Certain Events...................................    12
Section 5.03.  Use of Proceeds.............................................    12
Section 5.04.  Corporate Governing Documents...............................    12
Section 5.05.  Restrictive Agreements Prohibited...........................    12
Section 5.06.  Shareholder Approval........................................    12
Section 5.07.  Additional Warrants.........................................    13
Section 5.08.  Shareholder Meeting; Proxy Material.........................    13
Section 5.09.  SEC Obligations.............................................    13

ARTICLE 6
  COVENANTS OF INVESTORS
Section 6.01.  Notices of Certain Events...................................    13
Section 6.02.  Confidentiality.............................................    13
Section 6.03.  Voting of Shares............................................    14

ARTICLE 7
  COVENANTS OF ALL PARTIES
Section 7.01.  Reasonable Best Efforts.....................................    14
Section 7.02.  Certain Filings; NASDAQ Listing.............................    14
Section 7.03.  Public Announcements........................................    14

ARTICLE 8
  CONDITIONS TO CLOSING
Section 8.01.  Conditions to The Obligations of Each Party.................    14
Section 8.02.  Conditions to Obligation of Investors.......................    14
Section 8.03.  Conditions to Obligation of The Company.....................    15

ARTICLE 9
  SURVIVAL
Section 9.01.  Survival....................................................    16

ARTICLE 10
  TERMINATION
Section        Grounds for Termination.....................................    16
  10.01.
Section        Effect of Termination.......................................    16
  10.02.

ARTICLE 11
MISCELLANEOUS
Section        Notices.....................................................    16
  11.01.
Section        Amendments; No Waivers......................................    17
  11.02.
Section        Expenses....................................................    17
  11.03.
Section        Successors and Assigns......................................    17
  11.04.
Section        Governing Law...............................................    17
  11.05.
Section        Counterparts................................................    18
  11.06.
Section        Entire Agreement............................................    18
  11.07.
Section        Specific Performance........................................    18
  11.08.
Section        Captions....................................................    18
  11.09.
Exhibit A  Amended and Restated Investor Rights Agreement
Exhibit B  Form of Convertible Note
Exhibit C  Form of Initial Note
Exhibit D  Form of Warrant

                         SECURITIES PURCHASE AGREEMENT

     AGREEMENT dated as of March 7, 2002 between Frontstep, Inc., an Ohio corporation (the "COMPANY"), and the several investors set forth on Schedule I hereto (individually, an "INVESTOR" and collectively the "INVESTORS").

                                  WITNESSETH:

     WHEREAS, the Investors desire to purchase from the Company the Securities (as hereinafter defined) and the Company desires to sell the Securities to the Investors, upon the terms and subject to the conditions hereinafter set forth;

     WHEREAS, the Investors and the Company desire to enter into certain other agreements;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings: "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of this definition, "CONTROL" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT" means the Amended and Restated Investor Rights Agreement dated as of the date hereof among the Company, the investors named therein, and Lawrence J. Fox, substantially in the form of Exhibit A hereto.

     "BENEFICIAL OWNERSHIP" and "BENEFICIALLY OWN" shall be determined in accordance with Rule 13d-3 under the 1934 Act.

     "BENEFIT ARRANGEMENT" means any employment, severance or similar contract, arrangement or policy, or any plan or arrangement providing for severance benefits, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits that (i) is not an Employee Plan or Company Stock Plan or made pursuant to an Employee Plan or Company Stock Plan, (ii) is entered into or maintained, as the case may be, by the Company or any of its ERISA Affiliates, (iii) covers any employee or former employee of the Company or any Subsidiary and (iv) involves an obligation of the Company and/or the Subsidiaries to pay an aggregate amount in excess of $100,000.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON SHARES" means the common shares, no par value, of the Company.

     "COMPANY STOCK PLANS" means any present or future Employee Plan, employment agreement, restricted stock, stock option, stock purchase or dividend reinvestment plan or other similar type of plan of the Company which provides for the issuance of equity securities or options or rights to purchase equity securities of the Company.

     "CONVERTIBLE NOTES" means the 10% subordinated convertible notes due May 10, 2004 in an aggregate principal amount of $3,500,000 issued by the Company, substantially in the form of Exhibit B hereto.

     "ENFORCEABILITY EXCEPTION" means the limitations which may be placed on enforceability by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and by general principles of equity.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA AFFILIATE" of any entity means any other entity which, together with such entity, would be treated as a single employer under Section 414 of the Code

     "INITIAL NOTES" means the 10% subordinated notes due May 10, 2004 in an aggregate principal amount of $1,500,000 issued by the Company, substantially in the form of Exhibit C hereto.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     "MATERIAL ADVERSE CHANGE" means a material adverse change in the business, assets, financial condition, prospects or results of operations of the Company and the Subsidiaries, taken as a whole.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, financial condition, prospects or results of operations of the Company and the Subsidiaries, taken as a whole.

     "MULTIEMPLOYER PLAN" means a multiemployer plan, as defined in Section 3(37) of ERISA.

     "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "PERSON" means an individual, a corporation, a partnership, limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "SECURITIES" means the Initial Notes, the Warrants and the Convertible
Notes.

     "SERIES A PREFERRED SHARES" means the Series A Convertible Participating Preferred Shares, no par value, of the Company.

     "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

     "TAX" (and, with correlative meaning, "TAXES") shall include (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid to or by the Company or any Subsidiary, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount due from, or in respect of the Company or any subsidiary, as the case may be, imposed by any federal, state, local or foreign governmental authority (a "TAXING AUTHORITY") responsible for the imposition of any such tax (domestic or foreign), (ii) any liability of the Company or any Subsidiary for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period and (iii) any liability of the Company or any Subsidiary for the payment of any amount as a result of being a party to any tax sharing agreement or with respect to the payment of any amount of the type described in (i) as a result of any existing express or implied agreement or arrangement (including, but not limited to, an indemnification agreement or arrangement).

     "TITLE IV PLAN" means an employee benefit plan, other than any Multiemployer Plan, subject to Title IV of ERISA.

     "TRANSACTION AGREEMENTS" means this Agreement and the Amended and Restated Investor Rights Agreement.

     "WARRANTS" means the warrants to purchase 600,000 Common Shares, substantially in the form of Exhibit D hereto.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                           SECTION
----                                                           -------
Balance Sheet...............................................    3.08
Balance Sheet Date..........................................    3.08
Company Proxy Statement.....................................    3.07
Company SEC Documents.......................................    3.06
Company 10-K................................................    3.06
Company Securities..........................................    3.05
Company Shareholder Meeting.................................    5.08
Convertible Closing.........................................    2.02
Convertible Closing Date....................................    2.02
Employee Plans..............................................    3.12
GAAP........................................................    3.08
Initial Closing.............................................    2.02
Initial Closing Date........................................    2.02
Returns.....................................................    3.13
SEC Letter..................................................    3.06

                                   ARTICLE 2
                               PURCHASE AND SALE

     Section 2.01. Purchase And Sale. Upon the terms and subject to the conditions of this Agreement, the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company, Initial Notes, Warrants and Convertible Notes in the amounts and at the aggregate prices set forth opposite the names of such Investor on Schedule I hereto. The aggregate purchase price payable by the Investors for all the Securities is $5,000,000 in cash.

     Section 2.02. Closings.

     (a) The purchase and sale of the Initial Notes and Warrants shall take place simultaneously with the execution and delivery of this Agreement and the Amended and Restated Investor Rights Agreement at a closing (the "INITIAL CLOSING") at the offices of Davis Polk & Wardwell in New York City at 2:00 p.m. on Wednesday March 7, 2002. The date and time of the Initial Closing are referred to herein as the "INITIAL CLOSING DATE." At the Initial Closing:

          (i) each Investor shall transfer to the Company the applicable purchase price payable by it, as set forth on Schedule I hereto, in immediately available funds by wire transfer to an account of the Company designated by the Company, by notice to the Investors, no later than 5:00 p.m. on Tuesday March 6, 2002;

          (ii) the Company shall deliver to each Investor the Initial Notes and Warrants, in the amounts set forth on Schedule I hereto, being purchased by such Investor registered in the name of such Investor; and

          (iii) The Amended and Restated Investor Rights Agreement shall be executed and delivered by the parties thereto.

     (b) The purchase and sale of the Convertible Notes shall take place at a closing (the "CONVERTIBLE CLOSING") at the offices of Davis Polk & Wardwell in New York City, as soon as possible, but in no event later than five business days after satisfaction of the conditions set forth in Article 8, or at such other time or place as the Investors and the Company may agree. The date and time of the Convertible Closing are referred to herein as the "CONVERTIBLE CLOSING DATE." At the Convertible Closing:

          (i) each Investor shall deliver to the Company the applicable purchase price payable by it, as set forth on Schedule I hereto, in immediately available funds by wire transfer to an account of the Company designated by the Company, by notice to the Investors, no later than two business days prior to the Convertible Closing Date; and

          (ii) the Company shall deliver to each Investor the Convertible Notes, in the amounts set forth on Schedule I hereto, being purchased by such Investor registered in the name of such Investor.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each Investor as of the date hereof and as of the Convertible Closing Date that:

     Section 3.01. Corporate Existence And Power. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have such governmental licenses, authorizations, consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. The Company has heretofore delivered to the Investors or their counsel true and complete copies of the articles of incorporation and regulations of the Company as currently in effect.

     (b) Each of the Company's Subsidiaries which would qualify as a "SIGNIFICANT SUBSIDIARY" pursuant to Regulation S-X under the 1933 Act, all of which are listed in the Company 10-K, is a business corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such governmental licenses, authorizations, consents and approvals would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.02. Corporate Authorization. (a) The execution, delivery and performance by the Company of the Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants and the consummation by the Company of the transactions contemplated thereby are within the Company's corporate powers and, except for corporate authorizations and actions contemplated by this Agreement to occur subsequent to the date hereof and prior to the Convertible Closing, including the required approval of the Company's shareholders in connection with issuance of the Convertible Notes, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the total votes cast on the proposal to issue the Convertible Notes and approval of the issuance of the Warrants to Lawrence J. Fox and James
A. Rutherford, in person or by proxy, is the only vote of the holders of any of the Company's capital stock necessary in connection with the transactions contemplated hereby. Each of the Transaction Agreements constitutes a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except as the indemnification obligation of the Company under the Amended and Restated Investor Rights Agreement may be limited by applicable law and except for the Enforceability Exceptions.

     (b) At a meeting duly called and held, the Company's Board of Directors has
(i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) approved this Agreement and the transactions contemplated hereby, (iii) resolved to recommend approval and adoption of the issuance of the Convertible Notes by its shareholders and (iv) resolved to reduce the conversion price of the Series A Preferred Shares from $12.00 to $6.00 effective upon issuance of the Initial Notes; in each case, with no director casting a vote against any of the foregoing.

     (c) The Initial Notes, when executed, by the Company and issued and delivered to and paid for by the Investors in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company, except for the Enforceability Exceptions.

     (d) The Convertible Notes, when executed by the Company, and issued and delivered to and paid for by the Investors in accordance with the terms of this Agreement, will constitute valid and binding obligation of the Company, except for the Enforceability Exceptions.

     (e) The Warrants, when executed and delivered in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company, except for the Enforceability Exceptions.

     (f) The Common Shares to be reserved for issuance upon exercise of the Warrants or conversion of the Convertible Notes, as the case may be, have been duly authorized by the Company and reserved for issuance upon such exercise or conversion and, when issued upon such exercise or conversion in accordance with the terms of the Warrants or the Convertible Notes, as the case may be, will have been validly issued, fully paid and non-assessable, and such Common Shares will be free of preemptive or similar rights except as set forth in the Amended and Restated Investor Rights Agreement.

     Section 3.03. Governmental Authorization; Consents. (a) The execution, delivery and performance by the Company of the Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than compliance with any applicable requirements of the 1933 Act and applicable state securities laws.

     (b) Except for the consent of Foothill Capital Corporation, and the waiver of the Original Investors (as defined in the Amended and Restated Investor Rights Agreement) set forth in Section 4.02 of the Amended and Restated Investor Rights Agreement, and the approval of the shareholders of the Company as contemplated by Section 5.06 hereof, no consent, approval, waiver or other action by any Person under any contract, agreement, indenture, lease, instrument or other document to which the Company or any Subsidiary is a party or by which any of them is bound is required or necessary for the execution, delivery and performance of the Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants by the Company or the consummation by the Company of the transactions contemplated thereby.

     Section 3.04. Non-contravention. The execution, delivery and performance by the Company of the Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants do not and will not (i) contravene or conflict with the Amended Articles of Incorporation, or the Amended Regulations, of the Company;
(ii) assuming compliance with the matters referred to in Section 3.03(a), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any Subsidiary; (iii) assuming receipt of the consent, waiver and approval referred to in Section 3.03(b), constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of the Company or any Subsidiary or to a loss of any material benefit to which the Company or any Subsidiary is entitled under any provision of any material agreement, contract or other instrument binding upon the Company or any Subsidiary or any license, franchise, permit or other similar authorization held by the Company or any Subsidiary; or (iv) result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary, except, in the case of those items specified in (ii) or (iv) above which would not, individually or in the aggregate, result in a Material Adverse Effect.

     Section 3.05. Capitalization. The authorized capital stock of the Company consists of 20,000,000 Common Shares and 1,000,000 preferred shares, no par value. As of February 28, 2002, there were outstanding 7,568,218 Common Shares, 566,933 Series A Preferred Shares, Warrants to purchase 1,003,556

Common Shares and employee stock options to purchase an aggregate of 1,752,147 Common Shares (of which, options to purchase an aggregate of 1,280,496 Common Shares were exercisable). All outstanding Common Shares and Series A Preferred Shares have been duly authorized and validly issued and are fully paid. Except
(a) as set forth in this Section 3.05 and Schedule 3.05, (b) for changes since February 28, 2002 resulting from the exercise of employee stock options outstanding on such date and (c) for any Company Stock Plans or securities issued pursuant thereto, there are no outstanding (i) shares of capital stock or other voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company, and there is no obligation of the Company to issue (other than any obligation that may arise under the Amended and Restated Investor Rights Agreement), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "COMPANY SECURITIES"). Except as contemplated by the Mitsui Transaction as described on
Schedule 3.05 and as contemplated by the Transaction Documents and the Company Stock Plans, there are no outstanding obligations of the Company or any Subsidiary to issue or deliver or to repurchase, redeem or otherwise acquire any Company securities.

     Section 3.06. SEC Filings. (a) The Company has delivered to each Investor or its counsel (i) the Company's annual report on Form 10-K for its fiscal year ended June 30, 2001 (the "COMPANY 10-K"), (ii) its quarterly reports on Form 10-Q for its fiscal quarters ended September 30, 2001 and December 31, 2001, respectively, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the shareholders of the Company held since June 30, 2001, and (iv) all of its other reports, statements, schedules and registration statements filed with the SEC since June 30, 2001 (the documents referred to in this Section 3.06(a), collectively, the "COMPANY SEC DOCUMENTS").

     (b) Except for the deficiencies in the Company 10-K and Form S-3 filed on October 11, 2001 set forth in that certain letter dated November 14, 2001 from the Securities and Exchange Commission to Daniel P. Buettin, Vice President and Chief Financial Officer of the Company (the "SEC LETTER"), as of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

     (c) As of its filing date (or, if amended or superceded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the 1934 Act did not, and each such Company SEC Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (d) Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) Except for an amendment to the Company 10-K, which amendment is necessitated by the SEC Letter, since July 1, 2001, the Company and its Subsidiaries, as applicable, have filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with the Commission.

     (f) The Company satisfies all applicable requirements of the 1933 Act and the 1934 Act, as the case may be, such that it is eligible to register securities on Form S-3 for resale by the Investors.

     Section 3.07. Disclosure Documents. The proxy or information statement of the Company to be filed with the SEC in connection with the Company Shareholder Meeting (the "COMPANY PROXY STATEMENT") and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of the Company, and at the time such shareholders vote on the issuance of the Convertible Notes, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.07 will not apply to statements or omissions included in the Company Proxy Statement based upon information furnished to the Company in writing by the Investors specifically for use therein.

     Section 3.08. Financial Statements. (a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). For purposes of this Agreement, "BALANCE SHEET" means the consolidated balance sheet of the Company (and consolidated Subsidiaries) as of December 31, 2001 set forth in the Company 10-Q and "BALANCE SHEET DATE" means December 31, 2001.

     (b) Absence of Undisclosed Liabilities. Other than liabilities disclosed, or provided for, in the Company SEC Documents, (i) there are no liabilities of the Company or the Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and (ii) there is no existing condition, situation or set of circumstances which would result in such a liability, except in the case of each of clauses (i) and (ii) for liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

     Section 3.09. Absence of Certain Changes. Since the Balance Sheet Date, other than as disclosed, or provided for, in the Company SEC Documents, the Company and the Subsidiaries have conducted their businesses in the ordinary course and there has not been:

     (a) any Material Adverse Change or any event, occurrence, development or state of circumstances or facts which would reasonably be expected to result in a Material Adverse Change, other than those relating to the economy generally and regulatory changes;

     (b) (i) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or (ii) any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any Subsidiary;

     (c) any amendment of any material term of any outstanding equity security of the Company;

     (d) any (i) grant of any material severance or termination pay to (or amendment to any existing arrangement with) any director, officer or employee of the Company or any of its Subsidiaries, (ii) material increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any of the Subsidiaries, other than in the ordinary course of business consistent with past practice; (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Company or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice, or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Company or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice;

     (e) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Subsidiary which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect after giving effect to insurance; or

     (f) any loss of a customer, client or business partner that, individually or in aggregate, would be material to the business or financial condition of the Company and its Subsidiaries, taken as a whole; or

     (g) any change in any method of accounting or accounting practice by the Company or any Subsidiary, except for any such change after the date hereof required by reason of a concurrent change in or application of generally accepted accounting principles.

     Section 3.10. Litigation. Except as set forth in the Company SEC Documents filed prior to the date hereof, there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, any of the Subsidiaries, any present or former officer, director or employee of the Company or any of the Subsidiaries or any Person for whom the Company or any Subsidiary may be liable or any of their respective properties before any court or arbitrator or before or by any governmental body, agency or official, domestic, foreign or supranational, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

     Section 3.11. Compliance with Contracts. Neither the Company nor any Subsidiary is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan agreement, indenture or evidence of indebtedness for borrowed money to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any material amount of their assets is bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental body, agency, official or authority which defaults or potential defaults under either clauses (i) or (ii), individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     Section 3.12. ERISA Representations. (a) Schedule 3.12 sets forth each "employee benefit plan", as defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered or contributed to by the Company or any of its ERISA Affiliates and (iii) covers any employee or former employee of the Company or any Subsidiary. Such plans are hereinafter referred to as the "EMPLOYEE PLANS". The Company has furnished or made available to the Investors or their counsel copies of such plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report prepared in connection with any such plan (Form 5500 including, if applicable, Schedule B thereto). Except as set forth in Schedule 3.12, no Employee Plan is and neither the Company nor any of its ERISA Affiliates maintains, sponsors, or is obligated to contributed to, or has at any time maintained, sponsored or been obligated to contribute to, a Multiemployer Plan, a Title IV Plan or an employee benefit plan or arrangement maintained in connection with any trust described in Section 501(c)(9) of the Code.

     (b) No "prohibited transaction", as defined in Section 406 of ERISA or
Section 4975 of the Code, has occurred with respect to any Employee Plan excluding transactions effected pursuant to a statutory or administrative exemption, which, assuming the taxable period of such transaction expired as of the date hereof, when considered individually or in the aggregate with any other such prohibited transaction, could subject the Company or any of its Subsidiaries to a penalty or tax imposed by either Section 502(i) of ERISA or
Section 4975 of the Code in an amount which would be material.

     (c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust created under any such Employee Plan is exempt from tax under Section 501(a) of the Code and has been so exempt during the period from creation to date. The Company has furnished or made available to the Investors or their counsel with the most recent determination letters of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code.

     (d) Schedule 3.12 sets forth each Benefit Arrangement. The Company has furnished or made available to the Investors or their counsel copies or descriptions of each Benefit Arrangement. Each Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations.

     (e) Neither the Company nor any of its ERISA Affiliates has any current or projected liability in respect of post-employment or post-retirement welfare benefits for retired or former employees of the Company and any Subsidiary, except as required to avoid excise tax under Section 4980B of the Code or as previously disclosed by the Company in writing to the Investors.

     (f) Except as disclosed in writing to the Investors prior to the date hereof, there has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its ERISA Affiliates relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement that would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended prior to the date hereof.

     (g) Except as set forth in Schedule 3.12, there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any of its subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of
Section 280G of the Code, except as previously disclosed by the Company in writing to the Investors.

     (h) No material tax under Section 4980B of the Code has been incurred in respect of any Employee Plan that is a group health plan, as defined in Section 5000(b)(1) of the Code.

     (i) No employee or former employee of the Company or any of its ERISA Affiliates will become entitled to any bonus, retirement, severance, job security or similar benefit or enhancement of such a benefit solely as a result of the transactions contemplated by this Agreement.

     Section 3.13. Tax Representations. Except for liabilities and penalties which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) all Tax returns, statements, reports and forms (including estimated tax returns and reports) required to be filed with any Taxing Authority by or on behalf of the Company or any Subsidiary (collectively, the "RETURNS"), have been or will be filed when due (taking into account any extension of a required filing date) in accordance with all applicable laws except where failure so to file would not subject the Company or any Subsidiary to liabilities or penalties; (ii) as of the time of filing, the Returns correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of the Company, the Subsidiaries and any other information required to be shown therein and complete in all material respects; (iii) the Company and the Subsidiaries have timely paid, withheld or made provision for all Taxes shown as due and payable on the Returns that have been filed; (iv) the Company and the Subsidiaries have made or will on or before the Initial Closing Date or the Convertible Closing Date, as the case may be, make provision for all Taxes payable by the Company and the Subsidiaries for any Tax period (or portion thereof) ending on or before the Initial Closing Date or the Convertible Closing Date, as the case may be, for which no Return has yet been filed; (v) the charges, accruals and reserves for Taxes with respect to the Company and its Subsidiaries for any Tax period (or portion thereof) ending on or before the Initial Closing Date or the Convertible Closing Date, as the case may be, (excluding any provision for deferred income taxes) reflected on the books of the Company and the Subsidiaries are adequate to cover such Taxes; (vi) all consolidated federal income tax Returns filed with respect to taxable years of the Company and the Subsidiaries through the taxable year ended June 30, 1998 have been examined and closed or are Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired; (vii) neither the Company nor any Subsidiary is delinquent in the payment of any Tax; (viii) neither the Company nor any Subsidiary (or any member of any affiliated or combined group of which the Company or any Subsidiary is or has been a member) has granted any extension or waiver of the limitation period applicable to any Returns; (ix) there is no claim, audit, action, suit, proceeding or investigation now pending or threatened against or with respect to the Company or any Subsidiary of which the Company is aware in respect of any Tax or assessment; (x) there are no liens for Taxes upon the assets of the Company or any Subsidiary except liens for current Taxes not yet due; (xi) neither the Company nor any of its Subsidiaries has any obligation under any Tax sharing agreement, Tax allocation agreement or Tax indemnity agreement or any other agreement or arrangement in respect of any Tax with any Person other than the Company or its Subsidiaries; (xii) neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company was the common parent; (xiii) proper and adequate amounts have been withheld by the Company and its Subsidiaries from their respective employees and other Persons for all periods in compliance in all material respects with the Tax, social security and unemployment, excise and other withholding provisions of all federal, state, local and foreign laws; and (xiv) the Company is not now and has not been within the past five years, a "United States Real Property Holding Corporation" as defined in the Code and applicable Treasury regulations thereunder.

     Section 3.14. Insurance Coverage. The Company has insurance policies and fidelity bonds covering its assets, business, equipment, properties, operations, employees, officers and directors of the type and in amounts customarily carried by Persons conducting businesses similar to those of the Company and the Subsidiaries. All premiums due and payable under all such policies and bonds have been paid, and the Company and the Subsidiaries are otherwise in full compliance with the terms and conditions of all such policies and bonds, except where the failure to have made payment or to be in full compliance would not reasonably be expected to result in a Material Adverse Effect.

     Section 3.15. Compliance with Laws. Neither the Company nor any of the Subsidiaries is in violation of, or has since the Balance Sheet Date violated, any applicable provisions of any laws, statutes, ordinances, regulations, administrative interpretations, orders, judgments, policies or decrees of any court or governmental or administrative authority that are applicable to the Company, any of the Subsidiaries or their respective properties, other than violations which do not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and the Subsidiaries have all permits, licenses, certificates of authority, orders and approvals of, and have made all filings, applications and registrations with federal, state, local or foreign governmental or regulatory bodies that are required in order to permit them to carry on their business substantially as presently conducted, except for such permits, licenses, certificates of authority, orders, appraisals, filings, applications or registrations the failure so to have or to make would not reasonably be expected to have a Material Adverse Effect. All such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current in all material respects, except for such filings, applications and registrations which the failure to have would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.16. Transactions with Affiliates.  Except as set forth on
Schedule 3.16, and as contemplated hereby, no director or officer of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements or stock option agreements entered into in the ordinary course of business.

     Section 3.17. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any Subsidiary who might be entitled to any fee or commission from the Investors, the Company or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement.

     Section 3.18. Antitakeover Statutes. The Company has taken all action necessary to exempt the Transaction Agreements and the purchase of the Securities or the transactions contemplated thereby from Section 1701.831 of the Ohio Revised Code, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. state or federal laws apply to the Transaction Agreements and the purchase of the Securities or any of the transactions contemplated thereby.

                                   ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF INVESTORS

     Each Investor, severally and not jointly, represents and warrants to the Company as of the date hereof and as of the Convertible Closing Date that:

     Section 4.01. Organization And Existence. Each Investor (other than Lawrence J. Fox and James A. Rutherford) is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     Section 4.02. Authorization. The execution, delivery and performance by Investor of the Transaction Agreements and the consummation by Investor of the transactions contemplated thereby are within the powers of Investor and have been duly authorized by all necessary action on the part of Investor. Each Transaction Agreement constitutes a valid and binding agreement of each Investor a party thereto, enforceable against such Investor in accordance with their respective terms, except for the Enforceability Exceptions.

     Section 4.03. Governmental Authorization. The execution, delivery and performance by Investor of the Transaction Agreements require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than compliance with any applicable requirements of the 1933 Act and applicable state securities laws.

     Section 4.04. Non-contravention. The execution, delivery and performance by Investor of the Transaction Agreements do not and will not (i) contravene or conflict with any agreement of limited partnership of such Investor (other than Lawrence J. Fox and James A. Rutherford) (ii) assuming compliance with the matters referred to in Section 4.03, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Investor or (iii) contravene any agreement, contract or other instrument of Investor, except, in the case of those items specified in (ii) or (iii) above which would not, individually or in the aggregate, either result in a material adverse effect on the assets or financial condition of Investor and its subsidiaries, if any, taken as a whole, or entitle any party to challenge or hinder the transactions contemplated hereby.

     Section 4.05. Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Investor who might be entitled to any fee or commission from Investor, the Company or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement.

     Section 4.06. Financing. Investor will have at the Initial Closing and the Convertible Closing sufficient funds available to purchase the Securities allocated to such Investor.

     Section 4.07. Purchased for Investment. (a) Investor is an "accredited investor" within the meaning of Rule 501 under the 1933 Act and Investor was not organized for the specific purpose of acquiring the Securities (including the Common Shares issuable upon exercise or conversion of the Securities);

     (b) Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and Investor is able financially to bear the risks thereof;

     (c) Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain whatever information concerning the Company and the Securities (including the Common Shares issuable upon exercise or conversion of the Securities) as has been requested by Investor in order to make its investment decision with respect to the Securities (including the Common Shares issuable upon exercise or conversion of the Securities);

     (d) the Securities (including the Common Shares issuable upon exercise or conversion of the Securities) being purchased by Investor are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

     (e) Investor understands that (i) the Securities (including the Common Shares issuable upon exercise or conversion of the Securities) have not been registered under the 1933 Act and are being sold and issued to Investor in reliance upon an exemption from the registration requirements of the 1933 Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the 1933 Act and under applicable state securities laws, (ii) the Securities (including the Common Shares issuable upon exercise or conversion of the Securities) must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act and under applicable state securities laws or is exempt from such registration, (iii) the Securities (including the Common Shares issuable upon exercise or conversion of the Securities) will bear a legend to such effect, and
(iv) the Company will make a notation on its transfer books to such effect.

                                   ARTICLE 5
                            COVENANTS OF THE COMPANY

     The Company agrees that:

     Section 5.01. Access to Information. From the date hereof until the Convertible Closing Date, the Company (a) will give, and will cause each Subsidiary to give, the Investors, their counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company and the Subsidiaries, (b) will furnish, and will cause each Subsidiary to furnish, to the Investors, their counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Company and the Subsidiaries as such Persons may reasonably request and (c) will instruct the employees, counsel and financial advisors of the Company and the Subsidiaries to cooperate in all reasonable respects with the Investors in their investigation of the Company and the Subsidiaries; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Company hereunder. Notwithstanding the foregoing, the Investors shall not have access to personnel records of the Company or any Subsidiary relating to individual performance or evaluation records, medical histories or other information which in the Company's good faith opinion is sensitive or the disclosure of which could subject the Company to risk of liability.

     Section 5.02. Notices of Certain Events. The Company shall promptly notify Investors of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

     (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

     (c) any actions, suits, claims, investigations or proceedings commenced or, to the Company's knowledge, threatened against, relating to or involving or otherwise affecting the Company or any Subsidiary that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
Section 3.10 or 3.13 or that relate to the consummation of the transactions contemplated by this Agreement.

     Section 5.03. Use of Proceeds. The Company shall use the proceeds from the sale of the Securities solely for working capital and general business purposes.

     Section 5.04. Corporate Governing Documents. The Company shall at all times maintain provisions in its code of regulations and/or articles of incorporation indemnifying all directors and officers against liability and absolving all directors and officers from liability to the Company and its shareholders to the maximum extent permitted under the laws of the State of Ohio.

     Section 5.05. Restrictive Agreements Prohibited. After the date hereof, except for modifications to the Foothill Capital Corporation loan documents, the Company shall not become a party to any agreement which by its terms restricts the Company's performance of any of the Transaction Agreements, the Initial Notes, the Convertible Notes, the Warrants or the Company's Amended Articles of Incorporation.

     Section 5.06. Shareholder Approval. The Company shall use its reasonable best efforts to obtain approval of the Company's shareholders and to take such other action in accordance with Ohio law as required to allow the issuance of the Convertible Notes and issuance of the Warrants to Lawrence J. Fox and James A. Rutherford and approval of the transactions as contemplated hereby.

     Section 5.07. Additional Warrants. If the Company, by dividend to holders of the Common Shares, transfers ownership of all or a part of any Subsidiary to shareholders of the Company, then promptly after the effective date of such dividend the Company shall issue to the holders of any Warrants then outstanding subsequent to such dividend additional warrants to purchase common shares in such Subsidiary having substantially the same terms and conditions as the Warrants except as provided in this Section 5.07. The number of common shares of such Subsidiary covered by the additional warrants issued to each such holder shall be sufficient to give the holder the same percentage ownership in the outstanding common shares (calculated on a fully diluted basis) of the Subsidiary that such holder has in the outstanding Common Shares (calculated on a fully diluted basis) under the Warrants as of the effective date of the dividend. The exercise price of each such additional warrant shall be a penny.

     Section 5.08. Shareholder Meeting; Proxy Material. The Company shall cause a meeting of its shareholders (the "COMPANY SHAREHOLDER MEETING") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval of this Agreement, the issuance of the Convertible Notes to the Investors and the issuance of the Warrants to Lawrence J. Fox and James A. Rutherford. The Board of Directors of the Company shall recommend approval by the Company's shareholders of this Agreement and issuance of the Convertible Notes. In connection with such meeting, the Company will (i) promptly prepare and file with the SEC, use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Company Proxy Statement and all other proxy materials for such meeting, (ii) use its best efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions as contemplated hereby and (iii) otherwise comply with all legal requirements applicable to such meeting.

     Section 5.09. SEC Obligations. The Company shall use its reasonable best efforts to correct as promptly as practicable the deficiencies in the Company 10-K raised by the SEC Letter.

                                   ARTICLE 6
                             COVENANTS OF INVESTORS

     Each Investor agrees that:

     Section 6.01. Notices of Certain Events. Investor shall promptly notify the Company of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

     (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

     (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Investor that relate to the consummation of the transactions contemplated by this Agreement.

     Section 6.02. Confidentiality. Investors shall keep confidential any information (unless readily ascertainable from public information sources, otherwise required by law to be disclosed or necessary in connection with any litigation among the parties hereto) obtained from the Company and/or the Subsidiaries in connection with the transactions contemplated by the Transaction Agreements. The confidentiality obligations of Investors shall not be construed to prevent an Investor from disclosing information concerning the Company and the Subsidiaries, the Transaction Agreements, the Initial Notes, the Convertible Notes or the Warrants to its respective employees, officers, directors, partners (general and limited), counsel, accountants, professional advisors and regulatory authorities if the Investor making such disclosure takes reasonable measures to ensure that such confidential information is not misused by the recipients thereof and the recipients otherwise abide by the restrictions on disclosure imposed on the Investor hereunder as if such restrictions were imposed directly on the recipients.

     Section 6.03. Voting of Shares. Each Investor agrees to vote any Common Shares and Series A Preferred Shares beneficially owned by it in favor of approval of this Agreement, issuance of the Convertible Notes to the Investors and issuance of the Warrants to Lawrence J. Fox and James A. Rutherford at the Company Shareholder Meeting.

                                   ARTICLE 7
                            COVENANTS OF ALL PARTIES

     The parties hereto agree that:

     Section 7.01. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to satisfy all conditions to closing set forth in Article 8 of this Agreement applicable to such party and to consummate the transactions contemplated by this Agreement. The Company and each Investor agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

     Section 7.02. Certain Filings; NASDAQ Listing. The Company and the Investors shall cooperate with one another (a) in connection with the preparation of the Company Proxy Statement, (b) in determining whether any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement, (c) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers, and (d) in causing the Common Shares underlying the Convertible Notes and the Warrants to be listed on the NASDAQ Stock Market in accordance with the rules and regulations of the NASDAQ Stock Market.

     Section 7.03. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange or The Nasdaq Stock Market, Inc., will not issue any such press release or make any such public statement prior to such consultation.

                                   ARTICLE 8
                             CONDITIONS TO CLOSING

     Section 8.01. Conditions to The Obligations of Each Party. The several obligations of the Investors and the Company to consummate the Initial Closing and the Convertible Closing are subject to the satisfaction of the following conditions:

     (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Initial Closing or the Convertible Closing, as the case may be; and

     (b) No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Initial Closing or the Convertible Closing, as the case may be, shall have been instituted by any governmental body, agency, official or authority or any Person before any court, arbitrator or governmental body, agency or official and be pending.

     Section 8.02. Conditions to Obligation of Investors. The obligations of the Investors to consummate the Convertible Closing are subject to the satisfaction of the following further conditions:

     (a) (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Convertible Closing Date, (ii) the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the

Company pursuant hereto shall be true in all material respects at and as of the Convertible Closing Date, as if made at and as of such date (except for such that refer to an earlier date) and (iii) Investors shall have received a certificate signed by an executive officer of the Company to the foregoing effect;

     (b) The Amended and Restated Investors Rights Agreement shall have been executed and delivered by the Company and the Investors;

     (c) Investors shall have completed their business, financial, legal and technical due diligence to their reasonable satisfaction;

     (d) The Company's shareholders shall have approved the issuance of the Convertible Notes and the issuance of the Warrants to Lawrence J. Fox and James
A. Rutherford and the transactions as contemplated hereby;

     (e) Any regulatory consents or approvals required in connection with the transactions contemplated by this Agreement shall have been received and not withdrawn;

     (f) Any consent of Foothill Capital Corporation required in connection with the transactions contemplated by this Agreement shall have been received and not withdrawn;

     (g) The investment committees of each of MSDW Venture Partners IV, Inc. and its Affiliates and Fallen Angel Equity Fund, L.P. shall have approved the transactions contemplated by this Agreement;

     (h) The number of directors constituting the entire Board of Directors shall be eight (8) and the following persons shall have been elected as directors and shall hold such position as of the Convertible Closing Date: Guy de Chazal, Barry Goldsmith and Lawrence Fox;

     (i) Investors shall have received an opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Company, dated the Convertible Closing Date in reasonable and customary form. In rendering such opinions, counsel may rely upon certificates of public officials, and as to matters of fact, upon certificates of officers of the Company and the Subsidiaries; and

     (j) Investors shall have received all documents they may reasonably request relating to the existence of the Company and the Subsidiaries and the authority of the Company to execute and perform this Agreement, all in form and substance reasonably satisfactory to the Investors.

     Section 8.03. Conditions to Obligation of The Company. The obligation of the Company to consummate the Convertible Closing is subject to the satisfaction of the following further conditions:

     (a) (i) Investors shall have performed in all material respects all of their obligations hereunder required to be performed by them at or prior to the Convertible Closing Date, and (ii) the representations and warranties of the Investors contained in this Agreement and in any certificate or other writing delivered by Investors pursuant hereto shall be true in all material respects at and as of the Convertible Closing Date, as if made at and as of such date (except for such that refer to an earlier date);

     (b) Each Investor shall have signed the Amended and Restated Investor Rights Agreement.

     (c) The Transaction Agreements, the Initial Note, the Convertible Note and the Warrants (and the transactions contemplated thereby) shall have been approved by the Board of Directors of the Company.

     (d) The Company's shareholders shall have approved the issuance of the Convertible Notes and the issuance of the Warrants to Lawrence J. Fox and James
A. Rutherford and the transactions as contemplated hereby;

     (e) Any regulatory consents or approvals required in connection with the transactions contemplated by this Agreement shall have been received and not withdrawn; and

     (f) Any consent of Foothill Capital Corporation required in connection with the transactions contemplated by this Agreement shall have been received and not withdrawn.

                                   ARTICLE 9
                                    SURVIVAL

     Section 9.01. Survival. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Initial Closing and the Convertible Closing. The representations and warranties of the parties hereto contained in this Agreement shall be deemed made only as of the date hereof and as of the Convertible Closing Date, in each case unless a different date is specified in the representation and warranty.

                                   ARTICLE 10
                                  TERMINATION

     Section 10.01. Grounds for Termination. This Agreement shall terminate upon any party giving notice of the termination of this Agreement as a result of the occurrence of any of the following:

     (a) by mutual written agreement of the Company and Investors having 75% or more of the total commitment to purchase the Securities;

     (b) if the Convertible Closing shall not have been consummated on or before August 31, 2002; or

     (c) prior to the Convertible Closing if after the date hereof there shall be any law or regulation enacted or promulgated that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

     The party desiring to terminate this Agreement pursuant to this Section
10.01 shall give notice of such termination to the other parties.

     Section 10.02. Effect of Termination. If this Agreement is terminated as permitted by Section 10.01, such termination shall be without liability of any such party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; provided that if such termination shall result from the willful failure of any party to fulfill a condition to the performance of the obligations of any other party or to perform a covenant of this Agreement or from a willful breach by any party to this Agreement, such party shall be fully liable for any and all damages incurred or suffered by the other parties as a result of such failure or breach. The provisions of Section 6.02, 7.03, 10.02, 11.03 and 11.05 shall survive any termination hereof pursuant to Section 10.01.

                                   ARTICLE 11
                                 MISCELLANEOUS

     Section 11.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to the Company, to:

                       Frontstep, Inc.
                       2800 Corporate Exchange Drive
                       Columbus, Ohio 43231
                       Attention: Corporate Counsel
                       Telecopy: (614) 895-2972

                       with a copy to:
                       Ivery D. Foreman, Esq.
                       Vorys, Sater, Seymour and Pease LLP
                       52 East Gay Street
                       Columbus, Ohio 43216-1008
                       Telecopy: (614) 719-4720

     if to an Investor, to its address set forth on the signature pages hereto:

                       with copies to:
                       John A. Bick, Esq.
                       Davis Polk & Wardwell
                       450 Lexington Ave.
                       New York, New York 10017
                       Telecopy: (212) 450-3800

     Section 11.02. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Investor and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 11.03. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense; provided that the Company shall reimburse the Investors for their reasonable fees and expenses for due diligence and other out-of-pocket expenses, including the fees and expenses of Davis Polk & Wardwell. In furtherance, and not in limitation of the foregoing, the Company shall as promptly as practicable enter into discussions with AIG and its Affiliates regarding expanding the Company's insurance coverage to include insurance for losses from third party claims which the Investors may incur in connection with this Agreement and the transactions contemplated hereby. The Company shall use its reasonable best efforts to obtain such coverage as promptly as is practicable and if it obtains such additional insurance it will reimburse the Investors to the extent of such insurance for their reasonable fees and expenses and any losses arising in connection with any third party claims brought against the Investors in connection with this Agreement and the transactions contemplated hereby.

     Section 11.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

     Section 11.05. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Ohio.

     Section 11.06. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 11.07. Entire Agreement. The Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants constitute the entire agreement between the parties with respect to the subject matter hereof (other than a writing which specifically states that it shall not be subject to this Section 11.07) and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of the Transaction Agreements, the Initial Notes, the Convertible Notes and the Warrants (other than a writing which specifically states that it shall not be subject to this Section 11.07). No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 11.08. Specific Performance. Each of the parties hereto agrees that any breach by it of any provision of this Agreement would irreparably injure the other party and that money damages would be an inadequate remedy therefor. Accordingly, each of the parties hereto agrees that the other party shall be entitled to one or more injunctions enjoining any such breach or requiring specific performance of this Agreement and consents to the entry thereof, this being in addition to any other remedy to which the non-breaching party is entitled at law or in equity.

     Section 11.09. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          FRONTSTEP, INC.

                                          By: /s/ DANIEL P. BUETTIN
                                            ------------------------------------
                                              Name: Daniel P. Buettin
                                            Title:  Vice President and
                                                Chief Financial Officer

                                          INVESTORS:

                                          MORGAN STANLEY DEAN WITTER
                                          VENTURE PARTNERS IV, L.P.

                                          MORGAN STANLEY DEAN WITTER
                                          VENTURE INVESTORS IV, L.P.

                                          MORGAN STANLEY DEAN WITTER
                                          VENTURE OFFSHORE INVESTORS IV, L.P.

                                          By: MSDW Venture Partners IV, L.L.C.
                                            as General Partner of the above
                                          limited
                                            partnerships

                                          By: MSDW Venture Capital IV, Inc., as
                                              Member

                                          By: /s/ GUY DE CHAZAL
                                            ------------------------------------
                                              Name: Guy de Chazal
                                            Title:  Managing Director

                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                          Fax:     212-762-8424

                                          FALLEN ANGEL EQUITY FUND, L.P.,

                                          By: Fallen Angel Capital, L.L.C., as
                                          its
                                            General Partner

                                          By: Barry Goldsmith, as Member

                                          By: /s/ BARRY GOLDSMITH
                                            ------------------------------------
                                              Name: Barry Goldsmith
                                            Title:  Member

                                          Address: 125 Half Mile Road
                                               Red bank, New Jersey 07701
                                          Fax:     732-945-1002

                                         /s/ LAWRENCE J. FOX
                                          --------------------------------------
                                          Lawrence J. Fox

                                          Address: 10270 Olentangy River Road
                                               Powell, Ohio 43065

                                          Fax:     614-847-7422

                                         /s/ JAMES A. RUTHERFORD
                                          --------------------------------------
                                          James A. Rutherford

                                          Address: 15 South High Street
                                               New Albany, Ohio 43054

                                          Fax:     614-855-3922

                                   SCHEDULE I
                                   INVESTORS

                                                                       PURCHASE      PRINCIPAL
                                           PRINCIPAL                  PRICE PAID     AMOUNT OF
                                           AMOUNT OF     NUMBER OF    FOR INITIAL   CONVERTIBLE    PURCHASE PRICE
                                         INITIAL NOTES    WARRANTS     NOTES AND    NOTES TO BE       PAID FOR
           NAME OF INVESTOR                PURCHASED     PURCHASED     WARRANTS      PURCHASED    CONVERTIBLE NOTES
--------------------------------------   -------------   ----------   -----------   -----------   -----------------
(a)  Morgan Stanley Dean Witter
       Venture Partners IV, L.P. .....     $550,131       220,052      $550,131     $1,283,639       $1,283,639
(b)  Morgan Stanley Dean Witter
       Venture Investors IV, L.P. ....     $ 63,824        25,530      $ 63,824     $  148,923       $  148,923
(c)  Morgan Stanley Dean Witter
       Venture Offshore Investors IV,
       L.P. ..........................     $ 21,463         8,585      $ 21,463     $   50,080       $   50,080
(d)  Fallen Angel Equity Fund,
       L.P. ..........................     $264,582       105,833      $264,582     $  617,358       $  617,358
(e)  Lawrence J. Fox..................     $450,000       180,000      $450,000     $1,050,000       $1,050,000
(f)  James A. Rutherford..............     $150,000        60,000      $150,000     $  350,000       $  350,000

                                   EXHIBIT A

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                     AMONG

                                FRONTSTEP, INC.,

                   THE SEVERAL INVESTORS NAMED IN SCHEDULE I

                                      AND

                         THE SHAREHOLDERS NAMED HEREIN

                           DATED AS OF MARCH 7, 2002

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
ARTICLE 12
DEFINITIONS
Section 12.01.  Definitions.................................................   A- 1

ARTICLE 13
  SECURITIES TRANSFER RESTRICTIONS
Section 13.01.  Restrictive Legends.........................................   A- 3
Section 13.02.  Notice Of Proposed Transfer.................................   A- 3
Section 13.03.  Termination Of Restrictions.................................   A- 4
Section 13.04.  Non-applicability Of Restrictions On Transfer...............   A- 4
Section 13.05.  Shareholder Sales...........................................   A- 4

ARTICLE 14
  INFORMATION RIGHTS
Section 14.01.  Financial Statements, Reports, Etc..........................   A- 4
Section 14.02.  Inspection, Consultation And Advice.........................   A- 5
Section 14.03.  Confidentiality Agreement...................................   A- 5

ARTICLE 15
  PRE-EMPTIVE RIGHTS AND WAIVERS
Section 15.01.  Pre-Emptive Rights..........................................   A- 6
Section 15.02.  Waivers.....................................................   A- 7

ARTICLE 16
  REGISTRATION RIGHTS
Section 16.01.  Registration On Form S-3....................................   A- 7
Section 16.02.  Incidental Registration.....................................   A- 8
Section 16.03.  Registration Procedures.....................................   A- 8
Section 16.04.  Expenses....................................................   A-10
Section 16.05.  Rule 144 Requirements.......................................   A-10
Section 16.06.  Investors' Information......................................   A-10
Section 16.07.  Transfer Of Registration Rights.............................   A-11
Section 16.08.  Hold-back Agreement.........................................   A-11
Section 16.09.  Other Shareholders..........................................   A-11

ARTICLE 17
  INDEMNIFICATION
Section 17.01.  Indemnification.............................................   A-11

ARTICLE 18
  TAG-ALONG RIGHTS
Section 18.01.  Tag-along Right.............................................   A-12
Section 18.02.  Notice Of Intent To Participate.............................   A-12
Section 18.03.  Sale Of Tag-along Shares....................................   A-12

                                                                               PAGE
                                                                               ----
ARTICLE 19
REPRESENTATION RIGHTS
Section 19.01.  Board Of Directors..........................................   A-13
Section 19.02.  Voting......................................................   A-14

ARTICLE 20
  MISCELLANEOUS
Section 20.01.  Term Of Agreement...........................................   A-15
Section 20.02.  Severability; Governing Law.................................   A-15
Section 20.03.  Injunctive Relief...........................................   A-15
Section 20.04.  Binding Effect..............................................   A-15
Section 20.05.  Modification Or Amendment...................................   A-15
Section 20.06.  Aggregation.................................................   A-15
Section 20.07.  Counterparts................................................   A-15
Section 20.08.  Notices.....................................................   A-15
Section 20.09.  Entire Agreement............................................   A-16

SCHEDULE I -- Original Investors............................................   A-19
SCHEDULE II -- 2002 Investors...............................................   A-20

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, dated as of March 7, 2002 among FRONTSTEP, INC. (formerly known as Symix Systems, Inc.), an Ohio corporation (the "COMPANY"), the several investors named in the attached
Schedule I (such investors the "ORIGINAL INVESTORS"), Lawrence J. Fox (the "SHAREHOLDER") and James A. Rutherford ("MR. RUTHERFORD," together with the Shareholder, the "SHAREHOLDERS")

     WHEREAS, on May 10, 2000 the Original Investors purchased an aggregate of 566,933 shares of the authorized but unissued Series A Convertible Participating Preferred Shares, without par value, of the Company (the "PREFERRED SHARES"), which are convertible into common shares, without par value, of the Company (the "COMMON SHARES") and warrants (the "ORIGINAL WARRANTS") to purchase an aggregate of 453,546 shares of the authorized but unissued Common Shares and entered into with the Company and the Shareholder that certain Investor Rights Agreement (the "ORIGINAL INVESTOR RIGHTS AGREEMENT") providing for, inter alia, the ability of the Original Investors to purchase and/or participate in subsequent sales of equity securities of the Company by the Company or the Shareholder;

     WHEREAS, the Company wishes to issue and sell to the several investors named in the attached Schedule II (the "2002 INVESTORS") $1,500,000 of 10% subordinated notes due 2004 (the "INITIAL NOTES") and warrants (the "2002 WARRANTS") to purchase an aggregate of 600,000 shares of the authorized but unissued Common Shares pursuant to a Securities Purchase Agreement dated March 7, 2002 (the "SECURITIES PURCHASE AGREEMENT");

     WHEREAS, the Company wishes to issue and sell to the 2002 Investors $3,500,000 of 10% subordinated convertible notes due 2004 (the "CONVERTIBLE NOTES"), which are convertible into Common Shares, pursuant to the Securities Purchase Agreement;

     WHEREAS, one of the conditions to the investment in the Company by the 2002 Investors is the execution of this Amended and Restated Investor Rights Agreement providing for, inter alia, the ability of the 2002 Investors to purchase and/or participate in subsequent sales of equity securities of the Company by the Company on a pro rata basis based upon the amount of Registrable Stock (as defined below) held by such 2002 Investor; and

     WHEREAS, the Company and Original Investors holding more than seventy-five percent (75%) of the Common Shares (as defined below) issued or issuable upon conversion of any Restricted Securities (as defined in the Original Investor Rights Agreement) have approved this Amended and Restated Investor Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by the 2002 Investors pursuant to the Securities Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 12

                                  DEFINITIONS

     Section 12.01. Definitions. (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" shall mean any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

     "COMMISSION" shall mean the Securities and Exchange Commission.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended prior or after the date hereof, or any federal statute or statutes which shall have been enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "FAEF" means Fallen Angel Equity Fund, L.P.

     "HOLDER" means the Persons who shall, from time to time, own of record any Restricted Security.

     "INVESTOR" means any Original Investor or 2002 Investor.

     "MSDW INVESTOR" means any of Morgan Stanley Dean Witter Venture Partners IV, L.P., Morgan Stanley Dean Witter Venture Investors IV, L.P., Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P. or Morgan Stanley Dean Witter Equity Funding, Inc.

     "PERSON" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

     "REGISTRABLE STOCK" shall mean (A) all Common Shares held by the Original Investors from time to time, including all of the Common Shares into which the Preferred Shares, the Initial Notes or the Convertible Notes may be converted and for which the Original Warrants or the 2002 Warrants may be exercised and
(B) any Common Shares held by the Shareholders which Common Shares were received upon conversion of the Initial Notes, the Convertible Notes or exercise of the 2002 Warrants; provided, however, that such Common Shares shall only be treated as Registrable Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Shares are removed upon the consummation of such sale.

     "REGISTRATION STATEMENT" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "RESTRICTED SECURITY" means any of the Preferred Shares, Initial Notes, Convertible Notes, Original Warrants, 2002 Warrants or the Common Shares issuable upon conversion of the Preferred Shares, Initial Notes or Convertible Notes or exercise of the Original Warrants or 2002 Warrants to the extent such securities are not registered under the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended prior to or after the date hereof, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "TRANSFER" means any direct or indirect sale, transfer, assignment, pledge or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law). Derivatives thereof will be similarly defined.

     (a) Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                                SECTION
----                                                              ------------
2002 Investors..............................................      Preamble
2002 Warrants...............................................      Preamble
Common Shares...............................................      Preamble
Company.....................................................      Preamble
Original Investors..........................................      Preamble
Original Investors Rights Agreement.........................      Preamble
Original Warrants...........................................      Preamble
Preferred Shares............................................      Preamble
Securities Purchase Agreement...............................      Preamble
Shareholder.................................................      Preamble
Shareholders................................................      Preamble

TERM                                                                SECTION
----                                                              ------------
LLC.........................................................      2.04
Board of Directors..........................................      4.01(a)(ii)
Notice Period...............................................      4.01(a)(iii)
right of overallotment......................................      4.01(a)(iii)
FSP.........................................................      5.09(c)
Mitsui Transaction..........................................      5.09(c)
Indemnified Person..........................................      6.01(a)
Company Indemnified Person..................................      6.01(b)
indemnified party...........................................      6.01(c)
Proposed Transferee.........................................      7.01
Tag-Along Shares............................................      7.01
Change in Control Liquidation Event.........................      9.01(a)(ii)

                                   ARTICLE 13

                        SECURITIES TRANSFER RESTRICTIONS

     Each Holder agrees that Restricted Securities shall not be Transferable except upon the conditions specified in this Article 13, which conditions are intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the Transfer of any Restricted Security. Shareholder agrees that Common Shares, Convertible Notes and 2002 Warrants held by him shall not be Transferable except upon compliance with the conditions specified in Section 13.05 and Article 18 hereof.

     Section 13.01. Restrictive Legends.

     (a) Unless and until otherwise permitted by this Article 13, each certificate for a Restricted Security issued to a Holder, or to any subsequent transferee of such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF MARCH 7, 2002, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY."

     The Company may order the transfer agent for any Restricted Security to stop the Transfer of any Restricted Security bearing the legend set forth in subsection (a) of this Section 13.01 until the conditions of this Article 13 with respect to the Transfer of such security have been satisfied.

     Section 13.02. Notice Of Proposed Transfer. If, prior to any Transfer of any Restricted Security, the Holder desiring to effect such Transfer delivers to the Company a written notice describing briefly the manner of such Transfer and a written opinion of counsel for such Holder (who may be inside counsel in the case of an institutional holder), provided that such counsel and the form and substance of such opinion are reasonably satisfactory to the Company, or counsel for the Company, to the effect that such Transfer may be effected without the registration of such securities under the Securities Act or registration or qualification under applicable state securities laws or regulations, the Company shall thereupon permit or cause its transfer agent (if any) to permit such Transfer to be effected; provided, that if in such written notice the transferring Holder represents and warrants to the Company that the Transfer is to (i) an Affiliate of the Holder or (ii) a purchaser or transferee whom the transferring holder knows or reasonably believes to be a "qualified institutional buyer", as that term is defined in Rule 144A promulgated under the Securities Act, then in each such case, no opinion shall be required.

     Section 13.03. Termination Of Restrictions.

     (a) Notwithstanding the foregoing provisions of this Article 13, the restrictions imposed by this Article 13 upon the Transferability of Restricted Securities shall terminate as to any particular Restricted Security when (i) such Restricted Security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration; (ii) a written opinion of counsel for the Holder thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation has been received by the Company; (iii) such Restricted Security shall have been sold without registration under the Securities Act in compliance with Rule 144 promulgated by the Commission under the Securities Act and the Company is reasonably satisfied that the Holder of the Restricted Security, in accordance with the terms of subsection (k) of Rule 144 promulgated by the Commission under the Securities Act, shall be entitled to sell such securities pursuant to such subsection; or (iv) a letter or an order shall have been issued to the Holder thereof by the staff of the Commission or the Commission in form and substance reasonably satisfactory to the Company, stating that no enforcement action shall be recommended by such staff or taken by the Commission, as the case may be, if such Restricted Security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no restrictions on Transfer are required.

     (b) Whenever the restrictions imposed by this Article 13 shall terminate, as herein above provided, the Holder of any Restricted Securities then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for the Restricted Securities so held not bearing the restrictive legend set forth in Subsection (a) of Section 13.01 hereof, as applicable.

     Section 13.04. Non-applicability Of Restrictions On
Transfer. Notwithstanding the provisions of Section 13.02 hereof, any Holder may from time to time Transfer all or part of such Holder's Restricted Securities to (i) a nominee identified in writing to the Company as being the nominee of or for such Holder, and any nominee of or for a beneficial owner of Restricted Securities identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time Transfer all or part of the Restricted Securities registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, (ii) to an Affiliate of such Holder, or (iii) if such Holder is a partnership, limited liability company ("LLC"), or the nominee of a partnership or an LLC, to a partner, retired partner, or estate of a partner or retired partner, of such partnership or a member, retired member, or estate of a member or retired member of such LLC, so long as such Transfer is in accordance with the transferee's interest in such partnership or LLC and is without consideration; provided, that each such transferee referred to in clauses (i), (ii) and (iii) above shall remain subject to all restrictions on the Transfer of the Restricted Securities herein contained and shall agree in writing to be bound by the other terms and conditions of this Agreement.

     Section 13.05. Shareholder Sales. Prior to March 31, 2002, Shareholder agrees not to Transfer any Common Shares (or any derivative thereof) that he beneficially owns.

                                   ARTICLE 14

                               INFORMATION RIGHTS

     Section 14.01. Financial Statements, Reports, Etc. The Company shall furnish to each Investor:

     (a) within ninety (90) days after the end of the last quarter in each fiscal year audited consolidated financial statements of the Company including a balance sheet of the Company, if any, and the related statements of income, shareholders' equity and cash flows, prepared in accordance with generally accepted accounting principles, provided that, the Company may comply with this provision by delivering to each Investor a copy of its annual report on Form 10-K for such fiscal year;

     (b) within forty-five (45) days after the end of each quarter in each fiscal year (other than the last quarter in each fiscal year) a balance sheet of the Company, if any, and the related statements of income, shareholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such balance sheet to be as of the end of such quarter and such statements of income, shareholders' equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparative statements for the prior fiscal year, provided that, the Company may comply with this provision by delivering to each Investor a copy of its quarterly report on Form 10-Q for such quarter;

     (c) within thirty (30) days after the end of each month in each fiscal year (other than the last month in each quarter) a summary balance sheet of the Company and the related summary statements of income, shareholder's equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles;

     (d) at the time of delivery of each quarterly statement pursuant to Section 14.01(b), a management narrative report explaining all significant variances from forecasts and all significant current developments in staffing, marketing, sales and operations;

     (e) no later than thirty (30) days prior to the start of each fiscal year, capital and operating expense budgets, cash flow projections, income and loss projections and annual business plan for the Company in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

     (f) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company;

     (g) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, and to the knowledge of the Company, investigations and inquiries that could materially adversely affect the Company, if any;

     (h) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its shareholders or files with the Commission; and

     (i) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company as such Investor reasonably may request.

     Section 14.02. Inspection, Consultation And Advice. The Company shall permit each Investor and such persons as it may designate, at such Investor's expense, to visit and inspect any of the properties of the Company, examine its books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company with its officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Investor and such designees such affairs, finances and accounts), and consult with and advise the management of the Company as to its affairs, finances and accounts, all at reasonable times and upon reasonable notice to the Company.

     Section 14.03. Confidentiality Agreement. Each Investor receiving information pursuant to Section 14.01 or 14.02 shall use its best efforts to ensure that any information which is delivered by the Company to such Investor pursuant to Section 14.01 or 14.02 will be kept confidential, not be copied except for internal use and for provision to attorneys, accountants and other fiduciaries with duties to maintain confidentiality, and be used solely to evaluate and protect such Investor's investment in the Restricted Securities, including through the provision of routine reports to any limited partners of the Investors; provided, that the foregoing obligation shall not prohibit any such Investor from divulging any information, whether or not confidential, to any regulatory authority having jurisdiction over such Investor, if such Investor is compelled to do so by any judicial or administrative process or by other requirements of law provided such Investor seeks a protective order with respect to such information, or to any prospective purchaser of Restricted Securities from such Investor so long as such prospective purchaser agrees to be bound by the confidentiality provisions contained herein; and provided, further, that the foregoing obligation shall remain in effect as to any confidential information except to the extent that such information can be shown to have been
(i) previously known on a non-confidential basis by such Investor, (ii) in the public domain through no fault of such Investor or (iii) later lawfully acquired by such Investor from sources other than the Company other than information known by such Investor to be acquired in violation of an existing confidentiality agreement. The obligation of each Investor to hold any confidential information in confidence shall be satisfied if such Investor exercises the same care with respect to such information as it would take to preserve the confidentiality of its own confidential and proprietary information.

                                   ARTICLE 15

                         PRE-EMPTIVE RIGHTS AND WAIVERS

     Section 15.01. Pre-Emptive Rights. (a) Each Investor shall have a preemptive right to purchase all or any portion of an offering by the Company, or any subsidiary of the Company, of any equity security (or any security which is or may become convertible into or exchangeable or exercisable for an equity security) equal to the number or amount of securities being offered, multiplied by a fraction, the numerator of which shall be the number of Common Shares held by such Investor which are Registrable Stock and the denominator of which shall be the number of Common Shares held by all shareholders (including the Investors); provided that, in the case of any such offering by a subsidiary of the Company, if the number of equity securities that the Investors collectively have preemptive rights to purchase from the Company is less than 20% of the equity securities being offered by such subsidiary then the number of equity securities that each Investor has a preemptive right to purchase shall be increased pro rata so that, collectively, the Investors have a preemptive right to purchase at least 20% of such equity securities; provided further that there will be no such preemptive right in the case of (i) shares issued or issuable pursuant to the exercise of options or warrants or the conversion of convertible securities (including the Preferred Shares) that were issued or outstanding on the date hereof; (ii) any shares issued or issuable to officers, directors, employees, agents or consultants of the Company or any subsidiary of the Company, upon exercise of any option granted or to be granted pursuant to any stock option plan or arrangements approved by the Board of Directors of the Company (the "BOARD OF DIRECTORS"), or the board of directors of such subsidiary, as the case may be, or any options granted or to be granted thereunder; or (iii) shares issued or issuable in the acquisition by the Company or by a subsidiary of the Company of any other corporation, association, partnership or another entity or the assets or securities thereof. Each Investor shall have such right to purchase when the securities are issued or sold by the Company, or any subsidiary of the Company, on the best terms and conditions as such securities are offered to other purchasers thereof. For purposes of this
Section 15.01 it shall be assumed that all securities held by the Investors which may be converted into or exercised for Common Shares have been so converted or exercised. The Company shall give the Investors at least thirty
(30) days prior written notice (the "NOTICE PERIOD") of any proposed securities issuance that would give rise to preemptive rights as contemplated in this
Section 15.01 describing the amount and type of securities to be issued, and the price and other terms upon which the Company, or any subsidiary of the Company, proposes to issue the same. Each Investor exercising all of its preemptive rights in such offering shall have a further pro rata right (a "RIGHT OF OVER ALLOTMENT") to purchase the securities refused by any Investor who declines to fully exercise its preemptive right. Each Investor desiring to exercise its preemptive right must notify the Company in writing prior to the close of business on the last day of the Notice Period, stating (i) its intent to purchase, (ii) whether or not it intends to exercise its right of over allotment; and (iii) the maximum amount of securities it is willing to purchase.

     (b) In the event that the Investors have not elected pursuant to this
Section 15.01(b) to purchase all of the contemplated offering, the Company shall have ninety (90) days thereafter to sell the securities not elected to be purchased by the Investors at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company notice hereunder. In the event the Company has not sold some or all of the securities within such ninety (90) day period, the Company shall not thereafter issue or sell any unsold securities without first offering such securities to the Investors in the manner provided above.

     (c) The rights of each Investor under this Article 15 shall be subject to the ability of such Investor to make representations to the Company reasonably required to comply with Rule 506 of Regulation D under the Securities Act in connection with the purchase of any restricted securities.

     Section 15.02. Waivers. (a) Each Original Investor hereby irrevocably waives any and all pre-emptive rights and other similar rights to which such Original Investor may have been entitled pursuant to the Original Investor Rights Agreement, and each 2002 Investor herby irrevocably waives any and all pre-emptive and other similar rights to which such 2002 Investor is entitled pursuant to this Amended and Restated Investor Rights Agreements; provided however, each such waiver is being made solely with respect to the Company's issuance and/or sale of the Convertible Notes, the Initial Notes, the 2002 Warrants and the Mitsui Transaction, as such transaction is described on
Schedule 4.02(a), and/or the sale or issuance of any securities in connection with the conversion, exercise or consummation thereof, as the case may be.

     (b) In consideration for the Company having reduced the conversion price of the Preferred Shares from $12.00 to $6.00, the Original Investors and the 2002 Investors hereby irrevocably waive any and all further adjustments to (i) the Conversion Price (as defined in the Company's Amended Articles of Incorporation) applicable to the Preferred Shares and/or the number of Common Shares into which the Preferred Shares are convertible, (ii) the Conversion Price (as defined in the Convertible Notes or the Initial Notes, as the case may be) applicable to the Convertible Notes and/or the Initial Notes and/or the number of Common Shares into which the Convertible Notes and/or the Initial Notes are convertible, (iii) the Exercise Price (as defined in the Original Warrants) applicable to the Original Warrants, including, but not limited to the anti-dilution provisions contained in paragraphs 8(b), (d) and (j) of the Original Warrants, and (iv) any and all other anti-dilution rights and provisions applicable to the Preferred Shares, the Convertible Notes, the Initial Notes and the Original Warrants which such Original Investors or 2002 Investors, as the case may be, were or may be entitled in connection with the Company's issuance of the Convertible Notes, the Initial Notes and/or the 2002 Warrants, or in connection with the Mitsui Transaction and/or sale or issuance of any securities in connection with the conversion, exercise or consummation thereof, as the case may be; provided, however, such waiver is made solely with respect to the aforementioned transactions, and the Original Investors and the 2002 Investors do not waive their rights with respect to any other transactions.

                                   ARTICLE 16

                              REGISTRATION RIGHTS

     Section 16.01. Registration On Form S-3. (a) The Company shall file with the Commission a shelf Registration Statement on Form S-3 covering all of the shares of Registrable Stock beneficially owned by the Investors and the Company shall use its reasonable best efforts to effect the registration of the Registrable Stock within ninety (90) days of the Convertible Closing (as defined in the Securities Purchase Agreement) in order to permit the sale and distribution of all of the Registrable Stock on a continuous basis under Rule 415; provided, however, that if the Convertible Closing has not occurred by June 30, 2002 the Company shall have an additional obligation to use its reasonable best efforts to effect the registration of the Registrable Stock into which the 2002 Warrants beneficially owned by the Investors (other than the Shareholders) may be exercised within ninety (90) days of such date in order to permit the sale and distribution of all such Registrable Stock on a continuous basis under Rule 415. Except as expressly provided in paragraph 5.01(b), the Company shall use its reasonable best efforts to cause any such Registration Statement and the Registration Statement filed by the Company pursuant to its obligations under the Original Investor Rights Agreement to become and remain effective until such time as each Investor can sell all of its Registrable Stock pursuant to Rule 144 promulgated by the Commission under the Securities Act within a ninety (90) day period.

     (b) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to make any filing in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in order to effect such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction in the opinion of the Company's counsel. If the Company shall furnish to the Investors a certificate signed by the Chief Executive Officer or Chief Financial

Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for the Investors to continue to sell or distribute Registrable Stock under the shelf Registration Statement filed by the Company pursuant to paragraph 5.01(a), then the Investors shall cease any such sale or distribution of Registrable Stock for a period not to exceed sixty (60) days as specified by the Company. The Company may not deliver the certificate specified in the preceding sentence more than once in any 360-day period.

     (c) The Investors, in consultation with the Company and subject to the Company's reasonable approval, may designate the managing underwriter(s), if any, of any underwritten distribution made under the shelf Registration Statement filed pursuant to Section 5.01(a) hereof; provided that Morgan Stanley & Co. Incorporated or any successor entity shall be reasonably acceptable to the Company. The Company shall cause its senior management to participate in any "road show" as and to the extent reasonably requested by the managing underwriters.

     Section 16.02. Incidental Registration. At such time when the Company is no longer required to maintain the effectiveness of the shelf registration statement pursuant to Section 16.01(a), each time the Company shall determine to file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its securityholders, the Company will give written notice of its determination to the Investors. Upon the written request of the Investors given within thirty (30) days after the giving of any such notice by the Company, the Company will use its reasonable efforts to cause all shares of Registrable Stock which the Investors have requested to register to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller of the Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its reasonable efforts to cause the Registrable Stock requested for inclusion pursuant to this Section
16.02 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter(s) of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section
16.02 would interfere with the successful marketing of the shares to be offered, then the number of shares of Registrable Stock to be included in the offering shall be reduced to the required level with the participation in such offering to be pro rata among the Holders thereof requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders; provided that commencing nine months after the date hereof, each Investor shall have a priority right (prior to the Company and any other securityholder) to have included pursuant to this Section 16.02 not less than 30% of the Registrable Stock requested for inclusion by such Investor.

     Section 16.03. Registration Procedures. If and whenever the Company is required by the provisions of Section 16.01 or 16.02 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as reasonably possible:

     (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement to become and remain effective;

     (b) (i) Prepare and file with the Commission such amendments and supplements to such Registration Statement and prospectus used in connection therewith as may be necessary to keep such Registration Statement effective (x) until the time specified in Section 16.01(a) or (y) in the case of any Registration Statements filed under Section 16.02 for at least one hundred twenty (120) days after the effective date of such Registration Statement; and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement during such periods in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

     (c) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Investors;

     (d) Furnish to the Investors and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and Investors may reasonably request in order to facilitate the public offering of such securities;

     (e) Use its reasonable efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the securities covered by such Registration Statement or (ii) as the Investors and the underwriters may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified or to subject itself to taxation in such jurisdiction;

     (f) Notify the Investors promptly after it shall receive notice thereof of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

     (g) Notify the Investors promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

     (h) Prepare and file with the Commission, promptly upon the request of the Investors, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration (and which counsel is Vorys, Sater, Seymour and Pease LLP or another nationally recognized law firm reasonably acceptable to the Investors), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by the Investors;

     (i) Prepare and promptly file with the Commission, and promptly notify the Investors of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (j) During the time period during which the Company is required, pursuant to Section 16.03(a), to cause a Registration Statement to be effective, in case the Investors or any underwriter for the Investors is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

     (k) Advise the Investors, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (l) Not file any amendment or supplement to such Registration Statement or prospectus to which counsel for the Investors has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three (3) business days prior to the filing thereof (which advance furnishing of copies the Company hereby agrees to);

     (m) At the request of the Investors (i) furnish to the Investors on the effective date of the Registration Statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investors, covering such matters with respect to the Registration Statement, the prospectus and each amendment or supplement thereto, proceedings under state and Federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and
(ii) use its best efforts to furnish to the Investors letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investors, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than three (3) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as the Investors may reasonably request;

     (n) With respect to any public offering made by any Investor under a Registration Statement filed pursuant to Section 16.02, refrain from making any sale or distribution of its securities except pursuant to any stock option plan or other employee benefit plan, any pre-existing agreement for the sale of such securities or the issuance of securities in connection with future acquisitions or a private placement for at least one hundred twenty (120) days after the closing of the public offering pursuant to such Registration Statement; and

     (o) Use its reasonable best efforts to ensure the obtaining of all necessary approvals from the applicable stock exchange or electronic quotation system.

     Section 16.04. Expenses. (a) With respect to each registration effected pursuant to Section 16.01 or 16.02 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided that the Investors shall bear their pro rata share of the underwriting discounts and selling commissions.

     (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and stock exchange fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all legal fees and disbursements and other expenses of complying with state securities laws in states where the securities are to be registered or qualified and the costs and expenses of the Company relating to investor presentations on any "road-show" undertaken in connection with the marketing of the offering of the securities.

     Section 16.05. Rule 144 Requirements.  The Company agrees to:

     (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

     (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) furnish to any Holder of Registrable Stock upon written request (x) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act or the Exchange Act (at any time after it has become subject to such reporting requirements), (y) a copy of the most recent annual or quarterly report of the Company and (z) such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     Section 16.06. Investors' Information. Each Investor agrees to furnish in writing to the Company in a timely manner such information with respect to itself and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     Section 16.07. Transfer Of Registration Rights. Each Investor may at any time Transfer to any Person that acquires at least fifty one percent (51%) of the then outstanding Common Share equivalents then held by such Investor the registration rights set forth in Section 16.01 or 16.02 hereof. Such Transfer shall be subject to the transferee agreeing in writing to be bound by the terms of this Agreement.

     Section 16.08. Hold-back Agreement. If requested by the underwriter, each Investor will agree not to offer, sell, contract to sell or Transfer any Registrable Stock, during the fourteen (14) days prior to, and during the ninety
(90) day period beginning on, the effective date of any Registration Statement filed pursuant to Section 16.02 other than the Registrable Stock to be sold pursuant to such Registration Statement.

     Section 16.09. Other Shareholders. (a) The Company may grant to any Person other than the Investors the right to request a registration of securities of the Company under the Securities Act and the right to be included as a selling shareholder in connection with any registration of Registrable Stock; provided, however, that without the consent of Investors holding a majority of the Registrable Stock, the granting of any such rights shall not conflict with or otherwise alter any rights granted under Section 16.01 above and, in all cases, the rights of the Investors to include shares in any Registration Statement shall be given priority over any registration rights granted to other Persons as permitted by this Section 16.09.

     (a) Each Investor hereby irrevocably consents to the Company's grant of registration rights to the minority shareholders of Frontstep (Singapore) Pte Ltd ("FSP") in connection with the repurchase by the Company of the FSP shares held by such minority shareholders (the "MITSUI TRANSACTION") as described in
Schedule 5.09(b).

                                   ARTICLE 17

                                INDEMNIFICATION

     Section 17.01. Indemnification. (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless the Investors and their respective directors, officers, employees, partners, members and Affiliates (each such person, an "INDEMNIFIED PERSON"), whether or not their shares have been sold in the offering, and any underwriter (as defined in the Securities
Act) for the Investors, and any person who controls any such underwriter within the meaning of the Securities Act, from and against, and will reimburse the Indemnified Persons and each such underwriter and controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which any Indemnified Persons or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon information furnished in writing by one or more of the Investors, any such underwriter or any such controlling person for use in the preparation of such Registration Statement, prospectus or any amendment or supplement thereto.

     (b) Each Indemnified Person severally (not jointly), will indemnify and hold harmless the Company, its directors, officers, employees and Affiliates (each such person, a "COMPANY INDEMNIFIED PERSON") from and against, and will reimburse the Company Indemnified Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which any Company Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement or omission of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by the Indemnified Person for use in the preparation of such Registration Statement, prospectus or any amendment or supplement thereto.

     (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 17.01 (an "INDEMNIFIED PARTY") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                                   ARTICLE 18

                                TAG-ALONG RIGHTS

     Section 18.01. Tag-along Right. If Shareholder desires to sell in any twelve month period ten percent (10%) or more of his shares of capital stock of the Company (the "TAG-ALONG SHARES") to a third-party purchaser (a "PROPOSED TRANSFEREE"), Shareholder shall provide to the Original Investors notice of such intention to sell and of the terms and conditions, including price, of such proposed sale; provided, however, for the avoidance of doubt the Shareholder shall not be required to provide any notice with respect to sales in the open market. Each Original Investor shall have the right to sell to the Proposed Transferee, at the same price per share and on the same terms and conditions as involved in such sale by Shareholder, up to that number of Common Shares then held by such Original Investor (calculated on a fully diluted basis) that equals a portion of the Tag-Along Shares equal to the product of (i) the Tag-Along Shares multiplied by (ii) a fraction, the numerator of which is the aggregate number of Common Shares then owned by such Original Investor (calculated on a fully diluted basis) and the denominator of which is the aggregate number of Common Shares then owned by all of the Original Investors and the Shareholder (calculated on a fully diluted basis). For the avoidance of doubt, for purposes of this Section 7.01 it shall be assumed that all securities held by the Original Investors which may be converted into or exercised for Common Shares have been so converted or exercised.

     Section 18.02. Notice Of Intent To Participate. If an Original Investor wishes to participate in any sale under this Article 18, such Original Investor shall notify Shareholder and the Company in writing of such intention as soon as practicable after the Original Investor's receipt of the notice made pursuant to
Section 18.01, and in any event within twenty (20) days after the date of receipt of the notice.

     Section 18.03. Sale Of Tag-along Shares. Any purchase of less than all of the Tag-Along Shares and the Common Shares (calculated on a fully diluted basis) that the Original Investors are entitled to and elect to sell to the Proposed Transferee pursuant to Section 18.01 and 18.02 hereof, considered collectively, by the Proposed Transferee shall be made from Shareholder and the Original Investors who elect to participate pro rata based upon the relative amount of the shares that Shareholder and the Original Investors who elect to participate are otherwise entitled to sell pursuant to Section 18.01. If the Original Investors do not wish to participate in any sale under this Article 18, Shareholder shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the shares proposed to be sold at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the notice provided by Shareholder pursuant to
7.01. If the Tag-Along Shares and the shares of the Original

Investors are sold under this Article 18 to any purchaser who is not a party to this Agreement, the Tag-Along Shares and the share of the Original Investors so sold shall no longer be subject to any of the restrictions imposed by this Agreement, except for any restrictions imposed by Article 13, which shall continue in force until such time as they lapse pursuant to the terms of such
Article 13 or Article 18 hereof.

                                   ARTICLE 19

                             REPRESENTATION RIGHTS

     Section 19.01. Board Of Directors. (a) Each Investor shall vote such Investor's voting securities and shall take all other reasonably necessary or desirable legal actions within its control (whether in such Investor's capacity as a shareholder, director, member of a Board of Directors committee or officer of the Company or otherwise and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable legal actions within its control, including in preparation of proxy materials, the recommendation of a management slate of directors in elections for directors, and in proposing and effecting amendments to the articles of incorporation and code of regulations of the Company, so that from the date hereof until May 10, 2004:

          (i) the authorized number of directors on the Board of Directors of the Company shall be eight (8) directors;

          (ii) one Director shall be the designee of FAEF, currently expected to be Mr. Barry Goldsmith, for so long as any of the Preferred Shares, Convertible Notes or Initial Notes (or any Common Shares underlying such securities) held by FAEF are outstanding and held by FAEF;

          (iii) one Director shall be the designee of the MSDW Investors, currently expected to be Mr. Guy de Chazal, for so long as any of the Preferred Shares, Convertible Notes or Initial Notes (or any Common Shares underlying such securities) held by the MSDW Investors are outstanding and held by any MSDW Investor;

          (iv) one Director shall be Lawrence J. Fox, provided that (A) the Convertible Note or Initial Note (or any Common Shares underlying such securities) held by Mr. Fox is outstanding, or (B) Mr. Fox continues to own at least 1,000,000 Common Shares owned by him as of the date hereof;

          (v) the management slate of directors, including the designees of FAEF, MSDW Investors and Mr. Fox, shall be elected to the Board of Directors;

          (vi) at least one of the designees of FAEF or MSDW Investors shall be designated a member of every committee of the Board of Directors existing now or in the future (other than the Corporate Development Committee);

          (vii) the required quorum for Board of Directors action shall be the presence at a Board of Directors meeting of at least a majority of directors, except that a majority of the Directors in office shall constitute a quorum for filling a vacancy in the Board of Directors;

          (viii) all action of the Board of Directors shall require (a) the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board of Directors at which a quorum is present or (b) the unanimous written consent of the Board of Directors; provided that in the event there is a vacancy on the Board of Directors and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy; and provided further that any transaction required to be approved under Section 1701.60 of the Ohio Revised Code (or any provision substituted therefor under Ohio Law) shall be approved in accordance with such provision; and

          (ix) in the event any Director nominated by FAEF or MSDW Investors ceases to serve as a member of the Board of Directors during his or her term of office, FAEF or MSDW Investors, as the case may be, shall be entitled to nominate a designee to fill such vacancy, and the Board of Directors as constituted immediately prior to such time shall designate a replacement director, nominated by FAEF or

     MSDW Investors, as the case may be, and reasonably satisfactory to the Board of Directors, to fill the remainder of the term of the director who has ceased to be a member of the Board of Directors.

     Section 19.02. Voting. (a) Each Investor hereby agrees to vote all Subject Shares (as defined below) that such Investor is entitled to vote at any meeting of the shareholders of the Company, and any adjournment thereof, at which any such transaction is submitted for the consideration and vote of the shareholders (the "SHAREHOLDER MEETING") to approve (i) any merger, consolidation, share exchange or other business combination recommended or approved by a majority of the Directors of the Board of Directors, as currently constituted, provided that such transaction has been approved by a majority of the members of the Corporate Development Committee of the Board of Directors, as currently constituted, except as otherwise provided pursuant to Section 19.02(b) below; and (ii) any issuance of debt or equity securities issued in connection with any of the transactions contemplated by the 2002 Securities Purchase Agreement or this Amended and Restated Investor Rights Agreement and which are approved by a majority of the Directors of the Board of Directors, as currently constituted.

     (b) Notwithstanding the foregoing, if any transaction contemplated by clause 8.02(a)(i) above has not been approved by a majority of the members of the Corporate Development Committee, as currently constituted, each Investor hereby agrees to vote all Subject Shares (as defined below) that such Investor is entitled to vote at the Shareholder Meeting to approve such transaction recommended or approved by at least two-thirds of the Directors of the Board of Directors, as currently constituted.

     (c) For purposes of determining whether a majority or at least two-thirds of the Directors of the Board of Directors recommended or approved any transaction contemplated by Section 19.02(a) or Section 19.02(b), respectively, the calculation of the vote shall be based upon the following principles:

          (i) The Board of Directors shall use its reasonable best efforts and act in good faith to schedule any meeting at which approval of a transaction contemplated by Section 19.02(a) or Section 19.02(b) is being considered at a time when all Directors can attend either in person or telephonically;

          (ii) If a Director abstains from voting, or in good faith is unable to vote, the percentage vote shall be calculated by dividing the total number of Directors voting to recommend or approve such transaction (excluding abstentions and absences) by the total number of Directors voting (excluding abstentions and absences); and

          (iii) If a vacancy on the Board of Directors occurs for any reason between the date hereof and the date of any such vote, such vacancy shall be filled as soon as is reasonably practicable by a majority vote of the remaining Directors on the Board of Directors; provided, that other than in cases where a Director has been appointed by the MSDW Investors or FAEF, such Director must be approved by the Shareholder, whose approval shall not be unreasonably withheld. Until the relevant vacancy can be filled pursuant to the procedure set forth in the immediately preceding sentence, the percentage vote shall be calculated by dividing the number of Directors voting to recommend or approve such transaction (excluding abstentions and absences and resignations) by the total number of Directors voting (excluding abstentions and absences and resignations).

For purposes of applying the foregoing principles to Section 19.02(a) and
Section 19.02(b), the word "Directors" shall include only those Directors (x) who are on the Board of Directors as of the date hereof and (y) who are replacements to those Directors who are replaced in accordance with Section 19.02(c)(iii).

     (d) In furtherance and not in limitation of the foregoing, each Investor hereby agrees to validly tender and sell and not withdraw, all of such Investor's Subject Shares pursuant to and in accordance with the terms of any tender offer made in connection with any transaction that satisfies Section 19.02(a)(i) or Section 19.02(b).

     (e) Notwithstanding Section 19.02(a) or Section 19.02(b), neither the MSDW Investors nor FAEF shall be obligated to vote in favor of any transaction that adversely affects the rights and preferences of the Preferred Shares, the Initial Notes or the Convertible Notes, and the Shareholders shall not be obligated to vote in favor of any transaction that adversely affects the rights and preferences of the Initial Notes or the Convertible Notes.

     (f) "SUBJECT SHARES" means any Common Shares or Preferred Shares beneficially owned, directly or indirectly, by the relevant Investor.

                                   ARTICLE 20

                                 MISCELLANEOUS

     Section 20.01. Term Of Agreement. Except as otherwise provided herein, the provisions of this Agreement shall terminate upon the earliest to occur of any one of the following events:

          (i) the voluntary or involuntary liquidation or dissolution of the Company;

          (ii) the occurrence of a Change-in-Control Liquidation Event (as such term is defined in the Company's Amended Articles of Incorporation);

          (iii) the Investors beneficially own in aggregate less than twenty percent (20%) of the Common Share equivalents purchased by the Investors pursuant to the 2000 Securities Purchase Agreement and the 2002 Securities Purchase Agreement.

     Section 20.02. Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

     Section 20.03. Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the parties if any party fails to comply with the provisions of this Agreement. Accordingly, the parties shall be entitled to obtain specific performance of this Agreement and to obtain immediate injunctive relief.

     Section 20.04. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, legal representatives and heirs.

     Section 20.05. Modification Or Amendment. This Agreement or any term hereof may be amended or waived, only with the written consent of the Company and Original Investors holding more than seventy-five percent (75%) of the Common Shares issued or issuable upon conversion of any Restricted Securities; additionally, Section 13.05, Section 19.01(a)(iv) and Article 18 hereof may not be amended or waived without the written consent of Shareholder and Articles 4, 5 and 6 and Section 19.02 may not be amended or waived without the additional written consent of the Shareholders.

     Section 20.06. Aggregation. All Restricted Securities held or acquired by affiliated Persons shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

     Section 20.07. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     Section 20.08. Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the Company:

     If to the Company to:

                  Frontstep, Inc.
                  2400 Corporate Exchange Drive
                  Columbus, Ohio 43231
                  Attn: President and Chief Executive Officer
                  Fax No.: (614) 895-2972

     with a copy to:

                  Vorys, Sater, Seymour and Pease LLP
                  52 East Gay Street
                  Columbus, Ohio 43215
                  Attn: Ivery D. Foreman, Esq.
                  Fax No.: 614-719-4720

     If to Shareholder:

                  to his address set forth on the signature pages hereto

     If to any Investor:

                  to its address set forth on the signature pages hereto

     with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attn: John A. Bick, Esq.
                  Fax No.: 212-450-3800

     and, if not an addressee of any notice to an Investor, with a copy to:

                  Morgan Stanley Dean Witter Venture Partners IV, L.P., at its address set forth on the signature pages hereto

     All such notices shall, when mailed or telegraphed, be effective when received or when attempted delivery is refused.

     Section 20.09 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be executed as of the date first above written.

                                          FRONTSTEP, INC.

                                          By:
                                          --------------------------------------
                                              Name: Daniel P. Buettin
                                            Title:  Vice President and
                                                Chief Financial Officer

                                          SHAREHOLDER

                                          LAWRENCE J. FOX, in his individual
                                          capacity

                                          --------------------------------------

                                          Address: 10270 Olentangy River Road
                                               Powell, Ohio 43065
                                          Fax:     614-847-7422

                                          MORGAN STANLEY DEAN WITTER
                                          VENTURE PARTNERS IV, L.P.

                                          MORGAN STANLEY DEAN WITTER VENTURE
                                          INVESTORS IV, L.P.

                                          MORGAN STANLEY DEAN WITTER VENTURE
                                          OFFSHORE INVESTORS IV, L.P.

                                          By: MSDW Venture Partners IV, L.L.C.
                                              as General Partner of the above
                                              limited
                                              partnerships

                                          By: MSDW Venture Partners IV, Inc.,
                                              as Member

                                          By:
                                          --------------------------------------
                                              Name: Guy de Chazal
                                              Title:  Managing Director

                                          Address: 1221 Avenue of the Americas
                                               New York, New York 10020
                                          Fax:     212-762-8424

                                          MORGAN STANLEY DEAN WITTER EQUITY
                                          FUNDING, INC.

                                          By:
                                          --------------------------------------
                                              Name: James M. Wilmott
                                            Title:  Managing Director

                                          Address:  1221 Avenue of the Americas
                                                New York, New York 10020
                                          Fax:       212-762-8424
                                          Attention: Controller

                                          FALLEN ANGEL EQUITY FUND, L.P.,

                                          By: Fallen Angel Capital, L.L.C.,
                                              as its General Partner

                                          By: Barry Goldsmith, as Member

                                          By:
                                          --------------------------------------
                                              Name: Barry Goldsmith
                                            Title:  Member

                                          Address: 125 Half Mile Road
                                               Redbank, New Jersey 07701
                                          Fax:     732-945-1002

                                          JAMES A. RUTHERFORD, in his individual
                                          capacity

                                          --------------------------------------

                                          Address: 15 South High Street
                                               New Albany, Ohio 43054
                                          Fax:     614-855-3922

                                   SCHEDULE I

     The following is a full and complete list of the Original Investors who purchased Series A Convertible Participating Preferred Shares and Original Warrants of the Company on May 10, 2000:

                                                                 NUMBER OF       NUMBER OF
                         INVESTOR                             PREFERRED SHARES   WARRANTS      %
-----------------------------------------------------------   ----------------   ---------   ------
(a)  Morgan Stanley Dean Witter Venture Partners IV,
       L.P. ...............................................       271,650         217,320     47.92
(b)  Morgan Stanley Dean Witter Venture Investors IV,
       L.P. ...............................................        31,516          25,212      5.56
(c)  Morgan Stanley Dean Witter Venture Offshore Investors,
       L.P. ...............................................        10,598           8,478      1.87
(d)  Morgan Stanley Dean Witter Equity Funding, Inc. ......        86,502          69,202     15.25
(e)  Fallen Angel Equity Fund, L.P. .......................       166,667         133,334     29.40
                                                                  -------         -------    ------
               Totals......................................       566,933         453,546    100.00
                                                                  =======         =======    ======

                                  SCHEDULE II

                                 2002 INVESTORS

                                                                      PURCHASE      PRINCIPAL
                                           PRINCIPAL                 PRICE PAID     AMOUNT OF
                                           AMOUNT OF     NUMBER OF   FOR INITIAL   CONVERTIBLE    PURCHASE PRICE
                                         INITIAL NOTES   WARRANTS     NOTES AND    NOTES TO BE       PAID FOR
           NAME OF INVESTOR                PURCHASED     PURCHASED    WARRANTS      PURCHASED    CONVERTIBLE NOTES
--------------------------------------   -------------   ---------   -----------   -----------   -----------------
(a)  Morgan Stanley Dean Witter
       Venture Partners IV, L.P. .....     $550,131       220,052     $550,131     $1,283,639       $1,283,639
(b)  Morgan Stanley Dean Witter
       Venture Investors IV, L.P. ....     $ 63,824        25,530     $ 63,824     $  148,923       $  148,923
(c)  Morgan Stanley Dean Witter
       Venture Offshore Investors IV,
       L.P. ..........................     $ 21,463         8,585     $ 21,463     $   50,080       $   50,080
(d)  Fallen Angel Equity Fund,
       L.P. ..........................     $264,582       105,833     $264,582     $  617,358       $  617,358
(e)  Lawrence J. Fox..................     $450,000       180,000     $450,000     $1,050,000       $1,050,000
(f)  James A. Rutherford..............     $150,000        60,000     $150,000     $  350,000       $  350,000

                                   EXHIBIT B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED AS OF MARCH 6, 2002, A COPY OF WHICH MAY BE OBTAINED FROM FRONTSTEP, INC.

No. [  ]
$[     ]

                                FRONTSTEP, INC.

                    10.0% Subordinated Note due May 10, 2004

     Frontstep, Inc., an Ohio corporation (together with its successors and assigns, the "ISSUER"), for value received hereby promises to pay to
[          ] (together with its successors, transferees and assigns, the
"HOLDER") the principal sum of [          ] (the "PRINCIPAL AMOUNT") by wire
transfer of immediately available funds to the Holder's account (the "BANK ACCOUNT") at a bank in the United States specified by the Holder from time to time, in lawful money of the United States together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

     This Note was issued pursuant to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of March 6, 2002 among the Issuer, and certain other parties listed on the signature pages thereto. Unless the context otherwise requires, as used herein, "NOTE" means any of the 10.0% Subordinated Notes issued pursuant to the Securities Purchase Agreement and any other similar Subordinated Notes issued by the Issuer in exchange for, or to effect a transfer of, any Note and "NOTES" means all such Notes in the aggregate.

     This Note shall bear interest, commencing [          ], at a rate per annum
(the "INTEREST RATE") equal to 10.0%. Further, the Issuer shall pay interest on any overdue Principal Amount at a rate per annum equal to 14.0% (the "OVERDUE RATE"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

     Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

     Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1.1 include the plural as well as the singular.

     "ACCELERATION NOTICE" shall have the meaning set forth in Section 4.1.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including without limitation, with respect to the Issuer, the Common Shares and the Preferred Shares.

     "COMMON SHARES" means any and all shares of common stock, without par value, of the Issuer.

     "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of Trade Payables, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vii) all Debt of others Guaranteed by such Person.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DEFAULT NOTICE" shall have the meaning set forth in Section 5.2.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

     "HOLDERS" shall have the meaning set forth in Section 8.2.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

     "NASD" means the National Association of Securities Dealers, Inc., and its successors.

     "NOTICE OF DEFAULT" shall have the meaning set forth in Section 4.1(c).

     "PERSON" means any individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED SHARES" means any and all shares of preferred stock, without par value, of the Issuer.

     "SENIOR DEBT" means the Debt of the Issuer to Foothill Capital Corporation outstanding at any time.

     "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

     Section 2. Payment of Principal and Interest.

     Section 2.1. Scheduled Payment of Principal. The Issuer shall pay the Principal Amount, together with all accrued and unpaid interest thereon, if any, in cash to the Holder of this Note on May 10, 2004.

     Section 2.2. Payment of Interest. The Issuer shall pay interest on this Note quarterly in arrears, on March 31, June 30, September 30, and December 31 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "INTEREST PAYMENT DATE") of each year in which this Note
remains outstanding, commencing with [          ], on the unpaid Principal
Amount outstanding in lawful money of the United States at the Interest Rate, or Overdue Rate, as the case may be, as set forth above, by wire transfer of immediately available funds, to the Bank Account, from the most recent Interest Payment Date to which interest has been paid in full on this Note, or if no interest has been paid on this Note, from the date hereof, until payment in full of the Principal Amount has been made.

     Section 2.3. Prepayment. With the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Issuer may prepay the Notes in whole or in part without penalty or fee; provided, however, that such consent may not be unreasonably withheld.

     Section 2.4. Payment Obligations Absolute and Unconditional. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the Principal Amount of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

     Section 2.5. Pro Rata Payment. The Issuer agrees that any payments to the Holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among all such Holders based upon the aggregate unpaid Principal Amount of the Notes held by each such Holder. If any Holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on such Note in excess of such Holder's pro rata share of payments obtained by all Holders of the Notes, such Holder shall make such payments to the other Holders of the Notes as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this Section.

     Section 3. Covenants.

     The Issuer agrees that, so long as any amount payable under this Note remains unpaid:

     Section 3.1. Information. The Issuer will deliver to the Holder, within three Business Days after any executive officer of the Issuer obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Issuer setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto.

     Section 3.2. Conduct of Business and Maintenance of Existence. The Issuer will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of its business.

     Section 4. Events of Default and Remedies.

     Section 4.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events ("EVENTS OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of three days; or

     (b) default in the payment of all or any part of the principal of any of the Notes as and when the same shall become due and payable; or

     (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes for a period of 15 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer; or

     (d) any acceleration of the maturity of any Debt of the Issuer or any of its subsidiaries having a principal amount greater than $1,000,000; or

     (e) a final and non-appealable judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any of its subsidiaries in excess of $1,000,000 in the aggregate for all such judgments or orders (treating any deductibles, self insurance or retention as not so covered), and such judgment or order shall continue unsatisfied for a period of 60 days; or

     (f) a court having jurisdiction shall enter a decree or order for relief in respect of the Issuer in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or the Issuer shall make any general assignment for the benefit of creditors; or

     (h) the consummation of the consolidation or merger of the Issuer into or with any other entity or entities which results in the exchange of outstanding shares of the Issuer for securities or other consideration issued or paid or caused to be issued or paid by any such entity or Affiliate thereof (other than (x) a merger solely for the purpose of reincorporating the Issuer in a different jurisdiction or (y) a consolidation or merger in which the Issuer is the surviving entity and in which the Issuer's Capital Stock outstanding immediately prior to such merger or consolidation are exchanged or converted into or constitute more than 50% of the Issuer's voting power after such consolidation or merger); (ii) the sale or transfer by the Issuer of all or substantially all of its assets otherwise than to one or more Subsidiaries; or (iii) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)1) of the Exchange Act), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Issuer;

     then, and in each and every such case (other than an Event of Default specified in Sections 4.1(f), 4.1(g) or 4.1(h) hereof), the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "ACCELERATION NOTICE"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in
Section 4.1(f), 4.1(g) or 4.1(h) occurs, the principal amount of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

     Section 4.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by any Holder.

     Section 4.3. Waiver of Past Defaults. The Holders of the Notes may waive, in accordance with Section 6.1, any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, the Issuer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Notes; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 5. Subordination.

     Section 5.1. Notes Subordinated to Senior Debt. The Issuer covenants and agrees and each Holder, by his acceptance hereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of Section 5 of this Note; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the payment of the principal amount of and interest on the Notes by the Issuer shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment, to the prior payment in full of Senior Debt.

     Section 5.2. No Payment on Notes in Certain Circumstances. (a) If any default in the payment of any principal of or interest on any Senior Debt when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, occurs and is continuing, no payment shall be made by the Issuer with respect to the principal of or interest on the Notes or to acquire any of the Notes for cash or property other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof.

     (b) If any event of default (other than a default in payment of the principal of or interest on any Senior Debt) occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Notes) with respect to any Senior Debt, as such event of default is defined in such Senior Debt, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative of such holder or holders gives written notice of the event of default to the Issuer (a "DEFAULT NOTICE"), then, unless and until such event of default has been cured or waived or has ceased to exist, the Issuer shall not be obligated to, and shall not, (x) make any payment of or with respect to the principal of or interest on the Notes or (y) acquire any of the Notes for cash or property or otherwise other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof. After the event of default described in such Default Notice has been cured or waived or ceases to exist, the Issuer shall, subject to Section 5.2(a), promptly pay to the Holders of the Notes all sums which the Issuer would have been obligated to pay from the date of the Default Notice but for this Section 5.2(b).

     (c) Notwithstanding the foregoing, in the event that any payment in cash shall be received by any Holder when such payment is prohibited by Section 5.2(a) or 5.2(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts then due and owing on the Senior Debt, if any.

     Section 5.3 Payment Over of Proceeds Upon Dissolution, Etc. (a) Upon any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full, or such payment duly provided for, before any payment is made on account of the principal of or interest on the Notes, or any acquisition of the Notes for cash or property is made other than conversion of the Notes into Common Shares in accordance with
Section 7.1 hereof. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions hereof, other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

     (b) Notwithstanding the foregoing, in the event that any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof, shall be received by any Holder when such payment or distribution is prohibited by Section 5.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

     (c) For purposes of Section 5 of this Note, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include (x) shares of stock of the Issuer as reorganized or readjusted, (y) any payment or distribution of securities of the Issuer or any other Issuer authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (z) securities of the Issuer or any other Issuer provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding; provided that (i) if a new Issuer results from such reorganization or readjustment, such Issuer assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. Notwithstanding anything to the contrary in this Section 5, (i) a court referred to in clause (x) above may give effect, and state that it is giving effect to the subordination of the Notes in an order or decree which authorizes the payment in full of Senior Debt in assets other than cash or cash equivalents and (ii) any assets which the holders of the Notes are permitted to receive in accordance with the provisions of this Section 5 shall not be subject to any claim by or on behalf of the holders of Senior Debt.

     5.4. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal amount of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation,
(a) no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of Section 5 of this Note, and no payment over pursuant to the provisions of Section 5 of this Note to the holders of Senior Debt by the Holders of the Notes shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or on account of the Senior Debt, and (b) no payment or distributions of cash, property or securities to or for the benefit of the Holders of the Notes pursuant to the subrogation provision of Section 5, which would otherwise have been paid to the holders of Senior Debt shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or for the account of the Holders of the Notes. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Section 5, shall have been applied, pursuant to the provisions of this Section 5, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full of such Senior Debt.

     Section 5.5. Obligations of Issuer Unconditional.  Nothing contained in
Section 5.1 or elsewhere in the Notes is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal amount of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under Section 5 of the holders of the Senior Debt in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in
Section 5 will restrict the right of the Holders of the Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 4.1 or to pursue any rights or remedies hereunder.

     Section 5.6. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in
Section 5, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to
Section 5 of this Note.

     Section 5.7. Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliances by the Issuer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the Holders of the Notes.

     Section 5.8. Section 5 Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of Section 5 will not be construed as preventing the occurrence of an Event of Default.

     Section 6.1. Modification of Notes. Any provision of this Note may be amended or, subject to Section 4, waived with the written consent of the Issuer and the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided that no such amendment or waiver shall (a) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the conversion thereof, amend or waive Section 4.1, or impair or affect the rights of any Holder to institute suit for the payment thereof or adversely affect the ranking of the Notes with respect to the outstanding Debt of the Issuer, in each such case, without the consent of each Holder of each Note so affected, (b) reduce the aforesaid percentage of Holders of the Notes, the consent of the Holders of the Notes of which is required for any such amendment or waiver, without the consent of the Holders of all Notes then outstanding, or (c) modify the terms of the Notes so as to affect adversely the rights of any holder of Senior Debt at the time outstanding to the benefits of subordination hereunder without the consent of such holder; and for such purposes the following modifications to the terms of this Note or, as applicable, the Securities Purchase Agreement, shall be deemed to adversely affect the rights of the holders of the Senior Debt: (i) shortening the maturity date of the principal amount of this Note; (ii) increasing the interest rate under this Note; (iii) increasing the principal amount of the Notes issued under the Securities Purchase Agreement; (iv) modifying the required prepayments under this Note; and (v) amending the events constituting Defaults under this Note in a manner adverse to the Company or the holders of the Senior Debt. The Issuer shall promptly notify all of the Holders of the Notes after the making of any amendment or waiver pursuant to this Section 6.1.

     Section 7.1. Conversion. (a) The Principal Amount of this Note shall be convertible at any time and from time to time, in whole or in part (such amount, the "CONVERTIBLE AMOUNT") at the option of the Holder hereof and upon notice to the Issuer as set forth below, into fully paid and nonassessable Common Shares at the Conversion Rate (as defined below). The initial conversion price per Common Share will be [80% of the Daily Price per Common Share for the ten (10) consecutive trading days immediately preceding the two consecutive trading days immediately prior to the day of the Company Shareholder Meeting (as defined in the Securities Purchase Agreement)] and shall be subject to adjustment as provided for herein (the "CONVERSION PRICE"). The number of Common Shares deliverable upon conversion of each $1,000 Convertible Amount of the Notes, adjusted as hereinafter provided, is referred to herein as the "CONVERSION RATE". The initial Conversion Rate shall be equal to the quotient resulting from dividing $1000 by the Conversion Price.

     (b) The Conversion Price (and the corresponding Conversion Rate) shall be subject to adjustment from time to time as follows:

          (i) In case the Issuer shall at any time (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide or split its outstanding Common Shares, (C) combine or reclassify its outstanding Common Shares into a smaller number of Common Shares, (D) issue by reclassification of its Common Shares other securities of the Issuer (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), or (E) consolidate with, or merge with or into, any other Person, then in each such case the Conversion Rate in effect at the time of the record date for any such dividend or distribution or of the effective date of any such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the kind and aggregate number of Common Shares or other securities of the Issuer (or shares of any security into which such Common Shares have been combined, consolidated, merged, converted or reclassified pursuant to clause (C), (D), or (E) above) which, if this Note had been converted immediately prior to such time, such Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming for purposes of this subsection 7.1(b)(i) that such Holder (x) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such recapitalization, sale or transfer was made, as the case may be ("CONSTITUENT PERSON") and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each Common Share of the Issuer held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 7.1(b)(i) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) In case the Issuer shall issue or sell any Common Shares (other than Common Shares issued (1) pursuant to the Issuer's non-qualified stock option plans for officers, directors or key employees, or pursuant to any similar Common Share related employee compensation plan of the Issuer approved by the Issuer's Board of Directors, (2) in connection with a merger or consolidation with or other acquisition of, another Person or the acquisition of the assets of another Person, other than any such transaction that constitutes a Change in Control Liquidation Event (as such term is defined in the Issuer's Amended and Restated Articles of Incorporation) or (3) upon exercise or conversion of any security the issuance of which caused an adjustment under Section 7.1(b)(iii) or (iv) hereof) without consideration or for a consideration per share less than the Conversion Price (the "ISSUE PRICE"), the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the Issuer upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Conversion Price. In case any portion of the consideration to be received by the Issuer shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Issuer; provided that if Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any such determination, the Board of Directors of the Issuer shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. Such Holders shall be notified promptly of any consideration other than cash to be received by the Issuer and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors of the Issuer.

          (iii) In case the Issuer shall fix a record date for the issuance of rights, options or warrants to the holders of Common Shares or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Conversion Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Conversion Price shall be adjusted pursuant to paragraph (b)(ii) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of Common Shares, in the latter event.

          (iv) In case the Issuer shall issue rights, options (other than options issued pursuant to a plan described in Section 7(b)(ii)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities, and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Conversion Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to Section 7(b)(ii) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this Section 7(b)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to Section 7(b)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (v) In case the Issuer shall fix a record date for the making of a dividend or distribution to holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, Section 7(b)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share (as defined below) on such record date, less the fair market value (determined as set forth in Section 7(b)(ii) hereof) of the portion of the cash, assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (vi) For the purpose of any computation under Section 8(b) hereof, on any determination date, the "CURRENT MARKET PRICE PER COMMON SHARE" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (1) if the Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (2) if the Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ National Market; or (4) if the shares of such class of Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date the Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value per share of such shares on such determination date as determined by the Board of Directors of the Issuer. If Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any determination by the Board of Directors of the Issuer of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per Common Share as determined by an independent appraiser retained by the Issuer at its expense and reasonably acceptable to such Holders. For purposes of any computation under this Section 7(b), the number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Issuer.

          (vii) All calculations under this Section 7(b) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (viii) In the event that, at any time as a result of the provisions of this Section 7(b), the Holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Issuer other than Common Shares, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (ix) If the Issuer shall take a record of the Holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms hereof) and shall, thereafter and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of Common Shares purchasable upon conversion of the Notes by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     (c) (i) In order to exercise the conversion privilege, the Holder of the Note to be converted shall surrender the Note, with a written notice to the Issuer that such Holder elects to exercise its conversion privilege, and stating the Convertible Amount of Notes which the Holder seeks to convert. The date of receipt of the Note or Notes by the Issuer shall be the conversion date (the "CONVERSION DATE").

          (ii) As promptly as practicable (but no later than three Business
     Days) after the Conversion Date, the Issuer shall issue and shall deliver to such Holder, or on the Holder's written order to the Holder's permitted transferee in accordance with the terms of the Amended and Restated Investor Rights Agreement, a certificate or certificates for the whole number of Common Shares issuable upon the conversion of such Note or Notes in accordance with the provisions of this Section 7.1.

          (iii) In the case where only part of a Note is converted, the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by a Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Principal Amount of the Note so surrendered.

          (iv) The Issuer shall make a cash payment equal to all accrued and unpaid interest on the Principal Amount so surrendered for conversion (other than interest payments payable to a holder of record on a prior Interest Payment Date) to the Conversion Date.

          (v) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes to be converted shall have been surrendered to the Issuer, and the person in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on such date and such conversion shall be into a number of Common Shares resulting from applying the Conversion Rate in effect at such time on such date. All Common Shares delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all Liens and charges and not subject to any preemptive rights. Upon the surrender of any Notes for conversion, such Notes or part thereof so converted shall no longer be deemed to be outstanding and all rights of a Holder with respect to such Notes or part thereof so converted including the rights, if any, to receive interest, notices and consent rights shall immediately terminate on the Conversion Date except the right to receive the Common Shares and other amounts payable pursuant to this Section 7.1. Any Notes or part thereof so converted shall be retired and cancelled.

     (d) (i) The Issuer covenants that it will at all times during which the Notes shall be outstanding reserve and keep available, free from preemptive rights, such number of its authorized but unissued Common Shares as shall from time to time be required for the purpose of effecting conversions of outstanding Notes.

          (ii) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon conversion of the Notes, the Issuer shall comply with all applicable federal and state laws and regulations which require action to be taken by the Issuer.

     (e) The Issuer will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares on conversion of the Notes pursuant hereto; provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the Holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

     (f) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any Holder tendering Notes for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Holders entitled to receive the Common Shares issuable upon such conversion of the Notes shall not be deemed to have converted such Notes until immediately prior to the closing of the sale of securities in such offering.

     (g) No fractional Common Shares shall be issued upon conversion of the Notes. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Daily Price for Common Shares on the trading day immediately preceding the related Conversion Date.

     (h) Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 7.1, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Notes outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Issuer shall, upon the reasonable written request of any Holder of Notes, furnish or cause to be furnished to such Holders a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate then in effect, and (iii) the number of Common Shares and the amount, if any, of other property which then would be received upon the conversion of the Notes. Despite such adjustment or readjustment, the form of each or all Notes, if the same shall reflect the initial or any subsequent Conversion Rate, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Note, which shall control.

          (i) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section
     7.1 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Notes against impairment to the extent required hereunder. Nothing in this
     Section 8.1 shall affect the continued accrual of interest on the outstanding Notes in accordance with the terms of this Note.

     Section 9. Miscellaneous.

     Section 9.1. Transfer Restrictions. This Note is transferable and assignable to one or more purchasers, provided that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws and in compliance with Article 2 of the Amended and Restated Investor Rights Agreement. The Issuer agrees to issue from time to time a replacement Note or Notes in the form hereof and in such denominations as the Holder may request to facilitate such transfers and assignments upon surrender of the Note or Notes being transferred. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Issuer, the Issuer also agrees to issue a replacement Note if this Note has been lost, stolen, mutilated or destroyed.

     Section 9.2. Registration. The Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all transfers of this Note. References to the "HOLDERS" shall mean the Persons listed in the Register as the payees of the Notes unless any payee shall have presented a Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of this Note shall be proven by the Register. For the purpose of paying interest and principal on this Note, the Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 4.1(a) or (b) if payment of interest and principal is made in accordance with the name and address and particulars contained in the Register.

     Section 9.3. Governing Law. This Note shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

     Section 9.4. Waiver of Presentment, Acceptance. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein. The Holder of this Note by acceptance hereof agrees to be bound by the provisions of the Notes which are expressly binding on the Holder.

     Section 9.5. Section Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated: [          ], 2002

                                          FRONTSTEP, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT C

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED AS OF MARCH 7, 2002, A COPY OF WHICH MAY BE OBTAINED FROM FRONTSTEP, INC.

No. [  ]
$[  ]

                                FRONTSTEP, INC.

                    10.0% Subordinated Note due May 10, 2004

     Frontstep, Inc., an Ohio corporation (together with its successors and
assigns, the "ISSUER"), for value received hereby promises to pay to [       ]
(together with its successors, transferees and assigns, the "HOLDER") the
principal sum of [       ] (the "PRINCIPAL AMOUNT") by wire transfer of
immediately available funds to the Holder's account (the "BANK ACCOUNT") at a bank in the United States specified by the Holder from time to time, in lawful money of the United States together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

     This Note was issued pursuant to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of March 7, 2002 among the Issuer, and certain other parties listed on the signature pages thereto. Unless the context otherwise requires, as used herein, "NOTE" means any of the 10.0% Subordinated Notes issued pursuant to the Securities Purchase Agreement and any other similar Subordinated Notes issued by the Issuer in exchange for, or to effect a transfer of, any Note and "NOTES" means all such Notes in the aggregate.

     This Note shall bear interest, commencing March 7, 2002, at a rate per annum (the "INTEREST RATE") equal to 10.0%. Further, the Issuer shall pay interest on any overdue Principal Amount at a rate per annum equal to 14.0% (the "OVERDUE RATE"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

     Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

     Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1.1 include the plural as well as the singular.

     "ACCELERATION NOTICE" shall have the meaning set forth in Section 5.1.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including without limitation, with respect to the Issuer, the Common Shares and the Preferred Shares.

     "COMMON SHARES" means any and all shares of common stock, without par value, of the Issuer.

     "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of Trade Payables, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vii) all Debt of others Guaranteed by such Person.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DEFAULT NOTICE" shall have the meaning set forth in Section 6.2.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

     "HOLDERS" shall have the meaning set forth in Section 9.2.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

     "NASD" means the National Association of Securities Dealers, Inc., and its successors.

     "NOTICE OF DEFAULT" shall have the meaning set forth in Section 5.1(c).

     "PERSON" means any individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED SHARES" means any and all shares of preferred stock, without par value, of the Issuer.

     "SENIOR DEBT" means the Debt of the Issuer to Foothill Capital Corporation outstanding at any time.

     "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

     Section 2. Payment of Principal and Interest.

     Section 2.1. Scheduled Payment of Principal. The Issuer shall pay the Principal Amount, together with all accrued and unpaid interest thereon, if any, in cash to the Holder of this Note on May 10, 2004.

     Section 2.2. Payment of Interest. The Issuer shall pay interest on this Note quarterly in arrears, on March 31, June 30, September 30, and December 31 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "INTEREST PAYMENT DATE") of each year in which this Note remains outstanding, commencing with March 31, 2002, on the unpaid Principal Amount outstanding in lawful money of the United States at the Interest Rate, or Overdue Rate, as the case may be, as set forth above, by wire transfer of immediately available funds, to the Bank Account, from the most recent Interest Payment Date to which interest has been paid in full on this Note, or if no interest has been paid on this Note, from the date hereof, until payment in full of the Principal Amount has been made.

     Section 2.3. Prepayment. With the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Issuer may prepay the Notes in whole or in part without penalty or fee; provided, however, that such consent may not be unreasonably withheld.

     Section 2.4. Payment Obligations Absolute and Unconditional. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the Principal Amount of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

     Section 2.5. Pro Rata Payment. The Issuer agrees that any payments to the Holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among all such Holders based upon the aggregate unpaid Principal Amount of the Notes held by each such Holder. If any Holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on such Note in excess of such Holder's pro rata share of payments obtained by all Holders of the Notes, such Holder shall make such payments to the other Holders of the Notes as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this Section.

     Section 3.1 Holder Put Right. (a) If the Convertible Closing (as defined in the Securities Purchase Agreement) has not occurred, and is not reasonably expected to occur, on or before August 31, 2002, then at the election of a majority in aggregate principal amount of the Notes then outstanding, all of the Notes shall be redeemed in whole, but not in part, by the Issuer on August 31, 2002 (the "REDEMPTION DATE"), upon not less than 5 days' prior written notice to the Issuer, at a redemption price equal to 100% of the Principal Amount (the "REDEMPTION PRICE"), plus any accrued and unpaid interest through but not including the Redemption Date.

     (b) With respect to any redemption of this Note pursuant to this Section 3.1, at least 5 days before the Redemption Date, the Holders of a majority in aggregate principal amount of the Notes then outstanding shall deliver a notice requesting redemption to the Issuer. The notice shall state:

     (i) the names and addresses of the Holders along with wire transfer instructions setting forth the Bank Account for each Holder into which payment is to be made;

     (ii) that the Holder of a Note will surrender such Note to the Issuer as promptly as practicable after the Redemption Price plus any accrued and unpaid interest through but not including the Redemption Date on such Note has been deposited in the Bank Account of such Holder; and

     (iii) that, unless the Issuer defaults in making the redemption payment, interest on the Notes shall cease to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price plus accrued interest through but not including the Redemption Date.

     (c) Once the notice requesting redemption has been sent, this Note becomes due and payable on the Redemption Date and at the Redemption Price and the Holder of this Note shall be deemed to have requested prepayment of this Note without penalty or fee.

     (d) At or prior to 12:00 noon on the Redemption Date, the Issuer shall deposit in the Bank Account of the Holder of this Note the Redemption Price of this Note plus accrued interest through but not including the Redemption Date.

     (e) If notice requesting redemption has been given in the manner provided above, this Note shall become due and payable on the Redemption Date at the Redemption Price stated therein, together with accrued interest to such Redemption Date, and on and after such date (unless the Issuer shall default in the payment of this Note at the Redemption Price and accrued interest to the Redemption Date, in which case the principal, until paid, shall bear interest from the Redemption Date at the Overdue Rate) this Note shall cease to accrue interest.

     Section 4. Covenants.

     The Issuer agrees that, so long as any amount payable under this Note remains unpaid:

     Section 4.1. Information. The Issuer will deliver to the Holder, within three Business Days after any executive officer of the Issuer obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Issuer setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto.

     Section 4.2. Conduct of Business and Maintenance of Existence. The Issuer will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of its business.

     Section 5. Events of Default and Remedies.

     Section 5.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events ("EVENTS OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of three days; or

     (b) default in the payment of all or any part of the principal of any of the Notes as and when the same shall become due and payable; or

     (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes for a period of 15 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer; or

     (d) any acceleration of the maturity of any Debt of the Issuer or any of its subsidiaries having a principal amount greater than $1,000,000; or

     (e) a final and non-appealable judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any of its subsidiaries in excess of $1,000,000 in the aggregate for all such judgments or orders (treating any deductibles, self insurance or retention as not so covered), and such judgment or order shall continue unsatisfied for a period of 60 days; or

     (f) a court having jurisdiction shall enter a decree or order for relief in respect of the Issuer in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or the Issuer shall make any general assignment for the benefit of creditors; or

     (h) the consummation of the consolidation or merger of the Issuer into or with any other entity or entities which results in the exchange of outstanding shares of the Issuer for securities or other consideration issued or paid or caused to be issued or paid by any such entity or Affiliate thereof (other than (x) a merger solely for the purpose of reincorporating the Issuer in a different jurisdiction or (y) a consolidation or merger in which the Issuer is the surviving entity and in which the Issuer's Capital Stock outstanding immediately prior to such merger or consolidation are exchanged or converted into or constitute more than 50% of the Issuer's voting power after such consolidation or merger); (ii) the sale or transfer by the Issuer of all or substantially all of its assets otherwise than to one or more Subsidiaries; or (iii) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)1) of the Exchange Act), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Issuer;

     then, and in each and every such case (other than an Event of Default specified in Sections 5.1(f), 5.1(g) or 5.1(h) hereof), the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "ACCELERATION NOTICE"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in
Section 5.1(f), 5.1(g) or 5.1(h) occurs, the principal amount of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

     Section 5.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by any Holder.

     Section 5.3. Waiver of Past Defaults. The Holders of the Notes may waive, in accordance with Section 7.1, any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, the Issuer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Notes; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6. Subordination.

     Section 6.1. Notes Subordinated to Senior Debt. The Issuer covenants and agrees and each Holder, by his acceptance hereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of

Section 6 of this Note; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the payment of the principal amount of and interest on the Notes by the Issuer shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment, to the prior payment in full of Senior Debt.

     Section 6.2. No Payment on Notes in Certain Circumstances. (a) If any default in the payment of any principal of or interest on any Senior Debt when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, occurs and is continuing, no payment shall be made by the Issuer with respect to the principal of or interest on the Notes or to acquire any of the Notes for cash or property other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof.

     (b) If any event of default (other than a default in payment of the principal of or interest on any Senior Debt) occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Notes) with respect to any Senior Debt, as such event of default is defined in such Senior Debt, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative of such holder or holders gives written notice of the event of default to the Issuer (a "DEFAULT NOTICE"), then, unless and until such event of default has been cured or waived or has ceased to exist, the Issuer shall not be obligated to, and shall not, (x) make any payment of or with respect to the principal of or interest on the Notes or (y) acquire any of the Notes for cash or property or otherwise other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof. After the event of default described in such Default Notice has been cured or waived or ceases to exist, the Issuer shall, subject to Section 6.2(a), promptly pay to the Holders of the Notes all sums which the Issuer would have been obligated to pay from the date of the Default Notice but for this Section 6.2(b).

     (c) Notwithstanding the foregoing, in the event that any payment in cash shall be received by any Holder when such payment is prohibited by Section 6.2(a) or 6.2(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts then due and owing on the Senior Debt, if any.

     Section 6.3 Payment Over of Proceeds Upon Dissolution, Etc. (a) Upon any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full, or such payment duly provided for, before any payment is made on account of the principal of or interest on the Notes, or any acquisition of the Notes for cash or property is made other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions hereof, other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

     (b) Notwithstanding the foregoing, in the event that any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof, shall be received by any Holder when such payment or distribution is prohibited by Section 6.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

     (c) For purposes of Section 6 of this Note, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include (x) shares of stock of the Issuer as reorganized or readjusted, (y) any payment or distribution of securities of the Issuer or any other Issuer authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (z) securities of the Issuer or any other Issuer provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding; provided that (i) if a new Issuer results from such reorganization or readjustment, such Issuer assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. Notwithstanding anything to the contrary in this Section 6, (i) a court referred to in clause (x) above may give effect, and state that it is giving effect to the subordination of the Notes in an order or decree which authorizes the payment in full of Senior Debt in assets other than cash or cash equivalents and (ii) any assets which the holders of the Notes are permitted to receive in accordance with the provisions of this Section 6 shall not be subject to any claim by or on behalf of the holders of Senior Debt.

     6.4. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal amount of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation,
(a) no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of Section 6 of this Note, and no payment over pursuant to the provisions of Section 6 of this Note to the holders of Senior Debt by the Holders of the Notes shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or on account of the Senior Debt, and (b) no payment or distributions of cash, property or securities to or for the benefit of the Holders of the Notes pursuant to the subrogation provision of Section 6, which would otherwise have been paid to the holders of Senior Debt shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or for the account of the Holders of the Notes. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Section 6, shall have been applied, pursuant to the provisions of this Section 6, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full of such Senior Debt.

     Section 6.5. Obligations of Issuer Unconditional.  Nothing contained in
Section 6.1 or elsewhere in the Notes is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal amount of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under Section 6 of the holders of the Senior Debt in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in
Section 6 will restrict the right of the Holders of the Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 5.1 or to pursue any rights or remedies hereunder.

     Section 6.6. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in
Section 6, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to
Section 6 of this Note.

     Section 6.7. Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliances by the Issuer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the Holders of the Notes.

     Section 6.8. Section 6 Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of Section 6 will not be construed as preventing the occurrence of an Event of Default.

     Section 7.1. Modification of Notes. Any provision of this Note may be amended or, subject to Section 5, waived with the written consent of the Issuer and the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided that no such amendment or waiver shall (a) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the conversion thereof, amend or waive Section 5.1, or impair or affect the rights of any Holder to institute suit for the payment thereof or adversely affect the ranking of the Notes with respect to the outstanding Debt of the Issuer, in each such case, without the consent of each Holder of each Note so affected, (b) reduce the aforesaid percentage of Holders of the Notes, the consent of the Holders of the Notes of which is required for any such amendment or waiver, without the consent of the Holders of all Notes then outstanding, or (c) modify the terms of the Notes so as to affect adversely the rights of any holder of Senior Debt at the time outstanding to the benefits of subordination hereunder without the consent of such holder; and for such purposes the following modifications to the terms of this Note or, as applicable, the Securities Purchase Agreement, shall be deemed to adversely affect the rights of the holders of the Senior Debt: (i) shortening the maturity date of the principal amount of this Note; (ii) increasing the interest rate under this Note; (iii) increasing the principal amount of the Notes issued under the Securities Purchase Agreement; (iv) modifying the required prepayments under this Note; and (v) amending the events constituting Defaults under this Note in a manner adverse to the Company or the holders of the Senior Debt. The Issuer shall promptly notify all of the Holders of the Notes after the making of any amendment or waiver pursuant to this Section 7.1.

     Section 8.1. Conversion. (a) After the Convertible Closing (as defined in the Securities Purchase Agreement), the Principal Amount of this Note shall be convertible at any time and from time to time, in whole or in part (such amount, the "CONVERTIBLE AMOUNT") at the option of the Holder hereof and upon notice to the Issuer as set forth below, into fully paid and nonassessable Common Shares at the Conversion Rate (as defined below). The initial conversion price per Common Share will be 80% of the Daily Price per Common Share for the ten (10) consecutive trading days immediately preceding the two consecutive trading days immediately prior to the day of the Company Shareholder Meeting (as defined in the Securities Purchase Agreement) and shall be subject to adjustment as provided for herein (the "CONVERSION PRICE"). The number of Common Shares deliverable upon conversion of each $1,000 Convertible Amount of the Notes, adjusted as hereinafter provided, is referred to herein as the "CONVERSION RATE". The initial Conversion Rate shall be equal to the quotient resulting from dividing $1000 by the Conversion Price.

     (b) The Conversion Price (and the corresponding Conversion Rate) shall be subject to adjustment from time to time as follows:

     (i) In case the Issuer shall at any time after the date of the Convertible Closing (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide or split its outstanding Common Shares, (C) combine or reclassify its outstanding Common Shares into a smaller number of Common Shares,
(D) issue by reclassification of its Common Shares other securities of the Issuer (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), or (E) consolidate with, or merge with or into, any other Person, then in each such case the Conversion Rate in effect at the time of the record date for any such dividend or distribution or of the effective date of any such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the kind and aggregate number of Common Shares or other securities of the Issuer (or shares of any security into which such Common Shares have been combined, consolidated, merged, converted or reclassified pursuant to clause (C), (D), or (E) above) which, if this Note had been converted immediately prior to such time, such Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming for purposes of this subsection 8.1(b)(i) that such Holder (x) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such recapitalization, sale or transfer was made, as the case may be ("CONSTITUENT PERSON") and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each Common Share of the Issuer held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 8.1(b)(i) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

     (ii) In case the Issuer shall issue or sell any Common Shares (other than Common Shares issued (1) pursuant to the Issuer's non-qualified stock option plans for officers, directors or key employees, or pursuant to any similar Common Share related employee compensation plan of the Issuer approved by the Issuer's Board of Directors, (2) in connection with a merger or consolidation with or other acquisition of, another Person or the acquisition of the assets of another Person, other than any such transaction that constitutes a Change in Control Liquidation Event (as such term is defined in the Issuer's Amended and Restated Articles of Incorporation) or (3) upon exercise or conversion of any security the issuance of which caused an adjustment under Section 8.1(b)(iii) or
(iv) hereof) without consideration or for a consideration per share less than the Conversion Price (the "ISSUE PRICE"), the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the Issuer upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Conversion Price. In case any portion of the consideration to be received by the Issuer shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Issuer; provided that if Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any such determination, the Board of Directors of the Issuer shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. Such Holders shall be notified promptly of any consideration other than cash to be received by the Issuer and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors of the Issuer.

     (iii) In case the Issuer shall fix a record date for the issuance of rights, options or warrants to the holders of Common Shares or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Conversion Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Conversion Price shall be adjusted pursuant to paragraph
(b)(ii) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 8(b)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 8(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of Common Shares, in the latter event.

     (iv) In case the Issuer shall issue rights, options (other than options issued pursuant to a plan described in Section 8(b)(ii)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities, and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Conversion Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to Section 8(b)(ii) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 8(b)(ii) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 8(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this Section 8(b)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to Section 8(b)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

     (v) In case the Issuer shall fix a record date for the making of a dividend or distribution to holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to,
Section 8(b)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share (as defined below) on such record date, less the fair market value (determined as set forth in Section 8(b)(ii) hereof) of the portion of the cash, assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

     (vi) For the purpose of any computation under Section 8(b) hereof, on any determination date, the "CURRENT MARKET PRICE PER COMMON SHARE" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (1) if the Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (2) if the Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ National Market; or (4) if the shares of such class of Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date the Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value per share of such shares on such determination date as determined by the Board of Directors of the Issuer. If Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any determination by the Board of Directors of the Issuer of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per Common Share as determined by an independent appraiser retained by the Issuer at its expense and reasonably acceptable to such Holders. For purposes of any computation under this Section 8(b), the number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Issuer.

     (vii) All calculations under this Section 8(b) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

     (viii) In the event that, at any time as a result of the provisions of this
Section 8(b), the Holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Issuer other than Common Shares, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

     (ix) If the Issuer shall take a record of the Holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms hereof) and shall, thereafter and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of Common Shares purchasable upon conversion of the Notes by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     (c) (i) In order to exercise the conversion privilege, the Holder of the Note to be converted shall surrender the Note, with a written notice to the Issuer that such Holder elects to exercise its conversion privilege, and stating the Convertible Amount of Notes which the Holder seeks to convert. The date of receipt of the Note or Notes by the Issuer shall be the conversion date (the "CONVERSION DATE").

     (ii) As promptly as practicable (but no later than three Business Days) after the Conversion Date, the Issuer shall issue and shall deliver to such Holder, or on the Holder's written order to the Holder's permitted transferee in accordance with the terms of the Amended and Restated Investor Rights Agreement, a certificate or certificates for the whole number of Common Shares issuable upon the conversion of such Note or Notes in accordance with the provisions of this Section 8.1.

     (iii) In the case where only part of a Note is converted, the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by a Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Principal Amount of the Note so surrendered.

     (iv) The Issuer shall make a cash payment equal to all accrued and unpaid interest on the Principal Amount so surrendered for conversion (other than interest payments payable to a holder of record on a prior Interest Payment
Date) to the Conversion Date.

     (v) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes to be converted shall have been surrendered to the Issuer, and the person in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on such date and such conversion shall be into a number of Common Shares resulting from applying the Conversion Rate in effect at such time on such date. All Common Shares delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all Liens and charges and not subject to any preemptive rights. Upon the surrender of any Notes for conversion, such Notes or part thereof so converted shall no longer be deemed to be outstanding and all rights of a Holder with respect to such Notes or part thereof so converted including the rights, if any, to receive interest, notices and consent rights shall immediately terminate on the Conversion Date except the right to receive the Common Shares and other amounts payable pursuant to this Section 8.1. Any Notes or part thereof so converted shall be retired and cancelled.

     (d) (i) The Issuer covenants that it will at all times during which the Notes shall be outstanding reserve and keep available, free from preemptive rights, such number of its authorized but unissued Common Shares as shall from time to time be required for the purpose of effecting conversions of outstanding Notes.

     (ii) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon conversion of the Notes, the Issuer shall comply with all applicable federal and state laws and regulations which require action to be taken by the Issuer.

     (e) The Issuer will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares on conversion of the Notes pursuant hereto; provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the Holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

     (f) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any Holder tendering Notes for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Holders entitled to receive the Common Shares issuable upon such conversion of the Notes shall not be deemed to have converted such Notes until immediately prior to the closing of the sale of securities in such offering.

     (g) No fractional Common Shares shall be issued upon conversion of the Notes. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Daily Price for Common Shares on the trading day immediately preceding the related Conversion Date.

     (h) Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 8.1, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Notes outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Issuer shall, upon the reasonable written request of any Holder of Notes, furnish or cause to be furnished to such Holders a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate then in effect, and (iii) the number of Common Shares and the amount, if any, of other property which then would be received upon the conversion of the Notes. Despite such adjustment or readjustment, the form of each or all Notes, if the same shall reflect the initial or any subsequent Conversion Rate, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Note, which shall control.

     (i) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8.1 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Notes against impairment to the extent required hereunder. Nothing in this Section 8.1 shall affect the continued accrual of interest on the outstanding Notes in accordance with the terms of this Note.

     (j) Notwithstanding anything to the contrary contained in this Section 8.1, prior to shareholder approval of the issuance of the Convertible Notes (as defined in the Securities Purchase Agreement) as contemplated under Section 5.06 of the Securities Purchase Agreement and as required under applicable NASDAQ rules, this Note shall not be convertible and no adjustment shall be made to the Conversion Price which would increase the number of Common Shares issuable upon conversion of this Note to the extent that such issuance would cause the Company to violate its obligation to obtain such prior shareholder approval.

     Section 9. Miscellaneous

     Section 9.1. Transfer Restrictions. This Note is transferable and assignable to one or more purchasers, provided that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws and in compliance with Article 2 of the Amended and Restated Investor Rights Agreement. The Issuer agrees to issue from time to time a replacement Note or Notes in the form hereof and in such denominations as the Holder may request to facilitate such transfers and assignments upon surrender of the Note or Notes being transferred. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Issuer, the Issuer also agrees to issue a replacement Note if this Note has been lost, stolen, mutilated or destroyed.

     Section 9.2. Registration. The Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all transfers of this Note. References to the "HOLDERS" shall mean the Persons listed in the Register as the payees of the Notes unless any payee shall have presented a Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of this Note shall be proven by the Register. For the purpose of paying interest and principal on this Note, the Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 5.1(a) or (b) if payment of interest and principal is made in accordance with the name and address and particulars contained in the Register.

     Section 9.3. Governing Law. This Note shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

     Section 9.4. Waiver of Presentment, Acceptance. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein. The Holder of this Note by acceptance hereof agrees to be bound by the provisions of the Notes which are expressly binding on the Holder.

     Section 9.5. Section Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  [       ], 2002

                                          FRONTSTEP, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT D

                                FRONTSTEP, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                        COMMON STOCK OF FRONTSTEP, INC.

NO. [          ]                                             WARRANT TO PURCHASE
                                                             [          ] SHARES

     THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH. THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY.

     FOR VALUE RECEIVED, FRONTSTEP, INC., an Ohio corporation (the "COMPANY"), hereby certifies that [NAME], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant (the "WARRANT"), to purchase from the Company, at the times specified herein, up to an aggregate of
[          ] fully paid and non-assessable Common Shares (as hereinafter defined), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share are subject to adjustment from time to time as hereinafter set forth. This Warrant and the Warrant Shares (as hereinafter defined) may be assigned, transferred, sold, offered for sale or exercised by the Holder only upon compliance with the terms and conditions hereof.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT" means the Amended and Restated Investor Rights Agreement dated March 7, 2002 among the Company and the investors listed on the signature pages thereto, as may be amended from time to time.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "COMMON SHARES" means the common shares, no par value, of the Company.

     "CURRENT MARKET PRICE PER COMMON SHARE" means, on any determination date, the average (weighted by daily trading volume) of the Daily Prices per share of the applicable class of Common Shares for the 20 consecutive trading days immediately prior to such date. If on any determination date such Common Shares are not quoted by the NYSE or NASDAQ, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors of the Company. If the Holders of 75% of the outstanding Warrants shall object to any determination by the Board of Directors of the Company of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the Common Shares as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to such Holders.

     "DAILY PRICE" means, on any determination date, (A) if such Common Shares then are listed and traded on the NYSE, the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (B) if the shares of such class of Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (C) if such Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ; or (D) if such Common Shares then are not traded on the NASDAQ, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ.

     "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "EXERCISE PRICE" means $0.01 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

     "EXPIRATION DATE" means 5:00 p.m. New York City time on the tenth anniversary of the date hereof.

     "HOLDERS" means the original Holders of the Warrants issued pursuant to the Securities Purchase Agreement, or if any such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company. Any successor Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Holder in the manner described above.

     "NASDAQ" means The NASDAQ Stock Market, Inc.

     "NYSE" means New York Stock Exchange, Inc.

     "PERSON" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of March 7, 2002 among the Company and the Investors listed on the signature pages thereto, providing for the purchase and issuance of the 10% subordinated notes due 2004, the Warrants, and the 10% subordinated convertible notes due 2004.

     "WARRANT SHARES" means the Common Shares deliverable upon exercise of this Warrant, as adjusted from time to time.

          (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Investor Rights Agreement.

     2. Exercise of Warrant.

          (a) Any sale, transfer, assignment or hypothecation of this Warrant, whether in whole or in part, must be in compliance with Paragraph 12 of this Warrant. Subject to the other terms and conditions of this Warrant, the Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day; provided, however, if the Holder of this Warrant is either Lawrence J. Fox or James A. Rutherford, such Holder may not exercise this Warrant, in whole or in part, until shareholders of the Company holding a majority of the total votes cast on the proposal to approve the issuance of the Warrants to Lawrence J. Fox and James A. Rutherford, represented in person or by proxy, have approved such issuance as contemplated under
     Section 5.06 of the Securities Purchase Agreement. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

          (b) The Exercise Price may be paid by wire transfer or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

          (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          (d) Upon exercise or partial exercise and surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the Common Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

          (e) In lieu of exercising the Warrant pursuant to paragraph 2(a), the Holder may elect in accordance with the procedures set forth in this paragraph 2 to exchange this Warrant for shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

                        (A - B) X C
                   X =  -----------  where:
                             A

                        X    =    the number of shares of Common Stock issuable upon exchange pursuant to this paragraph 2(e).
                        A    =    the Daily Price on the day immediately preceding the date on which the Holder delivers written notice to the Company
                                  pursuant to paragraph 2(a).
                        B    =    the Exercise Price.
                        C    =    the number of shares of Common Stock as to which this
                                  Warrant being exchanged would otherwise be exercisable for pursuant to paragraph 2(a).

     If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued pursuant to this paragraph 2(e).

     3. Restrictive Legend. Certificates representing Common Shares issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to the Amended and Restated Investor Rights Agreement or applicable law.

     4. Reservation of Shares. The Company hereby agrees that at all times prior to the expiration hereof there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant such number of its authorized but unissued Common Shares or other securities of the Company from time to time issuable upon the full exercise of the then unexercised portion of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise or exchange, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Amended and Restated Investor Rights Agreement and as may be required under applicable law.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or exchange of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share at the date of such exercise or exchange.

     6. Transfer or Assignment of Warrant.

          (a) This Warrant and all rights hereunder are not transferable by the registered Holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Warrant and the Amended and Restated Investor Rights Agreement in accordance with the provisions hereof and thereof. Each Holder of this Warrant by taking or holding the same, consents and agrees that the registered Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) Subject to compliance with the terms of this Warrant and the Amended and Restated Investor Rights Agreement, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant for the Common Shares assigned in the Warrant Form Assignment in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, a new Warrant for the balance of the Common Shares for which this Warrant is then exercisable which are not so assigned in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like tenor and date.

     8. Anti-dilution Provisions.

          (a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, (iii) combine or reclassify the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that the exercise of this Warrant after such time shall entitle the Holder to receive the aggregate number of Common Shares or other securities of the Company (or shares of any security into which such Common Shares have been reclassified pursuant to clause 8(a)(iii) or 8(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) All calculations under this paragraph 8 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (c) In the event that, at any time as a result of the provisions of this paragraph 8, the holder of this Warrant upon subsequent exercise or exchange shall become entitled to receive any shares of capital stock of the Company other than Common Shares, the number of such other shares so receivable upon exercise or exchange of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (d) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 8(a) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (e) If the Company shall fix a record date relating to any event specified in paragraph 8(a) (which results in an adjustment to the Exercise Price under the terms of this Warrant) and shall thereafter, and before such dividend or distribution is paid or delivered or before such issuance, legally abandon its plan to pay or deliver such dividend or distribution or to make such issuance, then any adjustment made to the Exercise Price and number of Common Shares purchasable upon exercise of this Warrant by reason of the fixing of such record date shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

          (f) Notwithstanding anything to the contrary contained in this paragraph 8, prior to shareholder approval as required under applicable NASDAQ rules, no adjustment shall be made to the Exercise Price which would increase the number of Common Shares issuable upon exercise of such Warrant to the extent that such issuance would cause the Company to violate its obligation to obtain such prior shareholder approval.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise or exchange this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares for which this Warrant may have been exercised or exchanged immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Shares is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a Constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Shares failed to exercise such rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger or sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise or exchange, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales or transfers. For purposes of this paragraph 9, "Person" shall not include any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

     10. Notices. Any notice, request, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery in accordance herewith:

     If to the Company:
                  Frontstep, Inc.
                  2800 Corporate Exchange Drive
                  Columbus, Ohio 43231
                  Telecopy: (614) 895-2972
                  Attention: Corporate Counsel

     If to the Holder:

                                  [          ]

Each such notice, request, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise or exchange of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. Transferee Representations. Prior to effecting any transfer of this Warrant or any part hereof, each prospective transferee shall represent in writing to the Company that:

          (a) Such transferee is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended and such transferee was not organized for the specific purpose of acquiring this Warrant or the Common Shares issuable upon exercise of this Warrant;

          (b) such transferee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of such transferee's investment in the Company and is able financially to bear the risks thereof;

          (c) such transferee has had an opportunity to obtain whatever information concerning the Company and the Common Shares as has been requested from the Company by such transferee in order to make such transferee's investment decision with respect to this Warrant and the Warrant Shares;

          (d) this Warrant and the Warrant Shares are being acquired by such transferee for such transferee's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

          (e) such transferee understands that (i) this Warrant and the Warrant Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, in reliance upon an exemption from the registration requirements of such act pursuant to Section 4(2) thereof and Rule 506 promulgated under such act and under applicable state securities laws, (ii) this Warrant and the Warrant Shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under such act and under applicable state securities laws or is exempt from such registration, (iii) this Warrant and the Warrant Shares issuable upon exercise of this Warrant will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

     13. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     14. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to
be signed by its duly authorized officer and to be dated as of                ,
2002.

                                          FRONTSTEP, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

Acknowledged and Agreed:

     [          ]

By:
----------------------------------------------------
    Name:
    Title:

                            WARRANT EXERCISE NOTICE

               (To be delivered prior to exercise of the Warrant
            by execution of the Warrant Exercise Subscription Form)

To: Frontstep, Inc.

     [ ] [The undersigned hereby notifies you of its intention to exercise the warrant to purchase common shares, no par value, of Frontstep, Inc. held by the undersigned (the "WARRANT"). The undersigned intends to exercise the Warrant to
purchase      common shares (the "SHARES") at $0.01 per Share. The undersigned intends to pay the aggregate Exercise Price for the Shares, by wire transfer, or certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.]

     [The undersigned hereby notifies you of its intention to exchange the Warrant on a cashless basis pursuant to Section 2(e) of the Warrant to purchase Common Shares, no par value, of Frontstep, Inc. Based on an exercise price of
$0.01 per Share and a Daily Price of $   , the undersigned intends to exchange
the Warrant for      Common Shares.]

Date:
--------------------------------------------

                                            ------------------------------------
                                            (Signature of Holder)
                                            This signature must conform in all
                                            respects to the name of the Holder
                                            as specified on the Warrant

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)         (State)    (Zip Code)

Payment: $
------------------ wire transfer
         $
        -------------------------- check

                       WARRANT EXERCISE SUBSCRIPTION FORM

               (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

To: [Issuer]

     The undersigned irrevocably exercises this Warrant for the purchase of common shares, no par value (the "SHARES"), of Frontstep, Inc. (the
"COMPANY") at $0.01 per Share and herewith makes payment of $     (such payment
being made by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such wire transfer or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:
--------------------------------------------

                                            ------------------------------------
                                            (Signature of Holder)
                                            This signature must conform in all
                                            respects to the name of the Holder
                                            as specified on the Warrant

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)         (State)    (Zip Code)

Securities and/or check to be issued to:
---------------------------------------------------------------------

Please insert social security or identifying number:
------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Street Address:
--------------------------------------------------------------------------------

City, State and Zip Code:
--------------------------------------------------------------------------------

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:
------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Street Address:
--------------------------------------------------------------------------------

City, State and Zip Code:
--------------------------------------------------------------------------------

                            WARRANT ASSIGNMENT FORM

                                                                 Dated     , 200

     FOR VALUE RECEIVED,
                        ---------------- hereby

     irrevocably sells, assigns and transfers

     unto
         ----------------------------------------------(the "ASSIGNEE"),

                    (please type or print in block letters)

--------------------------------------------------------------------------------
                                (insert address)

its right to purchase up to        common shares, without par value, of
Frontstep, Inc. (the "COMPANY") represented by this Warrant and does hereby
irrevocably constitute and appoint        Attorney, to transfer the same on the
books of the Company, with full power of substitution in the premises.

                                        Signature:
                                        ----------------------------------------
                                                   (Signature of Holder)
                                                   This signature must conform
                                                   in all respects to the name
                                                   of the Holder as specified on
                                                   the Warrant

                                   APPENDIX B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED AS OF MARCH 7, 2002, A COPY OF WHICH MAY BE OBTAINED FROM FRONTSTEP, INC.

No. [   ]
$[       ]

                                FRONTSTEP, INC.

                    10.0% Subordinated Note due May 10, 2004

     Frontstep, Inc., an Ohio corporation (together with its successors and assigns, the "ISSUER"), for value received hereby promises to pay to
[          ] (together with its successors, transferees and assigns, the
"HOLDER") the principal sum of [          ] (the "PRINCIPAL AMOUNT") by wire
transfer of immediately available funds to the Holder's account (the "BANK ACCOUNT") at a bank in the United States specified by the Holder from time to time, in lawful money of the United States together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

     This Note was issued pursuant to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of March 7, 2002 among the Issuer, and certain other parties listed on the signature pages thereto. Unless the context otherwise requires, as used herein, "NOTE" means any of the 10.0% Subordinated Notes issued pursuant to the Securities Purchase Agreement and any other similar Subordinated Notes issued by the Issuer in exchange for, or to effect a transfer of, any Note and "NOTES" means all such Notes in the aggregate.

     This Note shall bear interest, commencing March 7, 2002, at a rate per annum (the "INTEREST RATE") equal to 10.0%. Further, the Issuer shall pay interest on any overdue Principal Amount at a rate per annum equal to 14.0% (the "OVERDUE RATE"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

     Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

     Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1.1 include the plural as well as the singular.

     "ACCELERATION NOTICE" shall have the meaning set forth in Section 5.1.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including without limitation, with respect to the Issuer, the Common Shares and the Preferred Shares.

     "COMMON SHARES" means any and all shares of common stock, without par value, of the Issuer.

     "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of Trade Payables, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vii) all Debt of others Guaranteed by such Person.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DEFAULT NOTICE" shall have the meaning set forth in Section 6.2.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

     "HOLDERS" shall have the meaning set forth in Section 9.2.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

     "NASD" means the National Association of Securities Dealers, Inc., and its successors.

     "NOTICE OF DEFAULT" shall have the meaning set forth in Section 5.1(c).

     "PERSON" means any individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED SHARES" means any and all shares of preferred stock, without par value, of the Issuer.

     "SENIOR DEBT" means the Debt of the Issuer to Foothill Capital Corporation outstanding at any time.

     "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

     Section 2. Payment of Principal and Interest.

     Section 2.1. Scheduled Payment of Principal. The Issuer shall pay the Principal Amount, together with all accrued and unpaid interest thereon, if any, in cash to the Holder of this Note on May 10, 2004.

     Section 2.2. Payment of Interest. The Issuer shall pay interest on this Note quarterly in arrears, on March 31, June 30, September 30, and December 31 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "INTEREST PAYMENT DATE") of each year in which this Note remains outstanding, commencing with March 31, 2002, on the unpaid Principal Amount outstanding in lawful money of the United States at the Interest Rate, or Overdue Rate, as the case may be, as set forth above, by wire transfer of immediately available funds, to the Bank Account, from the most recent Interest Payment Date to which interest has been paid in full on this Note, or if no interest has been paid on this Note, from the date hereof, until payment in full of the Principal Amount has been made.

     Section 2.3. Prepayment. With the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Issuer may prepay the Notes in whole or in part without penalty or fee; provided, however, that such consent may not be unreasonably withheld.

     Section 2.4. Payment Obligations Absolute and Unconditional. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the Principal Amount of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

     Section 2.5. Pro Rata Payment. The Issuer agrees that any payments to the Holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among all such Holders based upon the aggregate unpaid Principal Amount of the Notes held by each such Holder. If any Holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on such Note in excess of such Holder's pro rata share of payments obtained by all Holders of the Notes, such Holder shall make such payments to the other Holders of the Notes as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this Section.

     Section 3.1 Holder Put Right. (a) If the Convertible Closing (as defined in the Securities Purchase Agreement) has not occurred, and is not reasonably expected to occur, on or before August 31, 2002, then at the election of a majority in aggregate principal amount of the Notes then outstanding, all of the Notes shall be redeemed in whole, but not in part, by the Issuer on August 31, 2002 (the "REDEMPTION DATE"), upon not less than 5 days' prior written notice to the Issuer, at a redemption price equal to 100% of the Principal Amount (the "REDEMPTION PRICE"), plus any accrued and unpaid interest through but not including the Redemption Date.

     (b) With respect to any redemption of this Note pursuant to this Section 3.1, at least 5 days before the Redemption Date, the Holders of a majority in aggregate principal amount of the Notes then outstanding shall deliver a notice requesting redemption to the Issuer. The notice shall state:

          (i) the names and addresses of the Holders along with wire transfer instructions setting forth the Bank Account for each Holder into which payment is to be made;

          (ii) that the Holder of a Note will surrender such Note to the Issuer as promptly as practicable after the Redemption Price plus any accrued and unpaid interest through but not including the Redemption Date on such Note has been deposited in the Bank Account of such Holder; and

          (iii) that, unless the Issuer defaults in making the redemption payment, interest on the Notes shall cease to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price plus accrued interest through but not including the Redemption Date.

     (c) Once the notice requesting redemption has been sent, this Note becomes due and payable on the Redemption Date and at the Redemption Price and the Holder of this Note shall be deemed to have requested prepayment of this Note without penalty or fee.

     (d) At or prior to 12:00 noon on the Redemption Date, the Issuer shall deposit in the Bank Account of the Holder of this Note the Redemption Price of this Note plus accrued interest through but not including the Redemption Date.

     (e) If notice requesting redemption has been given in the manner provided above, this Note shall become due and payable on the Redemption Date at the Redemption Price stated therein, together with accrued interest to such Redemption Date, and on and after such date (unless the Issuer shall default in the payment of this Note at the Redemption Price and accrued interest to the Redemption Date, in which case the principal, until paid, shall bear interest from the Redemption Date at the Overdue Rate) this Note shall cease to accrue interest.

     Section 4. Covenants.

     The Issuer agrees that, so long as any amount payable under this Note remains unpaid:

     Section 4.1. Information. The Issuer will deliver to the Holder, within three Business Days after any executive officer of the Issuer obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Issuer setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto.

     Section 4.2. Conduct of Business and Maintenance of Existence. The Issuer will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of its business.

     Section 5. Events of Default and Remedies.

     Section 5.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events ("EVENTS OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of three days; or

     (b) default in the payment of all or any part of the principal of any of the Notes as and when the same shall become due and payable; or

     (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes for a period of 15 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer; or

     (d) any acceleration of the maturity of any Debt of the Issuer or any of its subsidiaries having a principal amount greater than $1,000,000; or

     (e) a final and non-appealable judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any of its subsidiaries in excess of $1,000,000 in the aggregate for all such judgments or orders (treating any deductibles, self insurance or retention as not so covered), and such judgment or order shall continue unsatisfied for a period of 60 days; or

     (f) a court having jurisdiction shall enter a decree or order for relief in respect of the Issuer in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or the Issuer shall make any general assignment for the benefit of creditors; or

     (h) the consummation of the consolidation or merger of the Issuer into or with any other entity or entities which results in the exchange of outstanding shares of the Issuer for securities or other consideration issued or paid or caused to be issued or paid by any such entity or Affiliate thereof (other than (x) a merger solely for the purpose of reincorporating the Issuer in a different jurisdiction or (y) a consolidation or merger in which the Issuer is the surviving entity and in which the Issuer's Capital Stock outstanding immediately prior to such merger or consolidation are exchanged or converted into or constitute more than 50% of the Issuer's voting power after such consolidation or merger); (ii) the sale or transfer by the Issuer of all or substantially all of its assets otherwise than to one or more Subsidiaries; or (iii) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)1) of the Exchange Act), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Issuer;

     then, and in each and every such case (other than an Event of Default specified in Sections 5.1(f), 5.1(g) or 5.1(h) hereof), the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "ACCELERATION NOTICE"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in
Section 5.1(f), 5.1(g) or 5.1(h) occurs, the principal amount of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

     Section 5.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by any Holder.

     Section 5.3. Waiver of Past Defaults. The Holders of the Notes may waive, in accordance with Section 7.1, any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, the Issuer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Notes; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6. Subordination.

     Section 6.1. Notes Subordinated to Senior Debt. The Issuer covenants and agrees and each Holder, by his acceptance hereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of

Section 6 of this Note; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the payment of the principal amount of and interest on the Notes by the Issuer shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment, to the prior payment in full of Senior Debt.

     Section 6.2. No Payment on Notes in Certain Circumstances. (a) If any default in the payment of any principal of or interest on any Senior Debt when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, occurs and is continuing, no payment shall be made by the Issuer with respect to the principal of or interest on the Notes or to acquire any of the Notes for cash or property other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof.

     (b) If any event of default (other than a default in payment of the principal of or interest on any Senior Debt) occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Notes) with respect to any Senior Debt, as such event of default is defined in such Senior Debt, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative of such holder or holders gives written notice of the event of default to the Issuer (a "DEFAULT NOTICE"), then, unless and until such event of default has been cured or waived or has ceased to exist, the Issuer shall not be obligated to, and shall not, (x) make any payment of or with respect to the principal of or interest on the Notes or (y) acquire any of the Notes for cash or property or otherwise other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof. After the event of default described in such Default Notice has been cured or waived or ceases to exist, the Issuer shall, subject to Section 6.2(a), promptly pay to the Holders of the Notes all sums which the Issuer would have been obligated to pay from the date of the Default Notice but for this Section 6.2(b).

     (c) Notwithstanding the foregoing, in the event that any payment in cash shall be received by any Holder when such payment is prohibited by Section 6.2(a) or 6.2(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts then due and owing on the Senior Debt, if any.

     Section 6.3 Payment Over of Proceeds Upon Dissolution, Etc. (a) Upon any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full, or such payment duly provided for, before any payment is made on account of the principal of or interest on the Notes, or any acquisition of the Notes for cash or property is made other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions hereof, other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

     (b) Notwithstanding the foregoing, in the event that any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, other than conversion of the Notes into Common Shares in accordance with Section 8.1 hereof, shall be received by any Holder when such payment or distribution is prohibited by Section 6.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

     (c) For purposes of Section 6 of this Note, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include (x) shares of stock of the Issuer as reorganized or readjusted, (y) any payment or distribution of securities of the Issuer or any other Issuer authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (z) securities of the Issuer or any other Issuer provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding; provided that (i) if a new Issuer results from such reorganization or readjustment, such Issuer assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. Notwithstanding anything to the contrary in this Section 6, (i) a court referred to in clause (x) above may give effect, and state that it is giving effect to the subordination of the Notes in an order or decree which authorizes the payment in full of Senior Debt in assets other than cash or cash equivalents and (ii) any assets which the holders of the Notes are permitted to receive in accordance with the provisions of this Section 6 shall not be subject to any claim by or on behalf of the holders of Senior Debt.

     6.4. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal amount of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation,
(a) no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of Section 6 of this Note, and no payment over pursuant to the provisions of Section 6 of this Note to the holders of Senior Debt by the Holders of the Notes shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or on account of the Senior Debt, and (b) no payment or distributions of cash, property or securities to or for the benefit of the Holders of the Notes pursuant to the subrogation provision of Section 6, which would otherwise have been paid to the holders of Senior Debt shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or for the account of the Holders of the Notes. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Section 6, shall have been applied, pursuant to the provisions of this Section 6, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full of such Senior Debt.

     Section 6.5. Obligations of Issuer Unconditional.  Nothing contained in
Section 6.1 or elsewhere in the Notes is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal amount of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under Section 6 of the holders of the Senior Debt in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in
Section 6 will restrict the right of the Holders of the Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 5.1 or to pursue any rights or remedies hereunder.

     Section 6.6. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in
Section 6, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to
Section 6 of this Note.

     Section 6.7. Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliances by the Issuer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the Holders of the Notes.

     Section 6.8. Section 6 Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of Section 6 will not be construed as preventing the occurrence of an Event of Default.

     Section 7.1. Modification of Notes. Any provision of this Note may be amended or, subject to Section 5, waived with the written consent of the Issuer and the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided that no such amendment or waiver shall (a) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the conversion thereof, amend or waive Section 5.1, or impair or affect the rights of any Holder to institute suit for the payment thereof or adversely affect the ranking of the Notes with respect to the outstanding Debt of the Issuer, in each such case, without the consent of each Holder of each Note so affected, (b) reduce the aforesaid percentage of Holders of the Notes, the consent of the Holders of the Notes of which is required for any such amendment or waiver, without the consent of the Holders of all Notes then outstanding, or (c) modify the terms of the Notes so as to affect adversely the rights of any holder of Senior Debt at the time outstanding to the benefits of subordination hereunder without the consent of such holder; and for such purposes the following modifications to the terms of this Note or, as applicable, the Securities Purchase Agreement, shall be deemed to adversely affect the rights of the holders of the Senior Debt: (i) shortening the maturity date of the principal amount of this Note; (ii) increasing the interest rate under this Note; (iii) increasing the principal amount of the Notes issued under the Securities Purchase Agreement; (iv) modifying the required prepayments under this Note; and (v) amending the events constituting Defaults under this Note in a manner adverse to the Company or the holders of the Senior Debt. The Issuer shall promptly notify all of the Holders of the Notes after the making of any amendment or waiver pursuant to this Section 7.1.

     Section 8.1. Conversion. (a) After the Convertible Closing (as defined in the Securities Purchase Agreement), the Principal Amount of this Note shall be convertible at any time and from time to time, in whole or in part (such amount, the "CONVERTIBLE AMOUNT") at the option of the Holder hereof and upon notice to the Issuer as set forth below, into fully paid and nonassessable Common Shares at the Conversion Rate (as defined below). The initial conversion price per Common Share will be 80% of the Daily Price per Common Share for the ten (10) consecutive trading days immediately preceding the two consecutive trading days immediately prior to the day of the Company Shareholder Meeting (as defined in the Securities Purchase Agreement) and shall be subject to adjustment as provided for herein (the "CONVERSION PRICE"). The number of Common Shares deliverable upon conversion of each $1,000 Convertible Amount of the Notes, adjusted as hereinafter provided, is referred to herein as the "CONVERSION RATE". The initial Conversion Rate shall be equal to the quotient resulting from dividing $1000 by the Conversion Price.

     (b) The Conversion Price (and the corresponding Conversion Rate) shall be subject to adjustment from time to time as follows:

          (i) In case the Issuer shall at any time after the date of the Convertible Closing (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide or split its outstanding Common Shares, (C) combine or reclassify its outstanding Common Shares into a smaller number of Common Shares, (D) issue by reclassification of its Common Shares other securities of the Issuer (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), or (E) consolidate with, or merge with or into, any other Person, then in each such case the Conversion Rate in effect at the time of the record date for any such dividend or distribution or of the effective date of any such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the kind and aggregate number of Common Shares or other securities of the Issuer (or shares of any security into which such Common Shares have been combined, consolidated, merged, converted or reclassified pursuant to clause (C), (D), or (E) above) which, if this Note had been converted immediately prior to such time, such Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming for purposes of this subsection 8.1(b)(i) that such Holder (x) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such recapitalization, sale or transfer was made, as the case may be ("CONSTITUENT PERSON") and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each Common Share of the Issuer held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 8.1(b)(i) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) In case the Issuer shall issue or sell any Common Shares (other than Common Shares issued (1) pursuant to the Issuer's non-qualified stock option plans for officers, directors or key employees, or pursuant to any similar Common Share related employee compensation plan of the Issuer approved by the Issuer's Board of Directors, (2) in connection with a merger or consolidation with or other acquisition of, another Person or the acquisition of the assets of another Person, other than any such transaction that constitutes a Change in Control Liquidation Event (as such term is defined in the Issuer's Amended and Restated Articles of Incorporation) or (3) upon exercise or conversion of any security the issuance of which caused an adjustment under Section 8.1(b)(iii) or (iv) hereof) without consideration or for a consideration per share less than the Conversion Price (the "ISSUE PRICE"), the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the Issuer upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Conversion Price. In case any portion of the consideration to be received by the Issuer shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Issuer; provided that if Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any such determination, the Board of Directors of the Issuer shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. Such Holders shall be notified promptly of any consideration other than cash to be received by the Issuer and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors of the Issuer.

          (iii) In case the Issuer shall fix a record date for the issuance of rights, options or warrants to the holders of Common Shares or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Conversion Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Conversion Price shall be adjusted pursuant to paragraph (b)(ii) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 8(b)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 8(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of Common Shares, in the latter event.

          (iv) In case the Issuer shall issue rights, options (other than options issued pursuant to a plan described in Section 8(b)(ii)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities, and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Conversion Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to Section 8(b)(ii) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 8(b)(ii) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 8(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this Section 8(b)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to Section 8(b)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (v) In case the Issuer shall fix a record date for the making of a dividend or distribution to holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, Section 8(b)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share (as defined below) on such record date, less the fair market value (determined as set forth in Section 8(b)(ii) hereof) of the portion of the cash, assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (vi) For the purpose of any computation under Section 8(b) hereof, on any determination date, the "CURRENT MARKET PRICE PER COMMON SHARE" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (1) if the Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (2) if the Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ National Market; or (4) if the shares of such class of Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date the Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value per share of such shares on such determination date as determined by the Board of Directors of the Issuer. If Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any determination by the Board of Directors of the Issuer of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per Common Share as determined by an independent appraiser retained by the Issuer at its expense and reasonably acceptable to such Holders. For purposes of any computation under this Section 8(b), the number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Issuer.

          (vii) All calculations under this Section 8(b) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (viii) In the event that, at any time as a result of the provisions of this Section 8(b), the Holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Issuer other than Common Shares, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (ix) If the Issuer shall take a record of the Holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms hereof) and shall, thereafter and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of Common Shares purchasable upon conversion of the Notes by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     (c) (i) In order to exercise the conversion privilege, the Holder of the Note to be converted shall surrender the Note, with a written notice to the Issuer that such Holder elects to exercise its conversion privilege, and stating the Convertible Amount of Notes which the Holder seeks to convert. The date of receipt of the Note or Notes by the Issuer shall be the conversion date (the "CONVERSION DATE").

          (ii) As promptly as practicable (but no later than three Business
     Days) after the Conversion Date, the Issuer shall issue and shall deliver to such Holder, or on the Holder's written order to the Holder's permitted transferee in accordance with the terms of the Amended and Restated Investor Rights Agreement, a certificate or certificates for the whole number of Common Shares issuable upon the conversion of such Note or Notes in accordance with the provisions of this Section 8.1.

          (iii) In the case where only part of a Note is converted, the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by a Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Principal Amount of the Note so surrendered.

          (iv) The Issuer shall make a cash payment equal to all accrued and unpaid interest on the Principal Amount so surrendered for conversion (other than interest payments payable to a holder of record on a prior Interest Payment Date) to the Conversion Date.

          (v) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes to be converted shall have been surrendered to the Issuer, and the person in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on such date and such conversion shall be into a number of Common Shares resulting from applying the Conversion Rate in effect at such time on such date. All Common Shares delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all Liens and charges and not subject to any preemptive rights. Upon the surrender of any Notes for conversion, such Notes or part thereof so converted shall no longer be deemed to be outstanding and all rights of a Holder with respect to such Notes or part thereof so converted including the rights, if any, to receive interest, notices and consent rights shall immediately terminate on the Conversion Date except the right to receive the Common Shares and other amounts payable pursuant to this Section 8.1. Any Notes or part thereof so converted shall be retired and cancelled.

     (d) (i) The Issuer covenants that it will at all times during which the Notes shall be outstanding reserve and keep available, free from preemptive rights, such number of its authorized but unissued Common Shares as shall from time to time be required for the purpose of effecting conversions of outstanding Notes.

          (ii) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon conversion of the Notes, the Issuer shall comply with all applicable federal and state laws and regulations which require action to be taken by the Issuer.

     (e) The Issuer will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares on conversion of the Notes pursuant hereto; provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the Holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

     (f) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any Holder tendering Notes for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Holders entitled to receive the Common Shares issuable upon such conversion of the Notes shall not be deemed to have converted such Notes until immediately prior to the closing of the sale of securities in such offering.

     (g) No fractional Common Shares shall be issued upon conversion of the Notes. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Daily Price for Common Shares on the trading day immediately preceding the related Conversion Date.

     (h) Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 8.1, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Notes outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Issuer shall, upon the reasonable written request of any Holder of Notes, furnish or cause to be furnished to such Holders a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate then in effect, and (iii) the number of Common Shares and the amount, if any, of other property which then would be received upon the conversion of the Notes. Despite such adjustment or readjustment, the form of each or all Notes, if the same shall reflect the initial or any subsequent Conversion Rate, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Note, which shall control.

     (i) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8.1 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Notes against impairment to the extent required hereunder. Nothing in this Section 8.1 shall affect the continued accrual of interest on the outstanding Notes in accordance with the terms of this Note.

     (j) Notwithstanding anything to the contrary contained in this Section 8.1, prior to shareholder approval of the issuance of the Convertible Notes (as defined in the Securities Purchase Agreement) as contemplated under Section 5.06 of the Securities Purchase Agreement and as required under applicable NASDAQ rules, this Note shall not be convertible and no adjustment shall be made to the Conversion Price which would increase the number of Common Shares issuable upon conversion of this Note to the extent that such issuance would cause the Company to violate its obligation to obtain such prior shareholder approval.

     Section 9. Miscellaneous

     Section 9.1. Transfer Restrictions. This Note is transferable and assignable to one or more purchasers, provided that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws and in compliance with Article 2 of the Amended and Restated Investor Rights Agreement. The Issuer agrees to issue from time to time a replacement Note or Notes in the form hereof and in such denominations as the Holder may request to facilitate such transfers and assignments upon surrender of the Note or Notes being transferred. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Issuer, the Issuer also agrees to issue a replacement Note if this Note has been lost, stolen, mutilated or destroyed.

     Section 9.2 Registration. The Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all transfers of this Note. References to the "HOLDERS" shall mean the Persons listed in the Register as the payees of the Notes unless any payee shall have presented a Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of this Note shall be proven by the Register. For the purpose of paying interest and principal on this Note, the Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 5.1(a) or (b) if payment of interest and principal is made in accordance with the name and address and particulars contained in the Register.

     Section 9.3. Governing Law. This Note shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

     Section 9.4. Waiver of Presentment, Acceptance. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein. The Holder of this Note by acceptance hereof agrees to be bound by the provisions of the Notes which are expressly binding on the Holder.

     Section 9.5. Section Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated: [          ], 2002

                                          FRONTSTEP, INC.

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                   APPENDIX C

                           [FORM OF CONVERTIBLE NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED AS OF MARCH 6, 2002, A COPY OF WHICH MAY BE OBTAINED FROM FRONTSTEP, INC.

No. [       ]
$[       ]

                                FRONTSTEP, INC.

                    10.0% Subordinated Note due May 10, 2004

     Frontstep, Inc., an Ohio corporation (together with its successors and
assigns, the "ISSUER"), for value received hereby promises to pay to [       ]
(together with its successors, transferees and assigns, the "HOLDER") the
principal sum of [       ] (the "PRINCIPAL AMOUNT") by wire transfer of
immediately available funds to the Holder's account (the "BANK ACCOUNT") at a bank in the United States specified by the Holder from time to time, in lawful money of the United States together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

     This Note was issued pursuant to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of March 6, 2002 among the Issuer, and certain other parties listed on the signature pages thereto. Unless the context otherwise requires, as used herein, "NOTE" means any of the 10.0% Subordinated Notes issued pursuant to the Securities Purchase Agreement and any other similar Subordinated Notes issued by the Issuer in exchange for, or to effect a transfer of, any Note and "NOTES" means all such Notes in the aggregate.

     This Note shall bear interest, commencing [       ], at a rate per annum
(the "INTEREST RATE") equal to 10.0%. Further, the Issuer shall pay interest on any overdue Principal Amount at a rate per annum equal to 14.0% (the "OVERDUE RATE"), and interest on overdue installments of interest, to the extent lawful, at the Overdue Rate. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

     Notwithstanding anything herein to the contrary, the interest or any amount deemed to be interest payable by the Issuer with respect to this Note shall not exceed the maximum amount permitted by applicable law and, to the extent that any payments in excess of such permitted amount are received by the Holder, such excess shall be considered payments in respect of the principal amount of this Note. All sums paid or agreed to be paid to the Holder for the use, forbearance or retention of the indebtedness of the Issuer to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law.

     Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Note shall have the respective meanings specified below. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with U.S. generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted as of the date hereof. The terms defined in this Section 1.1 include the plural as well as the singular.

     "ACCELERATION NOTICE" shall have the meaning set forth in Section 4.1.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Note, including without limitation, with respect to the Issuer, the Common Shares and the Preferred Shares.

     "COMMON SHARES" means any and all shares of common stock, without par value, of the Issuer.

     "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments,
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of Trade Payables, (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under capital leases, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vii) all Debt of others Guaranteed by such Person.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DEFAULT NOTICE" shall have the meaning set forth in Section 5.2.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation for the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

     "HOLDERS" shall have the meaning set forth in Section 8.2.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Note, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

     "NASD" means the National Association of Securities Dealers, Inc., and its successors.

     "NOTICE OF DEFAULT" shall have the meaning set forth in Section 4.1(c).

     "PERSON" means any individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization including a government or political subdivision or an agency or instrumentality thereof.

     "PREFERRED SHARES" means any and all shares of preferred stock, without par value, of the Issuer.

     "SENIOR DEBT" means the Debt of the Issuer to Foothill Capital Corporation outstanding at any time.

     "TRADE PAYABLES" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by the Issuer in the ordinary course of business in connection with the obtaining of materials or services.

     Section 2. Payment of Principal and Interest.

     Section 2.1. Scheduled Payment of Principal. The Issuer shall pay the Principal Amount, together with all accrued and unpaid interest thereon, if any, in cash to the Holder of this Note on May 10, 2004.

     Section 2.2. Payment of Interest. The Issuer shall pay interest on this Note quarterly in arrears, on March 31, June 30, September 30, and December 31 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "INTEREST PAYMENT DATE") of each year in which this Note
remains outstanding, commencing with [       ], on the unpaid Principal Amount
outstanding in lawful money of the United States at the Interest Rate, or Overdue Rate, as the case may be, as set forth above, by wire transfer of immediately available funds, to the Bank Account, from the most recent Interest Payment Date to which interest has been paid in full on this Note, or if no interest has been paid on this Note, from the date hereof, until payment in full of the Principal Amount has been made.

     Section 2.3. Prepayment. With the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Issuer may prepay the Notes in whole or in part without penalty or fee; provided, however, that such consent may not be unreasonably withheld.

     Section 2.4. Payment Obligations Absolute and Unconditional. No provision of this Note shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the Principal Amount of and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

     Section 2.5. Pro Rata Payment. The Issuer agrees that any payments to the Holders of the Notes (whether for principal, interest or otherwise) shall be made pro rata among all such Holders based upon the aggregate unpaid Principal Amount of the Notes held by each such Holder. If any Holder of a Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal or interest on such Note in excess of such Holder's pro rata share of payments obtained by all Holders of the Notes, such Holder shall make such payments to the other Holders of the Notes as is necessary to cause such Holders to share the excess payment ratably among each of them as provided in this Section.

     Section 3.  Covenants.

     The Issuer agrees that, so long as any amount payable under this Note remains unpaid:

     Section 3.1. Information. The Issuer will deliver to the Holder, within three Business Days after any executive officer of the Issuer obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Issuer setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto.

     Section 3.2. Conduct of Business and Maintenance of Existence. The Issuer will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of its business.

     Section 4.  Events of Default and Remedies.

     Section 4.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following events ("EVENTS OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of any interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of three days; or

     (b) default in the payment of all or any part of the principal of any of the Notes as and when the same shall become due and payable; or

     (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer contained in the Notes for a period of 15 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer; or

     (d) any acceleration of the maturity of any Debt of the Issuer or any of its subsidiaries having a principal amount greater than $1,000,000; or

     (e) a final and non-appealable judgment or order (not covered by insurance) for the payment of money shall be rendered against the Issuer or any of its subsidiaries in excess of $1,000,000 in the aggregate for all such judgments or orders (treating any deductibles, self insurance or retention as not so covered), and such judgment or order shall continue unsatisfied for a period of 60 days; or

     (f) a court having jurisdiction shall enter a decree or order for relief in respect of the Issuer in an involuntary case under applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or the Issuer shall make any general assignment for the benefit of creditors; or

     (h) the consummation of the consolidation or merger of the Issuer into or with any other entity or entities which results in the exchange of outstanding shares of the Issuer for securities or other consideration issued or paid or caused to be issued or paid by any such entity or Affiliate thereof (other than (x) a merger solely for the purpose of reincorporating the Issuer in a different jurisdiction or (y) a consolidation or merger in which the Issuer is the surviving entity and in which the Issuer's Capital Stock outstanding immediately prior to such merger or consolidation are exchanged or converted into or constitute more than 50% of the Issuer's voting power after such consolidation or merger); (ii) the sale or transfer by the Issuer of all or substantially all of its assets otherwise than to one or more Subsidiaries; or (iii) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)1) of the Exchange Act), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Issuer;

     then, and in each and every such case (other than an Event of Default specified in Sections 4.1(f), 4.1(g) or 4.1(h) hereof), the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (the "ACCELERATION NOTICE"), may declare the entire principal amount of the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in
Section 4.1(f), 4.1(g) or 4.1(h) occurs, the principal amount of and accrued interest on the Notes shall become and be immediately due and payable without any declaration or other act on the part of any Holder.

     Section 4.2. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by the Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by any Holder.

     Section 4.3. Waiver of Past Defaults. The Holders of the Notes may waive, in accordance with Section 6.1, any past Default or Event of Default hereunder and its consequences. In the case of any such waiver, the Issuer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of the Notes; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 5.  Subordination.

     Section 5.1. Notes Subordinated to Senior Debt. The Issuer covenants and agrees and each Holder, by his acceptance hereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of Section 5 of this Note; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the payment of the principal amount of and interest on the Notes by the Issuer shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment, to the prior payment in full of Senior Debt.

     Section 5.2. No Payment on Notes in Certain Circumstances. (a) If any default in the payment of any principal of or interest on any Senior Debt when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, occurs and is continuing, no payment shall be made by the Issuer with respect to the principal of or interest on the Notes or to acquire any of the Notes for cash or property other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof.

     (b) If any event of default (other than a default in payment of the principal of or interest on any Senior Debt) occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Notes) with respect to any Senior Debt, as such event of default is defined in such Senior Debt, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative of such holder or holders gives written notice of the event of default to the Issuer (a "DEFAULT NOTICE"), then, unless and until such event of default has been cured or waived or has ceased to exist, the Issuer shall not be obligated to, and shall not, (x) make any payment of or with respect to the principal of or interest on the Notes or (y) acquire any of the Notes for cash or property or otherwise other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof. After the event of default described in such Default Notice has been cured or waived or ceases to exist, the Issuer shall, subject to Section 5.2(a), promptly pay to the Holders of the Notes all sums which the Issuer would have been obligated to pay from the date of the Default Notice but for this Section 5.2(b).

     (c) Notwithstanding the foregoing, in the event that any payment in cash shall be received by any Holder when such payment is prohibited by Section 5.2(a) or 5.2(b), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts then due and owing on the Senior Debt, if any.

     Section 5.3. Payment Over of Proceeds Upon Dissolution, Etc. (a) Upon any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Debt shall first be paid in full, or such payment duly provided for, before any payment is made on account of the principal of or interest on the Notes, or any acquisition of the Notes for cash or property is made other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof. Upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions hereof, other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

     (b) Notwithstanding the foregoing, in the event that any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, other than conversion of the Notes into Common Shares in accordance with Section 7.1 hereof, shall be received by any Holder when such payment or distribution is prohibited by Section 5.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

     (c) For purposes of Section 5 of this Note, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include (x) shares of stock of the Issuer as reorganized or readjusted, (y) any payment or distribution of securities of the Issuer or any other Issuer authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Notes to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (z) securities of the Issuer or any other Issuer provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding; provided that (i) if a new Issuer results from such reorganization or readjustment, such Issuer assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. Notwithstanding anything to the contrary in this Section 5, (i) a court referred to in clause (x) above may give effect, and state that it is giving effect to the subordination of the Notes in an order or decree which authorizes the payment in full of Senior Debt in assets other than cash or cash equivalents and (ii) any assets which the holders of the Notes are permitted to receive in accordance with the provisions of this Section 5 shall not be subject to any claim by or on behalf of the holders of Senior Debt.

     5.4. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal amount of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation,
(a) no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of Section 5 of this Note, and no payment over pursuant to the provisions of Section 5 of this Note to the holders of Senior Debt by the Holders of the Notes shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the

Issuer to or on account of the Senior Debt, and (b) no payment or distributions of cash, property or securities to or for the benefit of the Holders of the Notes pursuant to the subrogation provision of Section 5, which would otherwise have been paid to the holders of Senior Debt shall, as between the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment by the Issuer to or for the account of the Holders of the Notes. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Section 5, shall have been applied, pursuant to the provisions of this Section 5, to the payment of all amounts payable under Senior Debt, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount required to make payment in full of such Senior Debt.

     Section 5.5. Obligations of Issuer Unconditional.  Nothing contained in
Section 5.1 or elsewhere in the Notes is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal amount of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under Section 5 of the holders of the Senior Debt in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Without limiting the generality of the foregoing, nothing contained in
Section 5 will restrict the right of the Holders of the Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 4.1 or to pursue any rights or remedies hereunder.

     Section 5.6. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in
Section 5, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to
Section 5 of this Note.

     Section 5.7. Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Debt. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliances by the Issuer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Issuer, all without affecting the liabilities and obligations of the Holders of the Notes.

     Section 5.8. Section 5 Not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of Section 5 will not be construed as preventing the occurrence of an Event of Default.

     Section 6.1. Modification of Notes. Any provision of this Note may be amended or, subject to Section 4, waived with the written consent of the Issuer and the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided that no such amendment or waiver shall (a) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the conversion thereof, amend or waive

Section 4.1, or impair or affect the rights of any Holder to institute suit for the payment thereof or adversely affect the ranking of the Notes with respect to the outstanding Debt of the Issuer, in each such case, without the consent of each Holder of each Note so affected, (b) reduce the aforesaid percentage of Holders of the Notes, the consent of the Holders of the Notes of which is required for any such amendment or waiver, without the consent of the Holders of all Notes then outstanding, or (c) modify the terms of the Notes so as to affect adversely the rights of any holder of Senior Debt at the time outstanding to the benefits of subordination hereunder without the consent of such holder; and for such purposes the following modifications to the terms of this Note or, as applicable, the Securities Purchase Agreement, shall be deemed to adversely affect the rights of the holders of the Senior Debt: (i) shortening the maturity date of the principal amount of this Note; (ii) increasing the interest rate under this Note; (iii) increasing the principal amount of the Notes issued under the Securities Purchase Agreement; (iv) modifying the required prepayments under this Note; and (v) amending the events constituting Defaults under this Note in a manner adverse to the Company or the holders of the Senior Debt. The Issuer shall promptly notify all of the Holders of the Notes after the making of any amendment or waiver pursuant to this Section 6.1.

     Section 7.1. Conversion. (a) The Principal Amount of this Note shall be convertible at any time and from time to time, in whole or in part (such amount, the "CONVERTIBLE AMOUNT") at the option of the Holder hereof and upon notice to the Issuer as set forth below, into fully paid and nonassessable Common Shares at the Conversion Rate (as defined below). The initial conversion price per Common Share will be [80% of the Daily Price per Common Share for the ten (10) consecutive trading days immediately preceding the two consecutive trading days immediately prior to the day of the Company Shareholder Meeting (as defined in the Securities Purchase Agreement)] and shall be subject to adjustment as provided for herein (the "CONVERSION PRICE"). The number of Common Shares deliverable upon conversion of each $1,000 Convertible Amount of the Notes, adjusted as hereinafter provided, is referred to herein as the "CONVERSION RATE". The initial Conversion Rate shall be equal to the quotient resulting from dividing $1000 by the Conversion Price.

     (b) The Conversion Price (and the corresponding Conversion Rate) shall be subject to adjustment from time to time as follows:

          (i) In case the Issuer shall at any time (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide or split its outstanding Common Shares, (C) combine or reclassify its outstanding Common Shares into a smaller number of Common Shares, (D) issue by reclassification of its Common Shares other securities of the Issuer (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), or (E) consolidate with, or merge with or into, any other Person, then in each such case the Conversion Rate in effect at the time of the record date for any such dividend or distribution or of the effective date of any such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the kind and aggregate number of Common Shares or other securities of the Issuer (or shares of any security into which such Common Shares have been combined, consolidated, merged, converted or reclassified pursuant to clause (C), (D), or (E) above) which, if this Note had been converted immediately prior to such time, such Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming for purposes of this subsection 7.1(b)(i) that such Holder (x) is not a Person with which the Issuer consolidated or into which the Issuer merged or which merged into the Issuer or to which such recapitalization, sale or transfer was made, as the case may be ("CONSTITUENT PERSON") and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each Common Share of the Issuer held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 7.1(b)(i) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) In case the Issuer shall issue or sell any Common Shares (other than Common Shares issued (1) pursuant to the Issuer's non-qualified stock option plans for officers, directors or key employees, or pursuant to any similar Common Share related employee compensation plan of the Issuer approved by the Issuer's Board of Directors, (2) in connection with a merger or consolidation with or other acquisition of, another Person or the acquisition of the assets of another Person, other than any such transaction that constitutes a Change in Control Liquidation Event (as such term is defined in the Issuer's Amended and Restated Articles of Incorporation) or (3) upon exercise or conversion of any security the issuance of which caused an adjustment under Section 7.1(b)(iii) or (iv) hereof) without consideration or for a consideration per share less than the Conversion Price (the "ISSUE PRICE"), the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the Issuer upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Conversion Price. In case any portion of the consideration to be received by the Issuer shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Issuer; provided that if Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any such determination, the Board of Directors of the Issuer shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. Such Holders shall be notified promptly of any consideration other than cash to be received by the Issuer and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors of the Issuer.

          (iii) In case the Issuer shall fix a record date for the issuance of rights, options or warrants to the holders of Common Shares or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Conversion Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Conversion Price shall be adjusted pursuant to paragraph (b)(ii) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of Common Shares, in the latter event.

          (iv) In case the Issuer shall issue rights, options (other than options issued pursuant to a plan described in Section 7(b)(ii)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities, and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Conversion

     Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to Section 7(b)(ii) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this Section 7(b)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to Section 7(b)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (v) In case the Issuer shall fix a record date for the making of a dividend or distribution to holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Issuer is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, Section 7(b)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share (as defined below) on such record date, less the fair market value (determined as set forth in Section 7(b)(ii) hereof) of the portion of the cash, assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (vi) For the purpose of any computation under Section 8(b) hereof, on any determination date, the "CURRENT MARKET PRICE PER COMMON SHARE" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (1) if the Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (2) if the Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ National Market; or (4) if the shares of such class of Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date the Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value per share of such shares on such determination date as determined by the Board of Directors of the Issuer. If Holders of 50% or more of the outstanding aggregate principal amount of the Notes shall object to any determination by the Board of Directors of the Issuer of the Current Market Price Per Common

     Share, the Current Market Price Per Common Share shall be the fair market value per Common Share as determined by an independent appraiser retained by the Issuer at its expense and reasonably acceptable to such Holders. For purposes of any computation under this Section 7(b), the number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Issuer.

          (vii) All calculations under this Section 7(b) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (viii) In the event that, at any time as a result of the provisions of this Section 7(b), the Holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Issuer other than Common Shares, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (ix) If the Issuer shall take a record of the Holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms hereof) and shall, thereafter and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of Common Shares purchasable upon conversion of the Notes by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     (c) (i) In order to exercise the conversion privilege, the Holder of the Note to be converted shall surrender the Note, with a written notice to the Issuer that such Holder elects to exercise its conversion privilege, and stating the Convertible Amount of Notes which the Holder seeks to convert. The date of receipt of the Note or Notes by the Issuer shall be the conversion date (the "CONVERSION DATE").

          (ii) As promptly as practicable (but no later than three Business
     Days) after the Conversion Date, the Issuer shall issue and shall deliver to such Holder, or on the Holder's written order to the Holder's permitted transferee in accordance with the terms of the Amended and Restated Investor Rights Agreement, a certificate or certificates for the whole number of Common Shares issuable upon the conversion of such Note or Notes in accordance with the provisions of this Section 7.1.

          (iii) In the case where only part of a Note is converted, the Issuer shall execute and deliver (at its own expense) a new Note of any authorized denomination as requested by a Holder in an aggregate principal amount equal to and in exchange for the unconverted portion of the Principal Amount of the Note so surrendered.

          (iv) The Issuer shall make a cash payment equal to all accrued and unpaid interest on the Principal Amount so surrendered for conversion (other than interest payments payable to a holder of record on a prior Interest Payment Date) to the Conversion Date.

          (v) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Notes to be converted shall have been surrendered to the Issuer, and the person in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on such date and such conversion shall be into a number of Common Shares resulting from applying the Conversion Rate in effect at such time on such date. All Common Shares delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all Liens and charges and not subject to any preemptive rights. Upon the surrender of any Notes for conversion, such Notes or part thereof so converted shall no longer be deemed to be outstanding and all rights of a Holder with respect to such Notes or part thereof so converted including the rights, if any, to receive interest, notices and consent rights shall immediately terminate on the Conversion Date except the right to receive the Common Shares and other amounts payable pursuant to this Section 7.1. Any Notes or part thereof so converted shall be retired and cancelled.

     (d) (i) The Issuer covenants that it will at all times during which the Notes shall be outstanding reserve and keep available, free from preemptive rights, such number of its authorized but unissued Common Shares as shall from time to time be required for the purpose of effecting conversions of outstanding Notes.

          (ii) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon conversion of the Notes, the Issuer shall comply with all applicable federal and state laws and regulations which require action to be taken by the Issuer.

     (e) The Issuer will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares on conversion of the Notes pursuant hereto; provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the Holder of the Notes to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

     (f) If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any Holder tendering Notes for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the Holders entitled to receive the Common Shares issuable upon such conversion of the Notes shall not be deemed to have converted such Notes until immediately prior to the closing of the sale of securities in such offering.

     (g) No fractional Common Shares shall be issued upon conversion of the Notes. In lieu of fractional shares, the Issuer shall pay cash equal to such fraction multiplied by the Daily Price for Common Shares on the trading day immediately preceding the related Conversion Date.

     (h) Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 7.1, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Notes outstanding a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Issuer shall, upon the reasonable written request of any Holder of Notes, furnish or cause to be furnished to such Holders a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate then in effect, and (iii) the number of Common Shares and the amount, if any, of other property which then would be received upon the conversion of the Notes. Despite such adjustment or readjustment, the form of each or all Notes, if the same shall reflect the initial or any subsequent Conversion Rate, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Note, which shall control.

     (i) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7.1 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Notes against impairment to the extent required hereunder. Nothing in this Section 8.1 shall affect the continued accrual of interest on the outstanding Notes in accordance with the terms of this Note.

     Section 9. Miscellaneous

     Section 9.1. Transfer Restrictions. This Note is transferable and assignable to one or more purchasers, provided that such transfer or assignment is made in compliance with the Securities Act of 1933, as amended, and any applicable state and foreign securities laws and in compliance with Article 2 of the Amended and Restated Investor Rights Agreement. The Issuer agrees to issue from time to time a replacement Note or Notes in the form hereof and in such denominations as the Holder may request to facilitate such transfers and assignments upon surrender of the Note or Notes being transferred. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Issuer, the Issuer also agrees to issue a replacement Note if this Note has been lost, stolen, mutilated or destroyed.

     Section 9.2. Registration. The Issuer shall keep at its principal office a register (the "REGISTER") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all transfers of this Note. References to the "HOLDERS" shall mean the Persons listed in the Register as the payees of the Notes unless any payee shall have presented a Note to the Issuer for transfer and the transferee shall have been entered in the Register as a subsequent holder, in which case the term shall mean such subsequent holder. The ownership of this Note shall be proven by the Register. For the purpose of paying interest and principal on this Note, the Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 4.1(a) or (b) if payment of interest and principal is made in accordance with the name and address and particulars contained in the Register.

     Section 9.3. Governing Law. This Note shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

     Section 9.4. Waiver of Presentment, Acceptance. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein. The Holder of this Note by acceptance hereof agrees to be bound by the provisions of the Notes which are expressly binding on the Holder.

     Section 9.5. Section Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

     Dated: [       ], 2002

                                          FRONTSTEP, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   APPENDIX D

                                FRONTSTEP, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                        COMMON STOCK OF FRONTSTEP, INC.

     NO. [     ]                                             WARRANT TO PURCHASE
                                                                  [     ] SHARES

     THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH. THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY.

     FOR VALUE RECEIVED, FRONTSTEP, INC., an Ohio corporation (the "COMPANY"), hereby certifies that [NAME], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant (the "WARRANT"), to purchase from the Company, at the times specified herein, up to an aggregate of [ ] fully paid and non-assessable Common Shares (as hereinafter defined), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share are subject to adjustment from time to time as hereinafter set forth. This Warrant and the Warrant Shares (as hereinafter defined) may be assigned, transferred, sold, offered for sale or exercised by the Holder only upon compliance with the terms and conditions hereof.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT" means the Amended and Restated Investor Rights Agreement dated March 7, 2002 among the Company and the investors listed on the signature pages thereto, as may be amended from time to time.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

     "COMMON SHARES" means the common shares, no par value, of the Company.

     "CURRENT MARKET PRICE PER COMMON SHARE" means, on any determination date, the average (weighted by daily trading volume) of the Daily Prices per share of the applicable class of Common Shares for the 20 consecutive trading days immediately prior to such date. If on any determination date such Common Shares are not quoted by the NYSE or NASDAQ, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors of the Company. If the Holders of 75% of the outstanding Warrants shall object to any determination by the Board of Directors of the Company of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the Common Shares as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to such Holders.

     "DAILY PRICE" means, on any determination date, (A) if such Common Shares then are listed and traded on the NYSE, the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (B) if the shares of such class of Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (C) if such Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ; or (D) if such Common Shares then are not traded on the NASDAQ, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ.

     "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

     "EXERCISE PRICE" means $0.01 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

     "EXPIRATION DATE" means 5:00 p.m. New York City time on the tenth anniversary of the date hereof.

     "HOLDERS" means the original Holders of the Warrants issued pursuant to the Securities Purchase Agreement, or if any such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company. Any successor Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Holder in the manner described above.

     "NASDAQ" means The NASDAQ Stock Market, Inc.

     "NYSE" means New York Stock Exchange, Inc.

     "PERSON" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of March 7, 2002 among the Company and the Investors listed on the signature pages thereto, providing for the purchase and issuance of the 10% subordinated notes due 2004, the Warrants, and the 10% subordinated convertible notes due 2004.

     "WARRANT SHARES" means the Common Shares deliverable upon exercise of this Warrant, as adjusted from time to time.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Investor Rights Agreement.

     2. Exercise of Warrant.

     (a) Any sale, transfer, assignment or hypothecation of this Warrant, whether in whole or in part, must be in compliance with Paragraph 12 of this Warrant. Subject to the other terms and conditions of this Warrant, the Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day; provided, however, if the Holder of this Warrant is either Lawrence J. Fox or James A. Rutherford, such Holder may not exercise this Warrant, in whole or in part, until shareholders of the Company holding a majority of the total votes cast on the proposal to approve the issuance of the Warrants to Lawrence J. Fox and James A. Rutherford, represented in person or by proxy, have approved such issuance as contemplated under Section 5.06 of the Securities Purchase Agreement. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

     (b) The Exercise Price may be paid by wire transfer or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

     (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

     (d) Upon exercise or partial exercise and surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the Common Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

     (e) In lieu of exercising the Warrant pursuant to paragraph 2(a), the Holder may elect in accordance with the procedures set forth in this paragraph 2 to exchange this Warrant for shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X =  (A - B) X C where:
     -------
     A
                X = the number of shares of Common Stock issuable
                    upon exchange pursuant to this paragraph 2(e).

                A = the Daily Price on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to paragraph 2(a).

                B = the Exercise Price.

                C = the number of shares of Common Stock as to which this Warrant being exchanged would otherwise be exercisable for pursuant to paragraph 2(a).

     If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued pursuant to this paragraph 2(e).

     3. Restrictive Legend. Certificates representing Common Shares issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to the Amended and Restated Investor Rights Agreement or applicable law.

     4. Reservation of Shares. The Company hereby agrees that at all times prior to the expiration hereof there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant such number of its authorized but unissued Common Shares or other securities of the Company from time to time issuable upon the full exercise of the then unexercised portion of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise or exchange, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Amended and Restated Investor Rights Agreement and as may be required under applicable law.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or exchange of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share at the date of such exercise or exchange.

     6. Transfer or Assignment of Warrant.

     (a) This Warrant and all rights hereunder are not transferable by the registered Holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Warrant and the Amended and Restated Investor Rights Agreement in accordance with the provisions hereof and thereof. Each Holder of this Warrant by taking or holding the same, consents and agrees that the registered Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) Subject to compliance with the terms of this Warrant and the Amended and Restated Investor Rights Agreement, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant for the Common Shares assigned in the Warrant Form Assignment in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, a new Warrant for the balance of the Common Shares for which this Warrant is then exercisable which are not so assigned in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like tenor and date.

     8. Anti-dilution Provisions.

     (a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Shares payable in Common Shares,
(ii) subdivide or split the outstanding Common Shares, (iii) combine or reclassify the outstanding Common Shares into a smaller number of shares, or
(iv) issue any shares of its capital stock in a reclassification of Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that the exercise of this Warrant after such time shall entitle the Holder to receive the aggregate number of Common Shares or other securities of the Company (or shares of any security into which such Common Shares have been reclassified pursuant to clause 8(a)(iii) or 8(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) All calculations under this paragraph 8 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

     (c) In the event that, at any time as a result of the provisions of this paragraph 8, the holder of this Warrant upon subsequent exercise or exchange shall become entitled to receive any shares of capital stock of the Company other than Common Shares, the number of such other shares so receivable upon exercise or exchange of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

     (d) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 8(a) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     (e) If the Company shall fix a record date relating to any event specified in paragraph 8(a) (which results in an adjustment to the Exercise Price under the terms of this Warrant) and shall thereafter, and before such dividend or distribution is paid or delivered or before such issuance, legally abandon its plan to pay or deliver such dividend or distribution or to make such issuance, then any adjustment made to the Exercise Price and number of Common Shares purchasable upon exercise of this Warrant by reason of the fixing of such record date shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     (f) Notwithstanding anything to the contrary contained in this paragraph 8, prior to shareholder approval as required under applicable NASDAQ rules, no adjustment shall be made to the Exercise Price which would increase the number of Common Shares issuable upon exercise of such Warrant to the extent that such issuance would cause the Company to violate its obligation to obtain such prior shareholder approval.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise or exchange this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares for which this Warrant may have been exercised or exchanged immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Shares is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a Constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Shares failed to exercise such rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger or sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise or exchange, such shares of stock, other securities, cash and property. The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales or transfers. For purposes of this paragraph 9, "Person" shall not include any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

     10. Notices. Any notice, request, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery in accordance herewith:

     If to the Company:

               Frontstep, Inc.
               2800 Corporate Exchange Drive
               Columbus, Ohio 43231
               Telecopy: (614) 895-2972
               Attention: Corporate Counsel

     If to the Holder:

               [          ]

Each such notice, request, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise or exchange of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. Transferee Representations. Prior to effecting any transfer of this Warrant or any part hereof, each prospective transferee shall represent in writing to the Company that:

     (a) Such transferee is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended and such transferee was not organized for the specific purpose of acquiring this Warrant or the Common Shares issuable upon exercise of this Warrant;

     (b) such transferee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of such transferee's investment in the Company and is able financially to bear the risks thereof;

     (c) such transferee has had an opportunity to obtain whatever information concerning the Company and the Common Shares as has been requested from the Company by such transferee in order to make such transferee's investment decision with respect to this Warrant and the Warrant Shares;

     (d) this Warrant and the Warrant Shares are being acquired by such transferee for such transferee's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

     (e) such transferee understands that (i) this Warrant and the Warrant Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, in reliance upon an exemption from the registration requirements of such act pursuant to Section 4(2) thereof and Rule 506 promulgated under such act and under applicable state securities laws, (ii) this Warrant and the Warrant Shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under such act and under applicable state securities laws or is exempt from such registration, (iii) this Warrant and the Warrant Shares issuable upon exercise of this Warrant will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

     13. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     14. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to
be signed by its duly authorized officer and to be dated as of                ,
2002.

                                          FRONTSTEP, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged and Agreed:
[                           ]

By:
    --------------------------------------------------------
    Name:
    Title:

                            WARRANT EXERCISE NOTICE

               (To be delivered prior to exercise of the Warrant
            by execution of the Warrant Exercise Subscription Form)

To: Frontstep, Inc.

     [     ] [The undersigned hereby notifies you of its intention to exercise the warrant to purchase common shares, no par value, of Frontstep, Inc. held by the undersigned (the "WARRANT"). The undersigned intends to exercise the Warrant
to purchase                common shares (the "SHARES") at $0.01 per Share. The
undersigned intends to pay the aggregate Exercise Price for the Shares, by wire transfer, or certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.]

     [The undersigned hereby notifies you of its intention to exchange the Warrant on a cashless basis pursuant to Section 2(e) of the Warrant to purchase Common Shares, no par value, of Frontstep, Inc. Based on an exercise price of
$0.01 per Share and a Daily Price of $          , the undersigned intends to
exchange the Warrant for                Common Shares.]

Date:
------------------------

                                          --------------------------------------
                                          (Signature of Holder)
                                          This signature must conform in all
                                         respects to the name of the Holder as
                                         specified on the Warrant

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)          (State)     (Zip Code)

Payment: $
------------------------ wire transfer

        $
        -------------------------------- check

                       WARRANT EXERCISE SUBSCRIPTION FORM

               (To be executed only upon exercise of the Warrant
                   after delivery of Warrant Exercise Notice)

     To:  [Issuer]

     The undersigned irrevocably exercises this Warrant for the purchase of common shares, no par value (the "SHARES"), of Frontstep, Inc. (the "COMPANY") at $0.01 per Share and herewith makes payment of $
(such payment being made by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such wire transfer or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:
------------------------

                                          --------------------------------------
                                          (Signature of Holder)
                                          This signature must conform in all
                                         respects to the name of the Holder as
                                         specified on the Warrant

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)          (State)     (Zip Code)

Securities and/or check to be issued to:
----------------------------------------------------------------------
Please insert social security or identifying number:
-----------------------------------------------------------
Name:
--------------------------------------------------------------------------------
Street Address:
--------------------------------------------------------------------------------
City, State and Zip Code:
--------------------------------------------------------------------------------
Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:
Please insert social security or identifying number:
-----------------------------------------------------------
Name:
--------------------------------------------------------------------------------
Street Address:
--------------------------------------------------------------------------------
City, State and Zip Code:
--------------------------------------------------------------------------------

                            WARRANT ASSIGNMENT FORM

                                                      Dated                , 200

                FOR VALUE RECEIVED,

                                   ------------------------------------- hereby
                irrevocably sells, assigns and transfers unto
                    ----------------------------------------- (the "ASSIGNEE"),
                    (please type or print in block letters)

--------------------------------------------------------------------------------
                                (insert address)

its right to purchase up to                common shares, without par value, of
Frontstep, Inc. (the "Company") represented by this Warrant and does hereby
irrevocably constitute and appoint                Attorney, to transfer the same
on the books of the Company, with full power of substitution in the premises.

                                          Signature:
                                          --------------------------------------
                                                (Signature of Holder)
                                                This signature must conform in
                                                     all respects to the name of
                                                     the Holder as specified on
                                                     the Warrant

                                                                      APPENDIX E

                              AMENDED AND RESTATED
                                FRONTSTEP, INC.
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     1. Purpose. The purpose of this Frontstep, Inc. Stock Option Plan for Outside Directors (the "Plan") is to secure the benefits which accrue from a program of offering to the Outside Directors of Frontstep, Inc. (the "Company") the opportunity to acquire and increase their proprietary interest in the success of the Company and thereby to attain the objectives of this Plan which are:

     (a) to obtain and retain the services of Participants;

     (b) to encourage and reward efficient and profitable operation; and

     (c) to promote the development of the business of the Company.

     2. Definitions. Whenever used herein, the following terms shall have the meaning set forth below:

     (a) "1933 Act" means the Securities Act of 1933, as amended.

     (b) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (e) "Committee" means the committee of the Board, whose membership shall be determined as provided under Section 3 hereof, appointed to administer the Plan.

     (f) "Common Shares" means the common shares of the Company.

     (g) "Company" means Frontstep, Inc.

     (h) "Director" means a member of the Board of the Company.

     (i) "Fair Market Value" means the average of the highest and lowest prices quoted for the Common Shares as reported on the Nasdaq National Market System on a particular day, or, if Common Shares were not traded on such date, on the next preceding day on which Common Shares were traded.

     (j) "For Cause" means on account of any act of (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, (iii) the conviction of a felony or (iv) intentional and repeated violations of written policies of the Company.

     (k) "Option" means any option to purchase Common Shares under this Plan, all of which options shall be non-qualified stock options under the Code.

     (l) "Outside Director" shall mean a Director who is not an employee of the Company or any Subsidiary.

     (m) "Participant" means an individual to whom an Option is granted under this Plan.

     (n) "Plan" means this Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors.

     (o) "Rule 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time.

     (p) "SEC" means the Securities and Exchange Commission or any successor thereto and includes the staff thereof.

     (q) "Subsidiary" means any corporation (other than the Company) in an unbroken ownership chain of corporations beginning with the Company if, at the time of the granting of any Options under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent

(50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Administration.

     (a) Composition of Committee. This Plan shall be administered by a Committee consisting of not less than three (3) Directors of the Company designated from time to time by the Board, provided each member of the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3.

     (b) Authority of Committee. In addition to the other powers granted to the Committee hereunder, the Committee shall have the authority, subject to the terms of this Plan, to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. Whenever this Plan authorizes or requires the Committee to take any action, make any determination, or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be conclusively binding upon all persons. Notwithstanding anything else contained in this Plan to the contrary, any action that may be taken by the Committee pursuant to this Plan also may be taken by the Board.

     4. Common Shares Subject to this Plan. The Common Shares subject to Options shall be either authorized and unissued Common Shares or treasury Common Shares of the Company. Subject to the provisions of Section 8 hereof, the aggregate number of Common Shares which may be issued pursuant to the exercise of Options under this Plan shall be 200,000. Except as otherwise provided herein, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of Common Shares as to which such expired or terminated Option shall not have been exercised may again become available for the grant of Options.

     5. Grant of Options.

     (a) Eligibility. Persons eligible for Options under this Plan shall consist of Outside Directors. In selecting the Outside Directors to whom Options will be awarded pursuant to Section 5(b)(i) below and the number of Common Shares subject to such Options, the Committee shall consider the value of their services to the Company and any other factors the Committee may deem relevant.

     (b) Grant of Options to Outside Directors. (i) Options under this Plan shall automatically be granted to each Outside Director, whether or not he is a member of the Committee, as provided in subsection 5(b)(ii) below and additional options may be granted under this Plan in the discretion of the Committee on terms and conditions not inconsistent with the provisions of this Plan.

          (ii) An Option to purchase 20,000 Common Shares shall be granted automatically to each Outside Director who is elected or otherwise chosen to serve as an Outside Director, regardless of whether the Outside Director is a member of the Committee. Said Option shall be granted on the second business day after the day such individual is elected or otherwise chosen to serve as an Outside Director.

          (iii) The foregoing subparagraphs (i) and (ii) notwithstanding, Options shall not be granted to any Outside Director at any time when such grant would result in a violation or possible violation of federal or state securities laws.

     6. Terms and Conditions of Options. Each Option shall be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve and which shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each option agreement shall state the number of Common Shares covered by the agreement, as determined by the Committee for discretionary grants of Options pursuant to Section 5(b)(i) or as set forth in
Section 5(b)(ii) for automatic grants of Options.

     (b) Option Price and Method of Payment. The purchase price pursuant to which Common Shares may be purchased under each Option granted hereunder shall be one hundred percent (100%) of the Fair Market Value of the Common Shares subject to such Option on the date the Option is granted. An Option may be exercised by giving to the Company notice in writing (in such form as may from time to time be specified by the Committee) stating the number of Common Shares subject to the Option in respect of which it is being exercised, accompanied by a check or cash in full payment of all Common Shares in respect of which the Option is being exercised. Each such notice of exercise of an Option shall be delivered to the General Counsel of the Company, or if no General Counsel is serving the Company at such time, to the Secretary of the Company. The Company shall have a reasonable time after receipt of any such notice in which to make delivery of share certificates for the Common Shares in respect of which an Option is exercised. Notwithstanding the foregoing, no Option granted hereunder shall be exercisable during the first six months after the date such Option is granted, unless otherwise permitted by the rules pertaining to Section 16 of the 1934 Act. In addition, no Option shall be exercisable prior to the approval of this Plan by the shareholders of the Company.

     (c) Option Period, General. Options shall be effective on and shall have a term of ten years from the date of grant. Each such Option shall be subject to earlier termination as provided in subsection (d) of this Section 6.

     (d) Exercisability of Options.

          (i) Except as otherwise provided in this subsection (d), any Option is exercisable only by the Participant and is exercisable only while the Participant is a Director.

          (ii) Except as otherwise set forth herein, each Option shall be exercisable upon grant.

          (iii) Any Option which is exercisable by its terms at the time the Participant ceases to be a Director must be exercised on or before the earlier of ninety calendar days after the date the Participant ceases to be a Director or the expiration date of such Option, whichever is earlier, after which period such Option shall expire. Notwithstanding the foregoing, if a Participant's status as a Director is terminated For Cause (as herein defined), all Options granted to such Participant shall, to the extent not previously exercised, expire immediately upon such termination.

     (e) Non-transferability. No Option shall be transferable or assignable otherwise than by will or the laws of descent and distribution, and an Option may not be exercised during the lifetime of a Participant except by him or by his legal guardian or representative.

     7. Effective Date. This Plan shall become effective on the date the Plan is first adopted by the Board; effectiveness shall be subject, however, to approval by the shareholders of the Company.

     8. Adjustment Provisions.

     (a) The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     (b) In the event of any change in capitalization affecting the Common Shares, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, the Committee shall make proportionate adjustments to reflect such change with respect to the aggregate number of Common Shares for which Options in respect thereof may be granted under the Plan, the maximum number of Common Shares covered by each outstanding Option and the price per share in respect of outstanding Options.

     (c) The Committee also shall make such adjustments in the number of shares covered by, and the price or other value of any outstanding Options in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

     9. Restrictions and Compliance with Securities Laws. Anything contained in the Plan or elsewhere to the contrary notwithstanding:

     (1) No Option shall be exercisable for the purchase of any Common Shares subject thereto except for:

          (A) Common Shares subject thereto which at the time of such exercise and purchase are registered under the 1933 Act or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the 1933 Act; and

          (B) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

          (C) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

     (2) If Common Shares subject to an Option are sold and transferred upon the exercise thereof to a person who (at the time of such exercise or thereafter) controls, is controlled by or is under common control with the Company, or are sold and transferred in reliance upon an exemption claimed in respect of the 1933 Act, then upon such sale and transfer:

          (A) Such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the 1933 Act or the applicable laws of any state; and

          (B) The Company shall cause each share certificate evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof and may use the following or any other appropriate legend for that purpose:

        SHARES EVIDENCED BY THIS CERTIFICATE ARE OWNED BY A PERSON WHO MAY BE DEEMED AN AFFILIATE OF THE COMPANY WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISTRIBUTED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT OR (2) UNTIL THE COMPANY HAS RECEIVED AN OPINION FROM ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT OR THE APPLICABLE LAWS OF ANY STATE.

     (3) Nothing contained in the Plan or elsewhere shall be construed to require the Company to take any action whatsoever to make exercisable any Option granted under the Plan or to make transferable any Common Shares issued upon the exercise of any such Option.

     (4) Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     10. Amendment of the Plan. The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever except as follows:

     (1) No revision or amendment may be made to any provision pertaining to the amount, price or timing of Options within six (6) months of any other revision or amendment to such provision, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and

     (2) No revision, amendment, suspension or discontinuation of the Plan shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the 1934 Act for which or with which the Committee deems it necessary or desirable to qualify or comply. No such revision, amendment, suspension or discontinuation shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Plan, unless necessary to comply with applicable law.

                                                                PRELIMINARY COPY
                                                                ----------------

                                 FRONTSTEP, INC.
            PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON JUNE 20, 2002


         The undersigned holder(s) of common shares and/or preferred shares of Frontstep, Inc. ("Frontstep") hereby constitute(s) and appoint(s) Stephen A. Sasser and Daniel P. Buettin, and each of them, with full power of substitution and revocation, as proxies or proxy to appear and to vote the common shares and/or preferred shares of Frontstep which the undersigned would be entitled to vote if personally present at the special meeting of shareholders to be held at 2800 Corporate Exchange Drive, Columbus, Ohio on June 20, 2002, and any adjournment(s) or postponement(s) thereof, for the following purposes:

         1. PROPOSAL 1: To approve the issuance of the Convertible Notes, the issuance of common shares upon conversion of the Initial Notes and the issuance of that portion of the Warrants issued to Lawrence J. Fox and James A. Rutherford pursuant to the Securities Purchase Agreement dated March 7, 2002 between the Company and the investors named therein.

                  FOR    / /       AGAINST     / /      ABSTAIN    / /


         2. PROPOSAL 2: To approve the Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors.

                  FOR    / /       AGAINST     / /      ABSTAIN    / /


         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

                  Do you plan to attend the special meeting?   YES / /  NO / /

         WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 DESCRIBED ABOVE. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

         (THIS PROXY CONTINUES AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE)

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Frontstep, Inc. Shareholders and Proxy Statement dated
         May    , 2002 and hereby expressly revoke(s) any and all proxies
         heretofore given or executed by the undersigned with respect to the common shares and/or preferred shares of Frontstep Inc. which the undersigned is entitled to vote at the special meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRONTSTEP, INC.

                                             Dated:
                                                   ----------------------------

                                             Please sign exactly as your name
                                             appears herein. If shares are
                                             registered in two names, both
                                             should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee, guardian or corporate
                                             official, please give your full
                                             title. If signer is a corporation,
                                             please sign the full corporate name
                                             by authorized officer.


                                             ----------------------------------
                                                  Signature of Shareholder


                                             ----------------------------------
                                                 Signature of Shareholder